     INTERESTS IN INDIVIDUAL FLEXIBLE PREMIUM
        DEFERRED VARIABLE ANNUITY CONTRACTS

                     Issued by

         PROVIDENT MUTUAL VARIABLE ANNUITY
                 SEPARATE ACCOUNT

                        and

      PROVIDENT MUTUAL LIFE INSURANCE COMPANY

           SERVICE CENTER         MAIN ADMINISTRATIVE
       300 CONTINENTAL DRIVE            OFFICES
       NEWARK, DELAWARE 19713   1000 CHESTERBROOK BLVD.
                               BERWYN, PENNSYLVANIA 19312

               PHONE: 1-800-688-5177
                                                            PROSPECTUS

                                                         November 1, 2001

This prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") issued by Provident Mutual Life Insurance Company. This prospectus provides information that a prospective owner should know before investing in the Contract.

You can allocate your Contract's values to:

      -- Provident Mutual Variable Annuity Separate Account (the "Variable Account"), which invests in the portfolios listed below; or

      --  the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Variable Account (the "Portfolios") must accompany this prospectus. Please read these documents before investing and save them for future reference.

To learn more about the Contract, you should read the Statement of Additional Information ("SAI") dated November 1, 2001. For a free copy of the SAI, please call or write to us at our Service Center.

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents for the SAI appears on page 46 of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PLEASE NOTE THAT THE CONTRACT AND THE PORTFOLIOS:

      --  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      --  ARE NOT FEDERALLY INSURED;

      --  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      --  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

It may not be advantageous to replace existing insurance with the Contract.

The following Portfolios are available under this Contract:

     -- MARKET STREET FUND
        All Pro Broad Equity Portfolio
        All Pro Large Cap Growth Portfolio
        All Pro Large Cap Value Portfolio
        All Pro Small Cap Growth Portfolio
        All Pro Small Cap Value Portfolio
        Equity 500 Index Portfolio
        International Portfolio
        Mid Cap Growth Portfolio
        Balanced Portfolio
        Bond Portfolio
        Money Market Portfolio

     -- MFS VARIABLE INSURANCE TRUST
        MFS Emerging Growth Series
        MFS Investors Trust Series
        MFS New Discovery Series
        MFS Research Series

     -- OCC ACCUMULATION TRUST
        Equity Portfolio
        Managed Portfolio

     -- PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond Portfolio
        PIMCO Total Return Bond Portfolio

     -- STRONG VARIABLE INSURANCE FUNDS, INC.
        Strong Mid Cap Growth Fund II Portfolio

     -- STRONG OPPORTUNITY FUND II, INC.
        Strong Opportunity Fund II Portfolio

     -- VAN ECK WORLDWIDE INSURANCE TRUST
        Worldwide Bond Portfolio
        Worldwide Emerging Markets Portfolio
        Worldwide Hard Assets Portfolio
        Worldwide Real Estate Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND III
        VIP III Contrafund(R) Portfolio
        VIP III Growth Portfolio
        VIP III Growth Opportunities Portfolio
        VIP III Overseas Portfolio

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        PAGE
                                        ----
GLOSSARY..............................    1

TABLE OF EXPENSES.....................    3

CONTRACT SUMMARY......................    9
  The Contract........................    9
  Charges and Deductions..............   10
  Annuity Provisions..................   11
  Federal Tax Status..................   12

PMLIC, THE VARIABLE ACCOUNT AND THE
  PORTFOLIOS..........................   13
  Provident Mutual Life Insurance
     Company (PMLIC)..................   13
  Provident Mutual Variable Annuity
     Separate Account (Variable
     Account).........................   13
  The Funds...........................   14
  Resolving Material Conflicts........   21
  Addition, Deletion or Substitution
     of Investments...................   21

DESCRIPTION OF ANNUITY CONTRACT.......   22
  Purchasing a Contract...............   22
  Cancellation (Free-Look) Period.....   22
  Premiums............................   22
  Allocation of Net Premiums..........   23
  Variable Account Value..............   23
  Transfer Privilege..................   24
  Dollar Cost Averaging...............   25
  Earnings Sweep Program..............   26
  Withdrawals and Surrender...........   27
  Death Benefit Before or After
     Annuity Date.....................   29
  Alternate Death Benefit Riders......   30
  The Annuity Date....................   30
  Telephone, Fax, or E-mail
     Requests.........................   31
  Payments............................   31
  Modification........................   32
  Reports to Contract Owners..........   32
  Contract Inquiries..................   32

THE GUARANTEED ACCOUNT................   32
  Minimum Guaranteed and Current
     Interest Rates...................   32

                                        PAGE
                                        ----
  Transfers from Guaranteed Account...   33
  Payment Deferral....................   33

CHARGES AND DEDUCTIONS................   33
  Surrender Charge (Contingent
     Deferred Sales Charge)...........   33
  Administrative Charges..............   35
  Daily Annuity Charge................   35
  Investment Advisory Fees and Other
     Expenses of the Portfolios.......   35
  Charges For Optional Death Benefit
     Riders...........................   35
  Premium Taxes.......................   36
  Other Taxes.........................   36
  Charge Discounts For Sales to
     Certain Groups...................   36

PAYMENT OPTIONS.......................   36
  Election of Payment Options.........   36
  Description of Payment Options......   37

YIELDS AND TOTAL RETURNS..............   37

FEDERAL TAX STATUS....................   39
  Introduction........................   39
  Tax Status of the Contracts.........   39
  Taxation of Annuities -- In
     General..........................   40
  Taxation of Non-Qualified
     Contracts........................   40
  Taxation of Qualified Contracts.....   41
  Withholding.........................   43
  Possible Changes in Taxation........   43
  Other Tax Consequences..............   43

DISTRIBUTION OF CONTRACTS.............   44

LEGAL PROCEEDINGS.....................   44

VOTING PORTFOLIO SHARES...............   45

FINANCIAL STATEMENTS..................   45

STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS...................   46

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ACCUMULATION UNIT
A unit of measure used to calculate Subaccount Value.

ANNUITANT
The person whose life determines the annuity payments payable under the Contract.

ANNUITY CHARGE
The fee we charge for assuming mortality and risk expenses and administrative fees and expenses.

ANNUITY DATE
The date as of which Surrender Value is applied to a Payment Option. The last possible Annuity Date is the Maturity Date.

APPLICATION
The application you must complete to purchase a Contract plus all forms required by us or applicable law.

BENEFICIARY
The person to whom we pay the death benefit on the death of the Owner or the Annuitant. If the Contract has joint Owners, then the surviving joint Owner is the Beneficiary.

CANCELLATION (FREE-LOOK) PERIOD
The period described in this prospectus during which the Owner may return this Contract for a refund.

CODE
The Internal Revenue Code of 1986, as amended.

CONTRACT
The individual flexible premium deferred variable annuity contract issued by us and offered in this prospectus.

CONTRACT ACCOUNT VALUE
The sum of the Variable Account Value and the Guaranteed Account Value.

CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Date.

CONTRACT DATE
The date as of which we issue the Contract and upon which the Contract becomes effective. The Contract Date is used to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR
A twelve-month period beginning on the Contract Date or on a Contract
Anniversary.

FREE WITHDRAWAL AMOUNT
An amount of Contract Account Value that may be withdrawn each Contract Year without a Surrender Charge.

FUND
Any mutual fund in which a Subaccount invests.

GENERAL ACCOUNT
The assets that belong to us other than those allocated to the Variable Account or any of our other separate accounts.

GUARANTEED ACCOUNT
An account that is part of our General Account and not part of or dependent upon the investment performance of the Variable Account.

GUARANTEED ACCOUNT OPTION
An allocation option under the Contract supported by the General Account.

GUARANTEED ACCOUNT VALUE
The Net Premiums allocated and amounts transferred to the Guaranteed Account, plus interest credited to the Guaranteed Account, minus amounts deducted, transferred, or withdrawn from the Guaranteed Account.

MATURITY DATE
The last date as of which the Contract Account Value may be applied to a Payment Option. The latest possible Maturity Date is the Contract Anniversary on or following the Annuitant's age 90. Qualified Contracts may require that distributions begin at an earlier date.

MONEY MARKET SUBACCOUNT
The Subaccount that holds shares of the Money Market Portfolio of Market Street Fund.

NET ASSET VALUE PER SHARE
The value per share of any Portfolio on any Valuation Day. The method of computing the Net Asset Value Per Share is described in the prospectus for a Portfolio.

NET PREMIUM
The premium paid less any premium tax deducted from the premium.

NON-QUALIFIED CONTRACT
A Contract that is not a "Qualified Contract."

NOTICE
A request or notice in writing or otherwise in a form satisfactory to us that is signed by you and received at our Service Center. You may obtain the necessary form by calling us at (800) 688-5177.

OWNER (YOU, YOUR)
The person who owns the Contract. The Owner is entitled to exercise all rights and privileges provided in the Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. Joint Owners must be spouses.

PAYEE
The person entitled to receive annuity payments under the Contract. The Annuitant is the Payee unless the Owner designates a different person as Payee.

PAYMENT OPTION
One of the annuity payment options available under the Contract.

PMLIC (WE, OUR, US)
Provident Mutual Life Insurance Company.

PORTFOLIO
An investment portfolio of a Fund.

QUALIFIED CONTRACT
A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

RIDER
An amendment, addition, or endorsement to the Contract that changes the terms of the Contract by: (1) expanding Contract benefits; (2) restricting Contract benefits; or (3) excluding certain conditions from the Contract's coverage. A Rider that is added to the Contract becomes part of the Contract.

SEC
The U.S. Securities and Exchange Commission.

SERVICE CENTER
Our technology and service office at 300 Continental Drive, Newark, Delaware 19713.

SUBACCOUNT
A subdivision of the Variable Account.

SUBACCOUNT VALUE
Before the Annuity Date, the amount equal to that part of any Net Premium allocated to a Subaccount plus any amounts transferred to that Subaccount as adjusted by any interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable Surrender Charges and premium tax charges), other charges and any amounts transferred out of that Subaccount.

SURRENDER CHARGE
A charge we deduct if a withdrawal or surrender occurs during the first eight Contract Years after a premium payment is received. The Surrender Charge is separately calculated and applied to each premium payment at the time a portion of that premium payment is surrendered, withdrawn, or applied to a Payment Option on the Annuity Date. This charge is sometimes called a "contingent deferred sales charge."

SURRENDER VALUE
The Contract Account Value less: (1) any applicable Surrender Charge, (2) premium tax charges not previously deducted, and (3) the annual contract maintenance fee.

TRANSFER PROCESSING FEE
The fee we charge for additional Subaccount amounts transferred after the twelfth transfer of Subaccount amounts within one Contract Year. No fee will be assessed for a systematic transfer.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for certain holidays listed in this prospectus and on days when trading of shares within a Subaccount is sufficient to affect materially the value of the Subaccount.

VALUATION PERIOD
The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT
Provident Mutual Variable Annuity Separate Account.

VARIABLE ACCOUNT VALUE
The sum of all Subaccount Values.

                               TABLE OF EXPENSES

     The following information regarding expenses assumes that the entire Contract Account Value is in the Variable Account.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on
  Premiums.................  None
Maximum Contingent Deferred
  Sales Charge (as a
  percentage of each
  premium payment
  surrendered, withdrawn,
  or annuitized)...........  7%
Transfer Processing Fee....  No fee for first twelve transfers in Contract Year.
                                $25 fee for each transfer thereafter during Contract Year.
OTHER ANNUAL EXPENSES

Optional Step-up Death
  Benefit Rider Charge (as
  a percentage of Contract
  Account Value)...........  0.25%

ANNUAL ADMINISTRATIVE
  FEE(1)...................  $30 per Contract Year

VARIABLE ACCOUNT ANNUAL
  EXPENSES (as a percentage
  of Variable Account
  Value)

Annual Annuity Charge......  1.40% (the Annual Annuity Charge includes mortality and expense risk fees and administrative fees and expenses)

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE PORTFOLIO
ASSETS):

                                                                              GROSS          NET
                                                                              TOTAL         TOTAL
                                      MANAGEMENT    12B-1       OTHER         ANNUAL       ANNUAL
PORTFOLIO                              FEES(2)      FEES     EXPENSES(3)     EXPENSES    EXPENSES(4)
---------                             ----------    -----    ------------    --------    -----------
MARKET STREET FUND
  All Pro Broad Equity Portfolio....     0.75%       N/A         0.26%         1.01%        0.91%
  All Pro Large Cap Growth
     Portfolio......................     0.70%       N/A         0.27%         0.97%        0.90%
  All Pro Large Cap Value
     Portfolio......................     0.70%       N/A         0.32%         1.02%        0.90%
  All Pro Small Cap Growth
     Portfolio......................     0.90%       N/A         0.27%         1.17%        1.10%
  All Pro Small Cap Value
     Portfolio......................     0.90%       N/A         0.34%         1.24%        1.10%
  Equity 500 Index Portfolio........     0.24%       N/A         0.26%         0.50%        0.28%
  International Portfolio...........     0.75%       N/A         0.30%         1.05%        1.05%
  Mid Cap Growth Portfolio..........     0.75%       N/A         0.26%         1.01%        0.95%
  Balanced Portfolio................     0.55%       N/A         0.27%         0.82%        0.82%
  Bond Portfolio....................     0.40%       N/A         0.27%         0.67%        0.67%
  Money Market Portfolio............     0.25%       N/A         0.26%         0.51%        0.50%
MFS VARIABLE INSURANCE TRUST
  Emerging Growth Series............     0.75%      0.20%        0.10%         1.05%        1.04%
  Investors Trust Series............     0.75%      0.20%        0.12%         1.07%        1.06%
  New Discovery Series..............     0.90%      0.20%        0.19%         1.29%        1.25%
  Research Series...................     0.75%      0.20%        0.10%         1.05%        1.04%
OCC ACCUMULATION TRUST
  Equity Portfolio..................     0.80%       N/A         0.15%         0.95%        0.95%
  Managed Portfolio.................     0.78%       N/A         0.08%         0.86%        0.86%

                                                                              GROSS          NET
                                                                              TOTAL         TOTAL
                                      MANAGEMENT    12B-1       OTHER         ANNUAL       ANNUAL
PORTFOLIO                              FEES(2)      FEES     EXPENSES(3)     EXPENSES    EXPENSES(4)
---------                             ----------    -----    ------------    --------    -----------
PIMCO VARIABLE INSURANCE TRUST
  High Yield Bond Portfolio.........     0.25%       N/A         0.50%         0.75%        0.75%
  Total Return Bond Portfolio.......     0.25%       N/A         0.41%         0.66%        0.65%
STRONG VARIABLE INSURANCE FUNDS,
  INC.
  Mid Cap Growth Fund II
     Portfolio......................     1.00%       N/A         0.16%         1.16%        1.15%
STRONG OPPORTUNITY FUND II, INC.
  Opportunity Fund II Portfolio.....     1.00%       N/A         0.18%         1.18%        1.11%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Portfolio..........     1.00%       N/A         0.21%         1.21%        1.15%
  Worldwide Emerging Markets
     Portfolio......................     1.00%       N/A         0.33%         1.33%        1.26%
  Worldwide Hard Assets Portfolio...     1.00%       N/A         0.16%         1.16%        1.14%
  Worldwide Real Estate Portfolio...     1.00%       N/A         1.27%         2.27%        1.45%
VARIABLE INSURANCE PRODUCTS FUND III
  Contrafund Portfolio..............     0.57%      0.25%        0.10%         0.92%        0.90%
  Growth Portfolio..................     0.57%      0.25%        0.09%         0.91%        0.90%
  Growth Opportunities Portfolio....     0.58%      0.25%        0.12%         0.95%        0.93%
  Overseas Portfolio................     0.72%      0.25%        0.18%         1.15%        1.13%

     Premium taxes may be applicable, depending on the laws of your state.

     The above Table of Expenses is intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. Except as stated in the footnotes below, the table reflects the expenses of the Variable Account and the Funds for the 2000 calendar year. The Contract described in this prospectus was first offered in year 2001. For a more complete description of costs and expenses, see "Charges and Deductions" and the prospectus for each Portfolio.
---------------
(1) The Annual Administrative Fee is waived where Contract Account Value is $100,000 or more.
(2)The Management Fees in the above table for the Market Street Fund's All Pro Broad Equity, Mid Cap Growth, Balanced, and Bond Portfolios have been adjusted to reflect new management fees that became effective January 29, 2001.
(3)Other Expenses for the Market Street Fund Portfolios include an administrative expense of 0.10% (0.04% for the Equity 500 Index Portfolio). This administrative expense is payable to PMLIC for administration services that PMLIC provides to Market Street Fund. These services include internal legal and financial administrative services provided to Market Street Fund by PMLIC personnel.
(4) For certain Portfolios, certain expenses were reimbursed or fees waived during 2000. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. However, for certain Portfolios, no expenses were actually reimbursed or fees waived during 2000 because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.

     The fee and expense information regarding the Funds was provided by the Funds and has not been independently verified by PMLIC. Market Street Fund is affiliated with PMLIC. None of the other Funds is affiliated with PMLIC.

EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming that no optional death benefit rider was selected.

     1. If you surrender or annuitize your Contract at the end of the applicable time period:

SUBACCOUNT                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS
----------                                           -------    -------    -------    --------
Market Street All Pro Broad Equity.................  $ 88.91    $120.03    $150.21    $271.12
Market Street All Pro Large Cap Growth.............    88.82     119.74     149.72     270.12
Market Street All Pro Large Cap Value..............    88.82     119.74     149.72     270.12
Market Street All Pro Small Cap Growth.............    90.68     125.44     159.44     289.95
Market Street All Pro Small Cap Value..............    90.68     125.44     159.44     289.95
Market Street Equity 500 Index.....................    83.05     101.94     119.08     206.14
Market Street International........................    90.21     124.02     157.02     285.03
Market Street Mid Cap Growth.......................    89.29     121.17     152.16     275.11
Market Street Balanced.............................    88.08     117.46     145.81     262.08
Market Street Bond.................................    86.68     113.17     138.44     246.83
Market Street Money Market.........................    85.10     108.29     130.04     229.28
MFS Emerging Growth................................    90.12     123.73     156.53     284.04
MFS Investors Trust................................    90.31     124.30     157.50     286.02
MFS New Discovery..................................    92.07     129.69     166.67     304.58
MFS Research.......................................    90.12     123.73     156.53     284.04
OCC Equity.........................................    89.29     121.17     152.16     275.11
OCC Managed........................................    88.45     118.60     147.77     266.10
PIMCO High Yield Bond..............................    87.43     115.46     142.38     254.99
PIMCO Total Return Bond............................    86.49     112.59     137.46     244.78
Strong Mid Cap Growth Fund II......................    91.14     126.86     161.85     294.85
Strong Opportunity Fund II.........................    90.77     125.72     159.92     290.94
Van Eck Worldwide Bond.............................    91.14     126.86     161.85     294.85
Van Eck Worldwide Emerging Markets.................    92.17     129.98     167.15     305.55
Van Eck Worldwide Hard Assets......................    91.05     126.57     161.37     293.88
Van Eck Worldwide Real Estate......................    93.93     135.35     176.25     323.76
VIP III Contrafund(R)..............................    88.82     119.74     149.72     270.12
VIP III Growth.....................................    88.82     119.74     149.72     270.12
VIP III Growth Opportunities.......................    89.10     120.60     151.18     273.12
VIP III Overseas...................................    90.96     126.29     160.89     292.90

     2. If you do not surrender or annuitize your Contract at the end of the applicable time period:

SUBACCOUNT                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                              ------    -------    -------    --------
Market Street All Pro Broad Equity....................  $24.10    $74.19     $126.91    $271.12
Market Street All Pro Large Cap Growth................   24.00     73.89      126.40     270.12
Market Street All Pro Large Cap Value.................   24.00     73.89      126.40     270.12
Market Street All Pro Small Cap Growth................   26.00     79.89      136.39     289.95
Market Street All Pro Small Cap Value.................   26.00     79.89      136.39     289.95
Market Street Equity 500 Index........................   17.80     55.14       94.92     206.14
Market Street International...........................   25.50     78.39      133.90     285.03
Market Street Mid Cap Growth..........................   24.50     75.39      128.91     275.11
Market Street Balanced................................   23.20     71.48      122.39     262.08
Market Street Bond....................................   21.70     66.96      114.82     246.83
Market Street Money Market............................   20.00     61.82      106.18     229.28
MFS Emerging Growth...................................   25.40     78.09      133.40     284.04
MFS Investors Trust...................................   25.60     78.69      134.40     286.02
MFS New Discovery.....................................   27.50     84.37      143.83     304.58
MFS Research..........................................   25.40     78.09      133.40     284.04
OCC Equity............................................   24.50     75.39      128.91     275.11
OCC Managed...........................................   23.60     72.69      124.40     266.10
PIMCO High Yield Bond.................................   22.50     69.37      118.86     254.99
PIMCO Total Return Bond...............................   21.50     66.36      113.80     244.78
Strong Mid Cap Growth Fund II.........................   26.50     81.38      138.88     294.85
Strong Opportunity Fund II............................   26.10     80.19      136.89     290.94
Van Eck Worldwide Bond................................   26.50     81.38      138.88     294.85
Van Eck Worldwide Emerging Markets....................   27.60     84.67      144.32     305.55
Van Eck Worldwide Hard Assets.........................   26.40     81.08      138.38     293.88
Van Eck Worldwide Real Estate.........................   29.50     90.33      153.67     323.76
VIP III Contrafund(R).................................   24.00     73.89      126.40     270.12
VIP III Growth........................................   24.00     73.89      126.40     270.12
VIP III Growth Opportunities..........................   24.30     74.79      127.91     273.12
VIP III Overseas......................................   26.30     80.78      137.88     292.90

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming that the optional Step-up death benefit rider was selected:

     3. If you surrender or annuitize your Contract at the end of the applicable time period:

SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Market Street All Pro Broad Equity...................  $91.24    $127.14    $162.34    $295.83
Market Street All Pro Large Cap Growth...............   91.14     126.86     161.85     294.85
Market Street All Pro Large Cap Value................   91.14     126.86     161.85     294.85
Market Street All Pro Small Cap Growth...............   93.00     132.52     171.47     314.22
Market Street All Pro Small Cap Value................   93.00     132.52     171.47     314.22
Market Street Equity 500 Index.......................   85.38     109.15     131.53     232.40
Market Street International..........................   92.54     131.11     169.08     309.41
Market Street Mid Cap Growth.........................   91.61     128.28     164.27     299.73
Market Street Balanced...............................   90.40     124.58     157.98     287.00
Market Street Bond...................................   89.01     120.31     150.69     272.12
Market Street Money Market...........................   87.43     115.46     142.38     254.99
MFS Emerging Growth..................................   92.45     130.83     168.60     308.45
MFS Investors Trust..................................   92.63     131.39     169.56     310.37
MFS New Discovery....................................   94.40     136.76     178.64     328.49
MFS Research.........................................   92.45     130.83     168.60     308.45
OCC Equity...........................................   91.61     128.28     164.27     299.73
OCC Managed..........................................   90.77     125.72     159.92     290.94
PIMCO High Yield Bond................................   89.75     122.59     154.59     280.08
PIMCO Total Return Bond..............................   88.82     119.74     149.72     270.12
Strong Mid Cap Growth Fund II........................   93.47     133.94     173.87     319.00
Strong Opportunity Fund II...........................   93.10     132.81     171.95     315.17
Van Eck Worldwide Bond...............................   93.47     133.94     173.87     319.00
Van Eck Worldwide Emerging Markets...................   94.49     137.04     179.11     329.44
Van Eck Worldwide Hard Assets........................   93.38     133.65     173.39     318.04
Van Eck Worldwide Real Estate........................   96.26     142.38     188.12     347.20
VIP III Contrafund(R)................................   91.14     126.86     161.85     294.85
VIP III Growth.......................................   91.14     126.86     161.85     294.85
VIP III Growth Opportunities.........................   91.42     127.71     163.30     297.78
VIP III Overseas.....................................   93.28     133.37     172.91     317.09

     4. If you do not surrender or annuitize your Contract at the end of the applicable time period:

SUBACCOUNT                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                              ------    -------    -------    --------
Market Street All Pro Broad Equity....................  $26.60    $81.68     $139.37    $295.83
Market Street All Pro Large Cap Growth................   26.50     81.38      138.88     294.85
Market Street All Pro Large Cap Value.................   26.50     81.38      138.88     294.85
Market Street All Pro Small Cap Growth................   28.50     87.35      148.76     314.22
Market Street All Pro Small Cap Value.................   28.50     87.35      148.76     314.22
Market Street Equity 500 Index........................   20.30     62.73      107.71     232.40
Market Street International...........................   28.00     85.86      146.30     309.41
Market Street Mid Cap Growth..........................   27.00     82.88      141.35     299.73
Market Street Balanced................................   25.70     78.99      134.90     287.00
Market Street Bond....................................   24.20     74.49      127.41     272.12
Market Street Money Market............................   22.50     69.37      118.86     254.99
MFS Emerging Growth...................................   27.90     85.56      145.80     308.45
MFS Investors Trust...................................   28.10     86.16      146.79     310.37
MFS New Discovery.....................................   30.00     91.81      156.12     328.49
MFS Research..........................................   27.90     85.56      145.80     308.45
OCC Equity............................................   27.00     82.88      141.35     299.73
OCC Managed...........................................   26.10     80.19      136.89     290.94
PIMCO High Yield Bond.................................   25.00     76.89      131.41     280.08
PIMCO Total Return Bond...............................   24.00     73.89      126.40     270.12
Strong Mid Cap Growth Fund II.........................   29.00     88.84      151.22     319.00
Strong Opportunity Fund II............................   28.60     87.65      149.25     315.17
Van Eck Worldwide Bond................................   29.00     88.84      151.22     319.00
Van Eck Worldwide Emerging Markets....................   30.10     92.11      156.61     329.44
Van Eck Worldwide Hard Assets.........................   28.90     88.54      150.73     318.04
Van Eck Worldwide Real Estate.........................   32.00     97.74      165.86     347.20
VIP III Contrafund(R).................................   26.50     81.38      138.88     294.85
VIP III Growth........................................   26.50     81.38      138.88     294.85
VIP III Growth Opportunities..........................   26.80     82.28      140.36     297.78
VIP III Overseas......................................   28.80     88.24      150.24     317.09

     The above Examples assume no transfer charges or premium taxes have been assessed. The Examples also assume Net Total Annual Fund Expenses and that the Annual Administrative Fee is $30 and that the estimated average Contract Account Value per Contract is $30,000, which translates the Annual Administrative Fee into an assumed 0.10% charge for purposes of the Examples based on a $1,000 investment.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE MORE OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS

     Because the Contracts were not offered for sale on or prior to December 31, 2000, condensed financial information is not available.

CONTRACT SUMMARY
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     This section is a summary of some of the more important points that you should know and consider before purchasing a Contract. We discuss these topics in greater detail later in this prospectus.

                                  THE CONTRACT

- PURCHASING A CONTRACT. The Contract is an individual flexible premium deferred variable annuity issued. The Contract allows you to invest on a tax-deferred basis for your retirement or other long-term purposes. We may sell Contracts in connection with retirement plans which qualify for special tax treatment (Qualified Contracts), as well as Contracts which do not qualify for special tax treatment (Non-Qualified Contracts).

To purchase a Contract, you must submit an Application and pay the minimum initial premium. We do not begin to make annuity payments until the Annuity Date.

- CANCELLATION (FREE-LOOK) PERIOD. You have the right to return the Contract within 10 days (or any longer period required by the laws of your state) after you receive it. If you return the Contract within the Cancellation Period, we will return a refund amount to you. In most states, the amount we return is:

     -> the Contract Account Value as of the date that we receive the returned
        Contract

        plus

     -> any charges that we may have deducted from premium payments or Contract
        Account Value.

In states where required, we will return the premiums that you paid.

- PREMIUMS. We require a minimum initial premium of at least $10,000. You may pay subsequent premiums at any time. For Non-Qualified Contracts, the minimum subsequent premium is $100. For Qualified Contracts, the minimum subsequent premium is $50. You may also select a planned periodic premium schedule, which specifies each planned premium amount and payment frequency.

- ALLOCATION OF NET PREMIUMS. We will allocate Net Premiums under a Contract as designated by you to one or more of the Subaccounts or to the Guaranteed Account, or to both. In states where you are guaranteed the return of your premium if you cancel during the Cancellation Period, all Net Premiums allocated to the Variable Account will be initially allocated to the Money Market Subaccount for a 15-day period. At the end of that period, we will allocate the amount in the Money Market Subaccount to your designated Subaccounts.

We invest the assets of each Subaccount solely in a corresponding Portfolio. The Contract Account Value (except for the Guaranteed Account Value) will vary according to the investment performance of the Portfolios in which your chosen Subaccounts invest. We credit interest to amounts in the Guaranteed Account at a guaranteed minimum rate of 3% per year, or at a higher current interest rate as we may declare.

- TRANSFERS. Before the Annuity Date, you may request a transfer of all or part of the amount in a Subaccount or the Guaranteed Account to another Subaccount or the Guaranteed Account, subject to certain restrictions. Each transfer must be at least $500 or the entire amount in the Subaccount or Guaranteed Account, if less. After twelve transfers during a Contract Year, we deduct a transfer processing fee of $25 for each additional transfer during that Contract Year. We only allow one transfer out of the Guaranteed Account each Contract Year. You must make this transfer within 30 days of the Contract Anniversary. We limit the amount that you can transfer from the Guaranteed Account. Systematic transfers do not count towards the number of transfers during a Contract Year.

- WITHDRAWALS. At any time before the Annuity Date, you may withdraw part of the Surrender Value, subject to certain limitations.

- SURRENDER. Upon Notice received at our Service Center before the Annuity Date, you may surrender the Contract in full and receive its Surrender Value. This Notice must include the proper form which you may obtain by contacting our Service Center.

- DEATH BENEFIT. If an Owner dies before the Annuity Date, we will pay the Beneficiary a death benefit. During the first eight Contract Years, the death benefit equals the greater of:

     -> Contract Account Value, or

     -> aggregate premiums paid reduced by the amount of all withdrawals
        (including Surrender Charges) prior to the date of death.

In Contract Years nine and later, the death benefit equals the greatest of:

     -> Contract Account Value, or

     -> aggregate premiums paid as of the eighth Contract Anniversary reduced by the amount of all withdrawals prior to the eighth Contract Anniversary plus aggregate premiums paid since that Anniversary reduced, for each withdrawal since that Anniversary, by the Withdrawal Adjustment Amount (as described below), or

     -> Contract Account Value on the eighth Contract Anniversary plus aggregate premiums paid since that Anniversary reduced, for each withdrawal since that Anniversary, by the Withdrawal Adjustment Amount.

The Withdrawal Adjustment Amount is determined by multiplying the death benefit prior to the withdrawal by the ratio of the amount of the withdrawal (including any Surrender Charge) to the Contract Account Value immediately prior to the withdrawal.

Notwithstanding the foregoing, if the Owner is 90 years old or older at the date of death, the death benefit is the Contract Account Value.

If any Owner dies before the Annuity Date, we must generally distribute the death benefit to the Beneficiary within five years after the date of death.

- STEP-UP RIDER. You may also elect a Step-up Rider, which provides a guaranteed minimum death benefit. The guaranteed minimum death benefit initially equals the Contract Account Value as of the first Contract Anniversary. We will reset or "step-up" the guaranteed minimum death benefit to the Contract Account Value, if greater, on the next Contract Anniversary. This "step-up" continues until the Contract Anniversary on or before the Owners' 85th birthday. We will also increase the proceeds upon death by an amount equal to aggregate premiums paid since the last Contract Anniversary. In the event of a withdrawal at any time, we reduce the guaranteed minimum death benefit by the same percentage that the withdrawal reduces the Contract Account Value. At no time will the death benefit proceeds be less than the Contract Account Value on the date we receive due proof of the Owner's death.

- DISTRIBUTION. For information concerning compensation paid for the sale of Contracts, see "Distribution of Contracts".

                             CHARGES AND DEDUCTIONS

$ SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We do not deduct any charge for sales expenses from premiums. However, if you surrender or annuitize your Contract or make certain withdrawals within eight years of making a premium payment, we will deduct a Surrender Charge from the premium payment when it is surrendered or withdrawn or applied to a Payment Option. The Surrender Charge is a percentage of each such premium payment ranging from 7% to 1% during the first eight years after the payment is made. The Surrender Charge applicable to each premium payment diminishes as the payment ages. A premium payment ages by Contract Year, such that it is in "year" 1 during the Contract Year in which it is received and in "year" 2 throughout the subsequent Contract Year and in "year" 3 throughout the Contract Year after that, etc.

Notwithstanding the foregoing, no Surrender Charge is applied to Contract Account Value withdrawn or surrendered during any Contract Year up to an amount equal to the Free Withdrawal Amount. For the first Contract Year, the Free Withdrawal Amount is 10% of the premium payments in the first Contract Year. For all other Contract Years, the Free Withdrawal Amount is a percentage of the Contract Account Value (ranging from 20% to 50%) at the start of that year less a Reduction Factor, which reflects the withdrawal of portions of the Free Withdrawal Amount in prior Contract Years. The Free Withdrawal Amount in any Contract Year (except the first Contract Year) will not be less than 10% of the Contract Account Value at the start of the Contract Year. Also, no Surrender Charge applies if you annuitize your Contract as of the Maturity Date.

$ ANNUAL ADMINISTRATIVE FEE. On each Contract Anniversary prior to and including the Annuity Date, we deduct an Annual Administrative Fee of $30 from the Contract Account Value. We also deduct this charge on the Annuity Date if it is not a Contract Anniversary and upon surrender if the surrender occurs at any time other than on a Contract Anniversary. We currently do not charge this fee when the Contract Account Value is $100,000 or more as of the date that the fee would have been charged.

$ TRANSFER PROCESSING FEE. The first twelve transfers of amounts in the Subaccounts and the Guaranteed Account during each Contract Year are free. We assess a $25 transfer charge for each additional transfer during a Contract Year. We do not assess a transfer charge for systematic transfers, including Dollar Cost Averaging, Earnings Sweep Program, or Automatic Asset Rebalancing.

$ DAILY ANNUITY CHARGE. We deduct a daily Annuity Charge to compensate us for assuming certain mortality and expense risks and to cover some of the expense of administering and distributing the Contracts. On or prior to the Annuity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 1.40%.

$ INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE PORTFOLIOS. The investment experience of each Subaccount reflects the investment experience of the Portfolio which it holds. The investment experience of each Portfolio, in turn, reflects its investment advisory fees and other expenses. Please read the prospectus for each Portfolio for details.

$ CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. If You elect a Step-up Rider, we deduct a charge from Contract Account Value on the Contract Date and on the same day of each month thereafter. The charge is a percent of Contract Account Value and is deducted proportionately from Subaccount Values and Guaranteed Account Value under the Contract. The monthly charge is equal to 1/12 of 0.25%.

$ PREMIUM TAXES. If state or other premium taxes apply to a Contract, we deduct such taxes either:

     -> from premiums as they are received, or

     -> from the Contract Account Value, upon a withdrawal from or surrender of the Contract, upon application of the Surrender Value to a Payment Option, or upon payment of a death benefit.

                               ANNUITY PROVISIONS

- ANNUITY DATE. We will apply the Surrender Value to a Payment Option on the Annuity Date. You may instead elect to receive the Surrender Value on the Annuity Date.

- PAYMENT OPTIONS. The Contract offers three Payment Options. The amount of the payments under them does not vary with the Variable Account's performance. They are:

     -> Life Annuity,

     -> Life Annuity with 10 Years Guaranteed, and

     -> Alternate Income Option.

     In addition, instead of choosing one of the Payment Options listed above, you may elect to receive payments in any other manner that is acceptable to us and permissible under applicable law.

                               FEDERAL TAX STATUS

     Earnings in the Contract are generally not taxed until they are distributed. Generally, a distribution (including a surrender, withdrawal, or death benefit payment) may result in federal income tax liability. If you are under age 59 1/2 at the time of the distribution, a penalty tax may also apply.

     WE OFFER OTHER VARIABLE ANNUITIES THAT HAVE DIFFERENT DEATH BENEFITS, FEATURES, AND OPTIONAL PROGRAMS. THESE OTHER ANNUITIES HAVE DIFFERENT CHARGES THAT WOULD AFFECT SUBACCOUNT PERFORMANCE AND CONTRACT ACCOUNT VALUE. PLEASE CONTACT OUR SERVICE CENTER TO OBTAIN MORE INFORMATION ABOUT THESE ANNUITIES.

                 PMLIC, THE VARIABLE ACCOUNT AND THE PORTFOLIOS

PROVIDENT MUTUAL LIFE INSURANCE COMPANY (PMLIC)

     We are organized as a mutual life insurance company and are the issuer of the Contract. We were chartered by the Commonwealth of Pennsylvania in 1865. We are currently licensed to transact life insurance business in all states and the District of Columbia and Puerto Rico. At the end of 2000, we had total assets of approximately $9.2 billion.

     We are subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in these states and jurisdictions. The forms for the Contract described in this prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, we may use the IMSA logo and language in advertisements.

     Sponsored Demutualization and Acquisition. On August 8, 2001, we, along with Nationwide Financial Services, Inc. ("Nationwide Financial"), announced a definitive agreement for Nationwide Financial to acquire us in a sponsored demutualization. Nationwide Financial, a company whose Class A shares of common stock are traded on the New York Stock Exchange, is an indirect majority-owned subsidiary of Nationwide Corporation, and the holding company for Nationwide Life Insurance Company and other companies that comprise the retirement savings operations of the Nationwide group of companies.

     In the sponsored demutualization, we will convert to a stock insurance company. Subject to necessary eligible member and regulatory approvals, the sponsored demutualization, which has been approved by the Boards of Directors of both companies, is expected to close in the second quarter of 2002. The sponsored demutualization will not affect your Contract premiums and it will not reduce your Contract benefits.

     Eligible members of PMLIC will have the right to receive either Nationwide Financial stock or, subject to certain limits, cash in the merger. Eligible members who, because of certain tax attributes of their policies, cannot receive stock or cash will receive policy credits in the conversion. Under Pennsylvania law, owners of policies or contracts issued by us that are in force on the date of adoption of a plan of conversion by the Board of Directors are generally eligible for consideration in the demutualization. After the transaction is completed, we will be a direct wholly-owned subsidiary of Nationwide Financial.

PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT (VARIABLE ACCOUNT)

     The Provident Mutual Variable Annuity Separate Account is a separate investment account that we maintain. The Variable Account was established by our Board of Directors on October 19, 1992 under Pennsylvania law. We established the Variable Account to support the investment options under the Contract and other variable annuities. We have caused the Variable Account to be registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

     We own the assets of the Variable Account. These assets, however, are legally separate from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the reserves or other Contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business we conduct. We may transfer to our General Account any assets of the Variable Account which exceed the reserves and the Contract liabilities of the Variable Account (which will always be at least equal to the aggregate Contract Account Value allocated to the Variable Account under the Contracts).

     The Variable Account currently has 42 Subaccounts, 29 of which are available under the Contract. They are: All Pro Broad Equity; All Pro Large Cap Growth; All Pro Large Cap Value; All Pro Small Cap

Growth; All Pro Small Cap Value; Equity 500 Index; International; Mid Cap Growth; Balanced; Bond; Money Market; MFS Emerging Growth; MFS Investors Trust; MFS New Discovery; MFS Research; OCC Equity; OCC Managed; PIMCO High Yield Bond; PIMCO Total Return Bond; Strong Mid Cap Growth; Strong Opportunity; Van Eck Worldwide Bond; Van Eck Worldwide Emerging Markets; Van Eck Worldwide Hard Assets; Van Eck Worldwide Real Estate; VIP III Contrafund(R); VIP III Growth; VIP III Growth Opportunities; and VIP III Overseas. The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of a designated Fund.

     The income, gains, or losses, realized or unrealized, on the assets of each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any other income, gains, or losses of PMLIC. The assets of each Subaccount may not be charged with liabilities arising out of any other business of PMLIC. PMLIC may accumulate in the Variable Account the charge for mortality expense and expense risks, gains and losses, and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

THE FUNDS

     The Variable Account currently invests in Portfolios of various series-type Funds, eight of which are available under the Contracts: Market Street Fund; MFS Variable Insurance Trust ("MFS Trust"); OCC Accumulation Trust ("OCC Trust"); PIMCO Variable Insurance Trust ("PIMCO Trust"); Strong Variable Insurance Funds, Inc. ("Strong Fund"); Strong Opportunity Fund II, Inc. ("Strong Opportunity Fund"); Van Eck Worldwide Insurance Trust ("Van Eck Trust"); and Variable Insurance Products Fund III ("VIP Fund III") (collectively, the "Funds"). Each of the Funds is registered with the SEC under the 1940 Act as an open-end investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds.

     The assets of each Portfolio are separate from the assets of the other Portfolios, and each Portfolio has separate investment objectives and policies. Each Portfolio, therefore, operates as a separate investment Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of its corresponding Portfolio.

     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between the Fund and us. The termination provisions of these agreements vary. If a participation agreement is terminated, the Variable Account will no longer be able to purchase additional shares of that Fund. In that event, you will not be able to allocate Contract Account Values or premium payments to Subaccounts investing in Portfolios of that Fund.

     In certain circumstances a Fund or a Portfolio may also refuse to sell its shares to the Variable Account for other reasons. If a Fund or a Portfolio refuses to sell its shares to the Variable Account, we will not be able to honor your request to allocate your Contract Account Value or premium payments to Subaccounts investing in shares of that Fund or Portfolio. Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Before choosing Subaccounts, you should carefully read the individual prospectuses for the Funds along with this prospectus.

     Some of the Portfolios available under the Contract present greater investment risks than other Portfolios because they invest in high yield securities (commonly known as junk bonds), foreign securities, small company stocks or other types of investments that present speculative risks. You should read the risk disclosure in the prospectuses for the Portfolios and be sure that your investment choice is appropriate in light of your investment goals.

MARKET STREET FUND

     The All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond, and Money Market Subaccounts invest in shares of the Market Street Fund. This Fund currently issues eleven "series" of shares, each of which represents interests in a separate Portfolio that corresponds to a Subaccount. Shares of each Portfolio currently are purchased and redeemed by the corresponding Subaccount. Shares of the All Pro Portfolios may not be currently available for sale in all states. If these

Portfolios are not yet available in your state, you may not allocate premiums to one of these Portfolios until such time as that Portfolio is available.

     The investment objectives/policies of the Market Street Fund Portfolios are summarized below.

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
ALL PRO BROAD EQUITY                   - Seeks long-term capital appreciation. The portfolio
                                       pursues its objective by investing primarily in equity
                                         securities of both larger and smaller companies included
                                         in the Wilshire 5000 equity universe that, at the time of
                                         purchase, the subadvisers believe offer above-average
                                         potential for growth in future earnings.
ALL PRO LARGE CAP GROWTH               - Seeks to achieve long-term capital appreciation. The
                                       portfolio pursues its objective by investing primarily in
                                         equity securities of larger companies included in the
                                         Wilshire 5000 equity universe that, at the time of
                                         purchase, the subadvisers believe offer above-average
                                         potential for growth in future earnings.
ALL PRO LARGE CAP VALUE                - Seeks to provide long-term capital appreciation. The
                                       portfolio attempts to achieve this objective by investing
                                         primarily in undervalued equity securities of larger
                                         companies that, at the time of purchase, the subadvisers
                                         believe offer potential for long-term growth in future
                                         earnings.
ALL PRO SMALL CAP GROWTH               - Seeks to achieve long-term capital appreciation. The
                                         portfolio pursues its objective by investing primarily in
                                         equity securities of smaller companies included in the
                                         Wilshire 5000 equity universe that, at the time of
                                         purchase, the subadvisers believe offer above-average
                                         potential for growth in future earnings.
ALL PRO SMALL CAP VALUE                - Seeks to provide long-term capital appreciation. The
                                         portfolio pursues its objective by investing primarily in
                                         undervalued equity securities of smaller companies
                                         included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer
                                         above-average potential for long-term growth in future
                                         earnings.
EQUITY 500 INDEX                       - Seeks to provide long-term capital appreciation. The
                                         portfolio pursues its objective by investing primarily in
                                         common stocks included in the Standard & Poor's 500
                                         Composite Stock Price Index.
INTERNATIONAL                          - Seeks long-term growth of capital primarily through
                                         investments in a diversified portfolio of marketable
                                         equity securities of established foreign issuer companies.
MID CAP GROWTH                         - Seeks to achieve a high level of long-term capital
                                         appreciation. The portfolio pursues its objective by
                                         investing primarily in mid cap companies whose earnings
                                         the subadviser expects to grow at a faster rate than the
                                         average company and in mid cap companies whose market
                                         capitalization falls within the range of companies in the
                                         S&P MidCap 400 Index.
BALANCED                               - Seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk.
                                         The portfolio pursues its objective by investing in both
                                         equities, such as stocks, and bonds.

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
BOND                                   - Seeks to generate a high level of current income
                                         consistent with prudent investment risk. The portfolio
                                         pursues its objective by investing primarily in a
                                         diversified portfolio of fixed income securities of U.S.
                                         and foreign issuers.
MONEY MARKET                           - Seeks to provide maximum current income consistent with
                                         capital preservation and liquidity. The portfolio pursues
                                         its objective by investing exclusively in U.S.
                                         dollar-denominated money market instruments that present
                                         minimal credit risks.

     Market Street Investment Management Company ("MSIM") serves as investment adviser to all eleven Market Street Fund Portfolios. MSIM uses a "manager of managers" approach for these Portfolios under which MSIM allocates each Portfolio's assets among one or more "specialist" investment subadvisers. The current subadvisers for all of the Market Street Fund Portfolios are as follows:

              PORTFOLIO                                        SUBADVISERS
              ---------                                        -----------
ALL PRO BROAD EQUITY                   - Alliance Capital Management L.P.
                                       - Sanford C. Bernstein & Co., LLC
                                       - Husic Capital Management
                                       - Reams Asset Management Company, LLC
ALL PRO LARGE CAP GROWTH               - Alliance Capital Management L.P.
                                       - Geewax, Terker & Co.
ALL PRO LARGE CAP VALUE                - Mellon Equity Associates, LLP
                                       - Sanford C. Bernstein & Co., LLC
ALL PRO SMALL CAP GROWTH               - Husic Capital Management
                                       - Lee Munder Investments Ltd.
ALL PRO SMALL CAP VALUE                - Reams Asset Management Company, LLC
                                       - Sterling Capital Management LLC
EQUITY 500 INDEX                       - SSgA Funds Management, Inc.
INTERNATIONAL                          - The Boston Company Asset Management, LLC
MID CAP GROWTH                         - T. Rowe Price Associates, Inc.
BALANCED                               - Fred Alger Management, Inc.
BOND                                   - Western Asset Management Company

MSIM manages the MONEY MARKET PORTFOLIO without the services of a subadviser.

With respect to the Equity 500 Index Portfolio:

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Contract. See "Standard & Poor's" in the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

     In addition to the fee for the investment advisory services, each Portfolio of Market Street Fund pays its own brokerage costs and expenses generally, including administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Market Street Fund whereby PMLIC will reimburse each Portfolio for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each Portfolio, except the Equity 500 Index Portfolio and the International Portfolio. PMLIC will reimburse the Equity 500 Index Portfolio and the International Portfolio for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.04% and 0.75%, respectively. It is anticipated that this agreement will continue. If it is terminated, Portfolio expenses may increase.

MFS VARIABLE INSURANCE TRUST

     The MFS Emerging Growth Series, MFS Investors Trust Series, MFS New Discovery Series, and MFS Research Series Subaccounts invest in shares of corresponding Portfolios of MFS Trust. MFS Trust offers insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     MFS Trust issues a number of "series" or classes of shares, each of which represents an interest in a separate investment portfolio within MFS Trust. Four of the series are available for investment under the Contract: MFS Emerging Growth Series, MFS Investors Trust Series, MFS New Discovery Series, and MFS Research Series.

     The investment objectives/policies of each of these Portfolios are summarized below:

          PORTFOLIO                      INVESTMENT OBJECTIVES/POLICIES

MFS EMERGING GROWTH              - Seeks to provide long-term growth of capital
                                   by investing 65% of its total assets in
                                   common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS INVESTORS TRUST              - Seeks to provide long-term growth of capital
                                   and secondarily to provide reasonable current income by investing at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, focusing on companies with larger capitalizations that have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS NEW DISCOVERY                - Seeks to provide capital appreciation by
                                   investing at least 65% of its total assets in equity securities of emerging growth companies.

MFS RESEARCH                     - Seeks to provide long-term growth of capital
                                   and future income by investing at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts, focusing on companies that the adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

     The Portfolios of MFS Trust are managed by Massachusetts Financial Services Company.

OCC ACCUMULATION TRUST

     The OCC Equity Subaccount and the OCC Managed Subaccount invest in shares of corresponding portfolios of the OCC Accumulation Trust. Shares of the OCC Accumulation Trust are sold to separate accounts of life insurance companies established to fund variable annuity contracts.

     The OCC Accumulation Trust currently has seven investment Portfolios. Only the Equity Portfolio and Managed Portfolio are available for investment under the Contracts. Their investment objectives/ policies are summarized below.

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
EQUITY                                 - Seeks long-term capital appreciation through investment in a diversified portfolio consisting primarily of equity
                                         securities selected on the basis of a value-oriented
                                         approach to investing.
MANAGED                                - Seeks growth of capital over time through investment in a portfolio consisting of common stocks, fixed income
                                         securities, and cash equivalents, the percentages of which will vary over time based on the investment manager's
                                         assessments of relative investment values.

     OCC Trust receives investment advice with respect to each of these Portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital. Oppenheimer Capital is a subsidiary of PIMCO Advisors L.P. For the OCC Managed Subaccount, OpCap Advisors has an agreement with Pacific Investment Management Company LLC, an affiliate of OpCap Advisors, to provide investment advisory services for a portion of this Portfolio's investments.

PIMCO VARIABLE INSURANCE TRUST

     The PIMCO High Yield Bond Subaccount and the PIMCO Total Return Bond Subaccount invest in Administrative Class shares of corresponding Portfolios of PIMCO Trust. PIMCO Trust currently has thirteen investment portfolios, two of which are available for investment under the Contracts: High Yield Bond and Total Return Bond. Their investment objectives/policies are summarized below.

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
HIGH YIELD BOND                        - Seeks to maximize total return, consistent with
                                       preservation of capital and prudent investment management.
TOTAL RETURN BOND                      - Seeks to maximize total return, consistent with
                                       preservation of capital and prudent investment management.

     PIMCO Trust receives investment advice with respect to each of these Portfolios from Pacific Investment Management Company LLC ("PIMCO").

STRONG VARIABLE INSURANCE FUNDS, INC.

     The Strong Mid Cap Growth Fund II Subaccount invests in shares of a corresponding Portfolio of the Strong Fund. Strong Fund offers insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     Strong Fund issues a number of "series" or classes of shares, each of which represents an interest in a separate investment portfolio within the Strong Fund. One of the series is available for investment under the Contract: Strong Mid Cap Growth Fund II Portfolio.

     The investment objectives/policies of this Portfolio are summarized below:

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
STRONG MID CAP GROWTH FUND II          - Seeks capital growth by investing at least 65% of its
                                       assets in stocks of medium-capitalization companies that the
                                         Portfolio's managers believe have favorable prospects for
                                         accelerating growth of earnings, but are selling at
                                         reasonable valuations based on earnings, cash flow, or
                                         asset value.

     The Strong Mid Cap Growth Fund II Portfolio is managed by Strong Capital Management, Inc.

STRONG OPPORTUNITY FUND II, INC.

     The Strong Opportunity Fund II Subaccount invests in shares of a corresponding Portfolio of the Strong Opportunity Fund. Strong Opportunity Fund offers insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     The investment objectives/policies of the Strong Opportunity Fund II Portfolio are summarized below:

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
STRONG OPPORTUNITY FUND II             - Seeks capital growth by investing primarily in stocks of medium-capitalization companies that the Portfolio's
                                         managers believe are underpriced, yet have attractive
                                         growth prospects.

     The Strong Opportunity Fund II Portfolio is managed by Strong Capital Management, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST

     The Van Eck Worldwide Bond, Van Eck Worldwide Emerging Markets, Van Eck Worldwide Hard Assets, and Van Eck Worldwide Real Estate Subaccounts of the Variable Account invest in shares of the corresponding Portfolios of the Van Eck Trust.

     The investment objectives/policies of the Portfolios of Van Eck Trust are summarized below:

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
WORLDWIDE BOND                         - Seeks high total return -- income plus capital
                                       appreciation -- by investing primarily in a variety of debt securities.
WORLDWIDE EMERGING MARKETS             - Seeks long-term capital appreciation by investing
                                       primarily in equity securities in emerging markets around
                                         the world.
WORLDWIDE HARD ASSETS                  - Seeks long-term capital appreciation by investing
                                       primarily in "hard assets securities." Hard Assets
                                         Securities are the stocks, bonds, and other securities of
                                         companies that derive at least 50% gross revenue or profit from exploration, development, production or distribution
                                         of precious metals, natural resources, real estate and
                                         commodities.
WORLDWIDE REAL ESTATE                  - Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real
                                         estate industry.

     The investment adviser for the Van Eck Worldwide Bond, Worldwide Hard Assets, and Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management (Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates.

VARIABLE INSURANCE PRODUCTS FUND III

     The VIP III Contrafund(R) Subaccount, VIP III Growth Subaccount, VIP III Growth Opportunities Subaccount, and VIP III Overseas Subaccount invest in shares of corresponding Portfolios of the VIP III Fund. VIP III Fund offers insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     VIP III issues a number of "series" or classes of shares, each of which represents an interest in a separate Portfolio within the VIP III Fund. Four of the VIP III Fund series are available for investment under the Contracts: the VIP III Contrafund(R) Portfolio, the VIP III Growth Portfolio, the VIP III Growth Opportunities Portfolio, and the VIP III Overseas Portfolio.

     The investment objectives/policies of these Portfolios are summarized below.

          PORTFOLIO                      INVESTMENT OBJECTIVES/POLICIES

VIP III CONTRAFUND(R)            - Seeks long-term capital appreciation by
                                   investing primarily in common stocks. Its investments may include securities of companies whose value it believes are not fully recognized by the public, securities of domestic and foreign issuers, growth stocks, and value stocks.

VIP III GROWTH                   - Seeks to achieve capital appreciation by
                                   investing primarily in common stocks. Its investments may include securities of companies it believes have above-average growth potential and securities of domestic and foreign issuers, growth stocks, and value stocks.

VIP III GROWTH OPPORTUNITIES     - Seeks to provide capital growth by investing
                                   primarily in common stocks, although its investments may also include other types of securities, such as: bonds, which may be lower-quality debt securities; securities of domestic and foreign issuers; growth stocks; and value stocks.

VIP III OVERSEAS                 - Seeks long-term growth of capital by
                                   investing at least 65% of total assets in foreign securities and investing primarily in common stocks. This Portfolio allocates its investments across countries and regions, considering the size of the market in each country and region relative to the size of the international market as a whole.

     The Portfolios of VIP III are managed by Fidelity Management & Research Company ("FMR"). On behalf of the VIP III Contrafund(R) Portfolio, VIP III Growth Opportunities Portfolio, and VIP III Overseas Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"). FMR (U.K.) and FMR Far East provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe; FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Fidelity International Investment Advisers (U.K.) and Fidelity International Investment Advisers ("FIIA") serve as subadvisers for the Overseas Portfolio.

     Each of these Portfolios utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR, under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

     You should read the prospectuses for the Portfolios carefully before investing. You can find more detailed information about the Portfolios' investment objectives, policies and restrictions, expenses, investment advisory services, charges, and investment risks in the current prospectus for each Fund which accompanies this prospectus and the current SAI for each Fund.

     Certain Portfolios have investment objectives and policies similar to other investment portfolios or mutual funds managed by the same investment adviser or manager. The investment results of the Portfolios may be higher or lower than those of such other investment portfolios or mutual funds. We do not guarantee or make any representation that the investment results of any Portfolio will be comparable to that of any other investment portfolio or mutual fund, even those with the same investment adviser or manager.

     Some of the investment portfolios described in the prospectuses for the Funds are not available with the Contracts. We cannot guarantee that each Portfolio will always be available for the Contracts. In the unlikely event that a Portfolio is not available, we will do everything reasonably practicable to secure the availability of a comparable Portfolio. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

     We may receive compensation from the investment adviser or a Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts issued by us. These percentages differ, and some advisers (or affiliates) may pay us more than others.

     Some of the Portfolios offered under the contract also pay 12b-1 fees to PMLIC or its affiliates. (See "Table of Expenses.") These fees may be paid in connection with the sale of shares of these Portfolios or in connection with the provision of shareholder support services. The payment of 12b-1 fees will reduce the Portfolios' performance. Additional information is provided in the Funds' prospectuses.

RESOLVING MATERIAL CONFLICTS

     The Funds are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC, as well as other insurance companies offering variable life and annuity contracts. In addition, certain Funds available with the Contract may sell shares to qualified retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of owners of variable life or variable annuity contracts, generally, or certain classes of owners, and the interests of the retirement plans or participants in retirement plans.

     We currently do not foresee any disadvantages to Owners resulting from the Funds selling shares in connection with products other than the Contracts or to retirement plans. However, there is a possibility that a material conflict may arise between Owners whose Contract Account Values are allocated to the Variable Account and other investors in the Portfolios, including retirement plans and the owners of variable life insurance policies and variable annuity contracts issued by other insurance companies. In the event of a material conflict, we will take any necessary steps, including removing the Portfolio as an investment option within the Variable Account, to resolve the matter. The Funds' Boards of Directors are also responsible for monitoring events in order to identify any material conflicts that possibly may arise and determine what action, if any, should be taken in response to any conflicts. You should read the Portfolios' prospectuses for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the Portfolios available within the Variable Account. If the shares of any Portfolio are no longer available for investment, or for any other appropriate reason, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     Furthermore, we may close Subaccounts to allocations of premiums or Contract Account Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

     We also reserve the right to establish additional Subaccounts, each of which would invest in shares corresponding to an existing or new Portfolio. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations, or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us.

     If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Owners and Annuitants, subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, deregistered under the 1940 Act if registration is no longer required, or combined with our other separate accounts.

                        DESCRIPTION OF ANNUITY CONTRACT

PURCHASING A CONTRACT

     To purchase a Contract, you must submit a completed Application with an initial premium payment to us at our Service Center. You may send the Application and initial premium to us through any licensed representative who is appointed by us and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Contract (as well as for other variable contracts). You may also send the Application and the initial premium to us through a broker-dealer that has a selling agreement with respect to the Contract.

     Retirement Plans. We may sell a Contract in connection with retirement plans. These retirement plans may, or may not, qualify for special tax treatment under the Code. See "Federal Tax Status -- Taxation of Qualified Contracts" for important information about purchasing a Qualified Contract.

     State Variations. Any state variations in the Contract are covered in a special contract form for use in that state. This prospectus provides a general description of the Contract. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact our Service Center.

     Replacement of Existing Insurance. It may not be in your best interest to surrender or withdraw money from existing annuity contracts to purchase a Contract. You should compare your existing insurance and the Contract carefully. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.

CANCELLATION (FREE-LOOK) PERIOD

     The Contract provides for an initial Cancellation Period. You have the right to return the Contract to our Service Center within 10 days after you receive it. When we receive the returned Contract at our Service Center, it will be canceled and, in most states, we will refund to the Owner an amount equal to:
(1) your Contract Account Value as of the date that we receive the returned Contract, plus (2) any charges that we may have deducted from premium payments or your Contract Account Value. In states that require it, we will refund the premiums paid.

PREMIUMS

     We require a minimum initial premium of $10,000. You may pay subsequent premiums under the Contract at any time during the Annuitant's lifetime and before the Annuity Date. Any subsequent premium must be at least $100 for Non-Qualified Contracts and $50 for Qualified Contracts. We reserve the right, however, to not accept subsequent premium payments at any time for any reason.

     In your Application, you may select a planned periodic premium schedule based on a periodic billing mode of annual, semi-annual, or quarterly payment. You will receive a premium reminder notice at the specified interval. You may change the planned periodic premium frequency and amount. Also, under the automatic payment plan, you may select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source rather than being "billed."

ALLOCATION OF NET PREMIUMS

     We must receive a complete Application with all relevant information and payment of the initial premium in order to process the Application. If the Application is complete, we will allocate the initial Net Premium among the Subaccounts and Guaranteed Account in accordance with your instructions in the Application as of a date not later than two business days after we receive the completed Application at our Service Center. (This allocation may be delayed for 15 days in some cases as discussed below.)

     If we receive an incomplete Application, we may retain the initial premium payment and contact you in order to complete the Application. If the Application is not completed within five business days of our receipt, we will explain the reason for the processing delay and the premium payment will be returned to you unless you consent to our retaining the premium payment until the Application is completed. When the Application is complete, we will allocate the initial Net Premium within two business days.

     You should designate in the Application how the initial Net Premium is to be allocated among the Subaccounts and the Guaranteed Account. As described above, in states where you are guaranteed a refund of premiums paid for cancellation during the Cancellation Period, the portion of the initial Net Premium which is to be allocated to the Subaccounts is allocated to the Money Market Subaccount for a 15-day period. After the expiration of such 15-day period, the amount in the Money Market Subaccount is allocated to your chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Subaccount allocation percentages. Any subsequent Net Premiums are allocated at the end of the Valuation Period in which the subsequent premium is received by us in the same manner, unless the allocation percentages are changed. Net Premiums are allocated in accordance with the allocation schedule in effect at the time the premium payment is received.

     Subaccount Values vary with the investment experience of the Subaccounts, and you bear the entire investment risk. You should periodically review your allocation schedule for Net Premiums in light of market conditions and your overall financial objectives.

VARIABLE ACCOUNT VALUE

     The Variable Account Value reflects the investment experience of the Subaccounts selected by you, any Net Premium payments, any withdrawals, any surrenders, any transfers, and any charges relating to the Subaccounts. There is no guaranteed minimum Variable Account Value, and, because the Variable Account Value on any future date depends upon a number of variables, it cannot be predicted.

     Calculation of Variable Account Value. The Variable Account Value is determined on each Valuation Day. This value is the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying the Subaccount's Accumulation Unit value on the relevant Valuation Date by the number of Subaccount Accumulation units allocated to the Contract, as described below.

     Accumulation Units. For each Subaccount, Net Premiums allocated to a Subaccount and amounts transferred to a Subaccount are converted into Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the dollar amount directed to each Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Day as of which the allocation or transfer is made. Allocations and transfers to a Subaccount increase the number of Accumulation Units of that Subaccount credited to a Contract.

     Certain events reduce the number of Accumulation Units of a Subaccount credited to a Contract. Withdrawals or transfers from a Subaccount result in the cancellation of an appropriate number of

Accumulation Units of that Subaccount, as do surrender of the Contract, payment of a death benefit, the application of Variable Account Value to a Payment Option on the Annuity Date, and the deduction of the Annual Administrative Fee or other charges. Accumulation Units are canceled as of the end of the Valuation Period in which we receive Notice regarding the event.

     Accumulation Unit Value. The Accumulation Unit value for each Subaccount was arbitrarily set when the Subaccount began operations. Thereafter, the Accumulation Unit value at the end of every Valuation Day is the Accumulation Unit value at the end of the previous Valuation Day multiplied by the net investment factor, as described below. The Subaccount Value for a Contract is determined on any day by multiplying the number of Accumulation Units of that Subaccount attributable to the Contract by the Accumulation Unit value for that Subaccount.

     Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. Each Subaccount has its own net investment factor which may be greater or less than one. The net investment factor for any Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the result of:

        (a) the Net Asset Value Per Share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

        (b) the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        (c) a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount.

     (2) is the Net Asset Value Per Share of the Portfolio held in the Subaccount, determined at the end of the last prior Valuation Period.

     (3) is a daily factor representing the Annual Annuity Charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

TRANSFER PRIVILEGE

     Before the Annuity Date, you may request a transfer of all or a part of the amount in a Subaccount to another Subaccount or to the Guaranteed Account, or transfer a part of an amount in the Guaranteed Account to one or more Subaccounts, subject to the restrictions below. The minimum transfer amount is the lesser of $500 or the entire Subaccount Value or the Guaranteed Account Value. A transfer request that would reduce the amount in a Subaccount or the Guaranteed Account below $500 is treated as a transfer request for the entire amount in that Subaccount or the Guaranteed Account.

     Transfers are made as of the day we receive Notice requesting the transfer. There is no limit on the number of transfers which can be made between Subaccounts or from a Subaccount to the Guaranteed Account. Only one transfer, however, may be made from the Guaranteed Account each Contract Year. (See "Transfers from Guaranteed Account.") The first twelve transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. A $25 Transfer Processing Fee will be assessed for the thirteenth and subsequent transfers during a Contract Year. For the purpose of assessing the fee, each request is considered to be one transfer, regardless of the number of Subaccounts or the Guaranteed Account affected by the transfer. The Transfer Processing Fee will be deducted from the amount being transferred. We do not assess a transfer charge for systematic transfers like Dollar Cost Averaging, Earnings Sweep Program, and Automatic Asset Rebalancing.

     Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of Subaccount transfers by an Owner or the Owner's agent results in material disruption of a Fund's portfolio (as determined by the Fund), we reserve the right not to process the transfer requests. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

     We reserve the right to suspend transfer privileges at any time, for any class of Contracts, for any reason.

     Automatic Asset Rebalancing. You may elect Automatic Asset Rebalancing, which authorizes periodic transfers of amounts among the Subaccounts in order to achieve a particular percentage allocation among Subaccounts. The percentage allocations must be in whole numbers and amounts may be allocated only among the Subaccounts. No amounts will be transferred to or from the Guaranteed Account as a part of Automatic Asset Rebalancing. For example, if your premium allocation is 20% to the Guaranteed Account, 30% to Subaccount A, and 50% to Subaccount B, the rebalancing will allocate the values in the Subaccounts as 37.5% to Subaccount A and 62.5% to Subaccount B. The percentage allocation of your Contract Account Value for rebalancing is based on your premium allocation instructions in effect at the time of rebalancing. Any premium allocation instructions that you give us that differ from your then current premium allocation instructions are treated as a request to change your premium allocation instructions. You should note, however, that a request to transfer amounts among Subaccounts by Notice, telephone, fax, or e-mail is not treated as a new premium allocation instruction for these purposes, and will not affect future allocations pursuant to Automatic Asset Rebalancing.

     Once elected Automatic Asset Rebalancing begins at the beginning of the calendar quarter following the calendar quarter during which you make your election. You may change or terminate Automatic Asset Rebalancing by written instruction to us, or by telephone, fax, or e-mail if you have previously authorized us to take instructions. Automatic Asset Rebalancing transfers are not subject to any transfer charge and do not count as one of the 12 free transfers available during any Contract Year. Automatic Asset Rebalancing will end if you make a transfer, or change the current premium allocation instructions. We reserve the right to suspend Automatic Asset Rebalancing at any time, for any class of Contracts, for any reason upon written notice to you. You may not elect Automatic Asset Rebalancing if you elect Dollar Cost Averaging or the Earnings Sweep Program.

     Advance Orders of Transfers. You may elect to request transfers of amounts from a Subaccount to the Money Market Subaccount in advance of the time that you want the transfers executed. To make this election, you must submit a written Advance Order form to our Service Center specifying a percentage amount of change in Subaccount Value at which shares in the specified Subaccount should be sold and the proceeds transferred to the Money Market Subaccount. After you have submitted the written Advance Order form, you may place or cancel an Advance Order by calling our Service Center. We measure the percentage change in a Subaccount Value by reference to the net investment factor for the specified Subaccount, as measured using the Accumulation Unit value as of the Valuation Period next ended after receipt of the Advance Order at the Service Center. We execute the transfer when the Accumulation Unit value for that Subaccount increases or decreases by at least the percentage that you specify.

     Once received at the Service Center, an Advance Order remains in effect until canceled or superseded by a subsequent Advance Order for a transfer out of the same Subaccount. We do not currently asses a charge for Advance Orders, but reserve the right to charge for this service. In addition, we may terminate the Advance Order privilege or change its terms at any time by providing written notice to you at least 15 days in advance of the termination or modification.

DOLLAR COST AVERAGING

     The Dollar Cost Averaging program enables you to systematically and automatically transfer, on a monthly basis, specified dollar amounts from a designated Subaccount to other Subaccounts. By allocating specified dollar amounts periodically rather than at one time, you may be less susceptible to the impact of market fluctuations. We, however, make no guarantee that Dollar Cost Averaging will result in a profit or protect against loss.

     You may elect Dollar Cost Averaging for a period from 6 to 36 months. To qualify for Dollar Cost Averaging, the following minimum amount must be allocated to your designated Subaccount: 6 months -- $3,000 (for IRA contracts:
$2,000); 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the designated Subaccount each month. The amount required to be allocated to the designated Subaccount can be made as an initial or subsequent investment or by transferring amounts into the designated Subaccount from the other Subaccounts or from the Guaranteed Account (which may be subject to certain restrictions). (See "Transfers from Guaranteed Account.")

     You may participate in this program by completing the authorization on the Application or at any time after the Contract is issued by properly completing an election form and returning it to us at our Service Center by the beginning of the month. You must also verify that the required minimum amount is in the designated Subaccount. Dollar Cost Averaging transfers may not commence until the later of (1) 30 days after the Contract Date and (2) five days after the end of the Cancellation Period.

     After you make the election, transfers from a Subaccount are processed monthly until the number of designated transfers have been completed, the value of the Subaccount is completely depleted, or you instruct us in writing to cancel the monthly transfers.

     Transfers made under the Dollar Cost Averaging program are not subject to any transfer charge and will not count toward the twelve transfers permitted each Contract Year without the Transfer Processing Fee. We reserve the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to you. You may not elect Dollar Cost Averaging if you elect Automatic Asset Rebalancing or the Earnings Sweep Program.

EARNINGS SWEEP PROGRAM

     We also offer another automated transfer program called the Earnings Sweep Program. You may not elect the Earnings Sweep Program if you elect Dollar Cost Averaging or Automatic Asset Rebalancing.

     The Earnings Sweep Program enables you to systematically and automatically transfer, on a monthly basis, any "Earnings" accumulated in the Money Market Subaccount or the Guaranteed Account to other specified Subaccount(s). On the same day of each month as the Contract Date (the "monthiversary"), we determine the amount of Earnings, if any, in the Money Market Subaccount or the Guaranteed Account from the prior month, and transfer such Earnings to the specified Subaccount(s). Earnings for any month equal:

     - the Contact Account Value in the Money Market Subaccount or the Guaranteed Account on a monthiversary, minus

     - the Contract Account Value in the Money Market Subaccount or the Guaranteed Account on the previous monthiversary, minus

     - any Net Premiums allocated to the Money Market Subaccount or the Guaranteed Account since that date, minus

     - any transfers to the Money Market Subaccount or the Guaranteed Account since that date, plus

     - any charges and deductions imposed on the Contract Account Value in the Money Market Subaccount or the Guaranteed Account since that date.

     As with Dollar Cost Averaging, by allocating Earnings periodically you may be less susceptible to the impact of market fluctuations. We, however, make no guarantee that the Earnings Sweep Program will result in a profit or protect against a loss.

     To qualify for the Earnings Sweep Program, you must have a minimum Contract Account Value of $5,000 in the Money Market Subaccount or the Guaranteed Account. You may participate in this program by completing the authorization on the Application or at any time after the Contract is issued by properly completing an election form and returning it to us at our Service Center by the beginning of the month.

Earnings Sweep Program transfers may not commence until the later of (1) 30 days after the Contract Date and (2) five days after the end of the Cancellation Period.

     After you make the election, Earnings Sweep Program transfers from the Money Market Subaccount or the Guaranteed Account are processed monthly until the value of the Money Market Subaccount or the Guaranteed Account is completely depleted or you instruct us in writing at our Service Center to cancel the monthly transfers.

     Transfers made under the Earnings Sweep Program are not subject to any transfer charge and will not count toward the twelve transfers permitted each Contract Year without the Transfer Processing Fee. We reserve the right to discontinue offering the Earnings Sweep Program upon 30 days' written notice to you.

WITHDRAWALS AND SURRENDER

     Withdrawals. At any time before the Annuity Date, you may withdraw part of the Surrender Value. With Qualified Contracts, the terms of the related retirement plan may impose additional withdrawal restrictions on participants. For information regarding these additional restrictions, you should consult your plan administrator.

     The minimum amount which may be withdrawn under a Contract is $500; the maximum amount is that which would leave a Surrender Value of not less than $10,000. We will treat a withdrawal request which would reduce the amount in a Subaccount or in the Guaranteed Account below $500 as a request for full withdrawal of the amount in that Subaccount or the Guaranteed Account. We will withdraw the amount requested from the Contract Account Value as of the day Notice for the withdrawal is received at our Service Center. Any applicable Surrender Charge is deducted from the remaining Contract Account Value. (See "Surrender Charge.")

     You may specify the amount to be withdrawn from certain Subaccounts or Guaranteed Account Options for the withdrawal. If you do not so specify or if the amount in the designated Subaccounts or Guaranteed Account Options is inadequate to comply with the request, the withdrawal is made from each Subaccount and the Guaranteed Account Options based on the proportion that the value in such account bears to the Contract Account Value immediately before the withdrawal.

     A withdrawal may have adverse federal income tax consequences. (See "Federal Tax Status.")

     Systematic Withdrawals. Through the Systematic Withdrawal Plan, you may pre-authorize a periodic exercise of the withdrawal right described in the Contract. You may elect the plan at the time of your Application by completing the authorization on the Application form and making a minimum initial premium payment of $15,000. After the Contract is issued, you may elect the plan by properly completing the election form if the Contract Account Value is at least $15,000. Certain federal income tax consequences may apply to systematic withdrawals from the Contract. You should, therefore, consult with your tax adviser before participating in the Systematic Withdrawal Plan.

     Under the Systematic Withdrawal Plan, you can instruct us to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Withdrawals begin on the monthly or quarterly date following our receipt of the request. The minimum withdrawal is $100 monthly or $300 quarterly. The Free Withdrawal Amount which may be withdrawn under the plan during the first Contract Year is 10% of the premiums paid in the first Contract Year if elected at the time of your Application. For subsequent years, the Free Withdrawal Amount is a percentage of the Contract Account Value at the start of the year, less a Reduction Factor. We will notify you if the total amount to be withdrawn in a subsequent Contract Year exceeds the Free Withdrawal Amount for that Contract Year. Unless you instruct us to reduce the withdrawal amount for that year so that it does not exceed the Free Withdrawal Amount, we will continue to process withdrawals for the designated amount. Once the amount of the withdrawals exceeds the Free Withdrawal Amount for that Contract Year, we will deduct the applicable Surrender Charge from the remaining Contract Account Value. (See "Surrender Charge.")

     We will pay you the amount requested each month or quarter and make withdrawals from the Subaccounts and the Guaranteed Account based on the proportion that the value in each Subaccount and Guaranteed Account bears to the Contract Account Value immediately prior to the withdrawal.

     As stated, withdrawals under the Systematic Withdrawal Plan that do not exceed the Free Withdrawal Amount for the Contract Year are not subject to a Surrender Charge. Notwithstanding any other Surrender Charge rules (see "Surrender Charge"), any other withdrawal in a year when the Systematic Withdrawal Plan has been utilized is subject to the Surrender Charge. If an additional withdrawal is made from a Contract participating in the plan, systematic withdrawals will automatically terminate and may only be reinstated on or after the beginning of the next Contract Year pursuant to a new request.

     You may discontinue systematic withdrawals at any time upon Notice to us. We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to you. A systematic withdrawal may have adverse tax consequences (see "Federal Tax Status").

     Charitable Remainder Trust Rider. You may elect a Charitable Remainder Trust Rider, which combines: (1) an extended Maturity Date to the Contract Anniversary nearest the Annuitant's age 100, unless a lump sum payment of Surrender Value is elected; and (2) a revised Surrender Charge/withdrawal provision. A Charitable Remainder Trust Rider allows income to be distributed and the payment of trustee fees and charges. The Rider only applies the appropriate Surrender Charge to withdrawals or surrenders during a Contract Year that exceed the greater of: (1) the Free Withdrawal Amount for the Contract Year; or (2) any amounts in excess of the total premiums paid. There will be no limit on the number of withdrawals occurring in any Contract Year.

     Surrender. At any time before the Annuity Date you may request a surrender of the Contract for its Surrender Value. (See "Surrender Charge.") The surrender request must be on the proper form which can be requested from our Service Center. The proceeds paid to you will equal the Surrender Value less any withholding taxes. The Surrender Value will be determined on the date Notice of surrender and the Contract are received at our Service Center. The Surrender Value will be paid in a lump sum unless you request payment under a Payment Option. A surrender may have adverse federal income tax consequences. (See "Federal Tax Status.")

     Restrictions on Distributions from Certain Contracts. There are certain restrictions on surrenders of and withdrawals from Contracts used as funding vehicles for section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in those years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions described in (2) and (3) above may not be distributed in the case of hardship.

     In the case of other types of Qualified Contracts, federal tax law imposes other restrictions on the form and manner in which benefits may be paid. Likewise, the terms of retirement plans funded by Qualified Contracts also may impose restrictions on the ability of participants to take distributions from the Contracts.

     Contract Termination. We may end your Contract and pay the Surrender Value to you if, before the Annuity Date, all of these events simultaneously exist;

     1. no premiums have been paid for at least three years;

     2. the Contract Account Value is less than $2,000; and

     3. the total premiums paid, less any partial withdrawals, are less than $2,000.

     We will mail you a notice of our intention to end your Contract at least six months in advance. The Contract will automatically terminate on the date specified in the notice, unless we receive an additional premium payment before the termination date specified in the notice. This additional premium payment must be equal to at least the minimum additional amount required by us.

DEATH BENEFIT BEFORE OR AFTER ANNUITY DATE

     Death of Annuitant. If an Annuitant dies before the Annuity Date, the Owner becomes the new Annuitant. If more than one individual owns the Contract, the youngest Owner becomes the Annuitant. If any Owner is not an individual, then the death of an Annuitant is treated as the death of an Owner (see below).

     Death of Owner. If an Owner dies on or after the Annuity Date, any surviving joint Owner becomes the sole Owner. If there is no surviving Owner, the Beneficiary becomes the new Owner. If an Owner dies on or after the Annuity Date, any remaining payments must be distributed at least as rapidly as under the Payment Option in effect on the date of such death.

     If an Owner dies before the Annuity Date, any surviving joint Owner becomes the Beneficiary. We pay the Beneficiary a death benefit. Beneficiaries have the following options with regard to the death benefit:

     1. elect to receive the death benefit in a single lump sum within 5 years of the deceased Owner's death; or

     2. elect to have the death benefit paid under a Payment Option provided that: (a) annuity payments begin within one year of the deceased Owner's death, and (b) annuity payments are made in substantially equal installments over the life of the Beneficiary or over a period not greater than the life expectancy of the Beneficiary; or

     3. if the Beneficiary is the spouse of the deceased Owner, he or she may (by Notice within one year of the Owner's death), elect to continue the Contract as the new Owner. If the spouse so elects, all his or her rights as a Beneficiary cease and if the deceased Owner was also the sole Annuitant, he or she becomes the Annuitant. The spouse is deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any premium payments under the Contract.

If a Beneficiary is not the spouse of the deceased Owner: (1) options 1 and 2 above apply even if the Annuitant is alive at the time of the deceased Owner's death; (2) if the new Owner is not a natural person, only option 1 is available;
(3) if no election is made within 60 days of the deceased Owner's death, option 1 above is deemed to have been elected; and (4) if the Beneficiary dies before the payments required by options 1 or 2 above are complete, the entire remaining Contract Account Value is distributed in one sum immediately.

     If there is more than one Beneficiary, the foregoing provisions apply independently to each Beneficiary.

     If the Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Code, is treated as Owner for purposes of these distribution requirements, and any changes in the Annuitant are treated as the death of the Owner.

     Other rules may apply to a Qualified Contract.

     Death Benefit. Upon the death of any Owner before the Annuity Date, we will pay the Beneficiary a death benefit. During the first eight Contract Years, the death benefit equals the greater of:

     - Contract Account Value; or

     - aggregate premiums paid reduced by the amount of all withdrawals prior to the date of death (including any applicable Surrender Charges).

In Contract Years nine and later, the death benefit equals the greatest of:

     - Contract Account Value; or

     - aggregate premiums paid as of the eighth Contract Anniversary reduced by the amount of all withdrawals prior to the eighth Contract Anniversary plus aggregate premiums paid since that Anniversary reduced, for each withdrawal since that Anniversary, by the Withdrawal Adjustment Amount (as described below); or

     - Contract Account Value on the eighth Contract Anniversary plus aggregate premiums paid since that Anniversary reduced, for each withdrawal since that Anniversary, by the Withdrawal Adjustment Amount.

The Withdrawal Adjustment Amount is determined by multiplying the death benefit prior to the withdrawal by the ratio of the amount of the withdrawal (including any Surrender Charge) to the Contract Account Value immediately prior to the withdrawal.

     Notwithstanding the foregoing, if the Owner is 90 years old or older at the date of death, the death benefit is the Contract Account Value.

     If there are multiple Owners, then the age of the oldest Owner is used to determine the death benefit. Also, if there are multiple Owners, then upon the death of one Owner before the Annuity Date, the surviving Owner becomes the Beneficiary. Where a Contract has only one Owner, and either the designated Beneficiary has died before that Owner or that Owner did not designate a Beneficiary, then the Owner's estate is the Beneficiary.

     The death benefit is computed as of the date on which we receive Notice and proof of death and all necessary claim forms at our Service Center. Any excess of the death benefit over the Contract Account Value is allocated among the Subaccounts and the Guaranteed Account Option according to the premium allocation schedule in effect until the Beneficiary elects option 1, 2, or 3 above.

ALTERNATE DEATH BENEFIT RIDERS

     In lieu of the death benefit described above, for an additional charge, an Owner may, when the Contract is issued, elect the following optional death benefit rider.

     Step-up Rider. At the time a Contract is issued, you may elect the Step-up Rider for an Annuitant who is age 0-70. The Step-up Rider provides a guaranteed minimum death benefit equal to the Contract Account Value as of the Contract Anniversary and is reset every year to the Contract Account Value on the next Contract Anniversary, if greater. This reset continues until the Contract Anniversary on or before the Owner's 85th birthday. Premiums paid since the last Contract Anniversaries are also included in the death benefit proceeds. A reduction in the guaranteed minimum death benefit for any withdrawal will be based on the proportion of the withdrawal to the Contract Account Value. At no time will the death benefit proceeds be less than either the Contract Account Value on the date we receive due proof of the Owner's death or the sum of premiums paid, less any withdrawals, including applicable Surrender Charges.

THE ANNUITY DATE

     Subject to our approval and state law you select the Annuity Date. You may select any Annuity Date except that the latest Annuity Date is the Maturity Date. If you do not select an Annuity Date, the Maturity Date is the Annuity Date.

     Surrender Value is applied to purchase a Payment Option as of the Annuity Date. If, however, the Maturity Date is the Annuity Date, then Contract Account Value is applied to purchase a Payment Option. In the event that you do not select a Payment Option, Surrender Value (or the Contract Account Value, if the Annuity Date is the Maturity Date) is applied under the Life Annuity with Ten Year Certain Payment Option.

     You may change the Annuity Date subject to these limitations:

     1. Notice is received at least 30 days before the Maturity Date;

     2. The new Annuity Date is at least 30 days after we receive the change request;

     3. The new Annuity Date is not the 29th, 30th, or 31st day of a month; and

     4. The new Annuity Date is not later than the Maturity Date.

TELEPHONE, FAX, OR E-MAIL REQUESTS

     In addition to written requests, we may accept telephone, fax, and e-mail instructions from you or an authorized third party at our Service Center regarding transfers, Dollar Cost Averaging, Earnings Sweep Program transfers, Automatic Asset Rebalancing, advance ordering and loans (excluding 403(b) Contracts), and partial and systematic withdrawals (e-mail and fax only), subject to the following conditions:

     1. You must complete and sign our telephone, fax, or e-mail request form and send it to us. You also may authorize us in the Application or by Notice to act upon instructions given by telephone, fax, or e-mail.

     2. You may designate in the request form a third party to act on your behalf in making telephone, fax, or e-mail requests.

     We will employ reasonable procedures to confirm that instructions communicated are genuine. The procedures we follow include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of the telephone instructions given by you. If we follow reasonable procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We, however, may be liable for losses if we do not follow reasonable procedures. Telephone, facsimile, and e-mail may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Service Center.

PAYMENTS

     Any withdrawal, the Surrender Value, or the death benefit will usually be paid within seven calendar days of receipt of written request or receipt and filing of any necessary due proof of death. Payments may be postponed, however, if:

     1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

     2. the SEC permits by an order the postponement for the protection of Owners; or

     3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

     If a recent check or draft has been submitted, we have the right to defer payment until such check or draft has been honored.

     We have the right to defer payment of any withdrawal, surrender, or transfer from the Guaranteed Account for up to six months from the date of receipt of Notice for a withdrawal, surrender, or transfer. If payment is not made within 30 days after our receipt of documentation necessary to complete the transaction, or any shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at an annual rate of 3% or such higher rate required for a particular state.

MODIFICATION

     Upon notice to you and approval from the Superintendent of Insurance, we may modify the Contract, if a modification:

     1. is necessary so that the Contract, our operations, or the operations of the Variable Account comply with any applicable laws or regulations; or

     2. is necessary to assure the continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

     3. is necessary to reflect a change in the operation of the Variable Account; or

     4. provides other Subaccounts and/or Guaranteed Account Options.

     In the event of a modification, we will make appropriate endorsement to the Contract.

REPORTS TO CONTRACT OWNERS

     At least quarterly, we will mail to you, at your last known address of record, a report containing the Contract Account Value and Surrender Value of the Contract and any further information required by and applicable law or regulation.

CONTRACT INQUIRIES

     Inquiries regarding a Contract may be made by writing to us at our Service Center.

                             THE GUARANTEED ACCOUNT

     You may allocate some or all of the Net Premiums and transfer some or all of the amounts in the Subaccounts to the Guaranteed Account, which is part of our General Account. The Guaranteed Account pays interest at declared rates that are guaranteed for one year from the date each Net Premium or Contract Account Value is allocated to the Guaranteed Account, and the interest must be at least 3%. The principal, after deductions, is also guaranteed. Our General Account supports our insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor our General Account has been registered as an investment company under the 1940 Act. Neither our General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under these laws. The disclosures relating to these accounts which are included in this prospectus are for your information and have not been reviewed by the SEC. These disclosures, however, may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Contract Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of our General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. We intend to credit the Guaranteed Account Value with current rates in excess of this minimum guarantee but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we anticipate changing the current interest rate in our discretion from time to time, different allocations to the Guaranteed Account Value are credited with different current interest rates. The interest rate credited to each amount or transferred to the Guaranteed Account will apply to the earlier of (1) the time remaining for the Guaranteed Account Option selected, or (2) 12 months. At the end of this period, we will determine a new current interest rate on the amount and any accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on this amount and any accrued interest thereon at the end of the period of a Guaranteed Account Option will be guaranteed for a subsequent specified period. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed effective annual interest rate of 3% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

     We may offer Guaranteed Account Options to be used solely for Dollar Cost Averaging. The Options would only be available for the allocation of new Net Premium payments at the time we receive them at our Service Center. Transfers of any portion of the Contract Account Value into these options is not permitted. Use of these Options for Dollar Cost Averaging requires that the Net Premium payments and associated interest be fully transferred by the end of a specified period. If the Dollar Cost Averaging is canceled or the amount being automatically transferred is reduced, the remaining balance will be transferred to the Money Market Subaccount. You may transfer amounts allocated to these Guaranteed Account Options to a Subaccount and any other permitted Guaranteed Account Options at any time.

     For purposes of crediting interest and deducting charges, the Guaranteed Account uses a last-in, first-out method (i.e., LIFO) of accounting for allocations of Net Premium payments and for transfers of Contract Account Value.

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days before or after any Contract Anniversary, you may make one transfer from the Guaranteed Account (except for Guaranteed Account Options used for Dollar Cost Averaging) to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the Guaranteed Account Value (exclusive of the Guaranteed Account Value attributable to Guaranteed Account Options used for Dollar Cost Averaging) on the date of transfer, unless the balance after the transfer is less than $500, in which case the entire amount will be transferred. Subject to the next paragraph, if Notice for a transfer is received before a Contract Anniversary, the transfer will be made as of the Contract Anniversary; if Notice for a transfer is received within 30 days after the Contract Anniversary, the transfer will be made as of the date we receive Notice at our Service Center.

PAYMENT DEFERRAL

     We may defer payment of any withdrawal, cash surrender, or transfer from the Guaranteed Account for up to six months from the date of our receipt of the Notice for withdrawal, surrender, or transfer.

                             CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     General. We do not deduct a charge for sales expense from premiums at the time they are paid. Within certain time limits described below, however, a Surrender Charge (contingent deferred sales charge) is deducted from the Contract Account Value if a withdrawal is made or a Contract is surrendered before the Annuity Date or if Contract Account Value is applied to a Payment Option. If the Surrender Charge is insufficient to cover sales expenses, the loss will be borne by us; conversely, if the amount of the Surrender Charge is more than our sales expenses, the excess will be retained by us. We do not currently believe that the Surrender Charges will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets, which may include proceeds derived from Annuity Charges.

     Charges For Withdrawal or Surrender. The Surrender Charge is equal to the percentage of each premium payment surrendered or withdrawn (or applied to a Payment Option on the Annuity Date) as specified in the table below. The Surrender Charge is separately calculated and applied to each premium payment at any time that the payment (or part of the payment) is surrendered or withdrawn (or applied to a Payment Option on the Annuity Date). No Surrender Charge applies to premium payments applied to a Payment Option on the Maturity Date. No Surrender Charge applies to Contract Account Value representing the Free Withdrawal Amount or to Contract Value in excess of aggregate premium payments (less prior withdrawals of premium payments). The Surrender Charge is calculated using the assumption that Contract Account Value is withdrawn in the following order: (1) the Free Withdrawal Amount for that Contract Year, (2) premium payments, and (3) any remaining Contract Account Value. In addition, the Surrender Charge is calculated using the assumption that premium payments are withdrawn on a first-in, first-out basis.

     The Surrender Charge applicable to each premium payment diminishes as the payment ages. A premium payment ages by Contract Year, such that it is in "year" 1 during the Contract Year in which it is received and in "year" 2 throughout the subsequent Contract Year and in "year" 3 throughout the Contract Year after that etc.

             AGE OF EACH PREMIUM
          PAYMENT IN CONTRACT YEARS                               CHARGE
          -------------------------                               ------
                      1                                            7.0%
                      2                                            7.0%
                      3                                            6.0%
                      4                                            5.0%
                      5                                            4.0%
                      6                                            3.0%
                      7                                            2.0%
                      8                                            1.0%
                 9 and over                                        0.0%

     In no event will the total Surrender Charges assessed under a Contract exceed 8 1/2% of the total gross premiums received under the Contract.

     When a Contract is surrendered, the Surrender Charge is deducted from the Contract Account Value in determining the Surrender Value. For a withdrawal, the Surrender Charge is deducted from the Contract Account Value remaining after the amount requested is withdrawn.

     Free Withdrawal Amount. During the first Contract Year, the Free Withdrawal Amount is 10% of the premium payments made in the first Contract Year. For all other Contract Years, the Free Withdrawal Amount is a percentage of the Contract Account Value at the start of the year less a Reduction Factor, which adjusts the Free Withdrawal Amount to take into account withdrawals of the Free Withdrawal Amount in prior Contract Years. The percentage is 20% in the second Contract Year and increases by 10% per year until it reaches a maximum of 50% in the fifth Contract Year. The Reduction Factor for the second Contract Year is a ratio of the free withdrawals made in the first Contract Year to the premium payments in that year expressed as a percentage. The Reduction Factor for each subsequent Contract Year is the Reduction Factor for the prior Contract Year plus the ratio of the free withdrawals made in the prior Contract Year to the Contract Account Value at the beginning of the prior Contract Year expressed as a percentage. The Free Withdrawal Amount in any year will not be less than 10% of the Contract Account Value at the start of the Contract Year.

     The Free Withdrawal Amount is cumulative from Contract Year to Contract Year. If the Contract is surrendered and there have been no prior withdrawals during such Contract Year, no Surrender Charge applies to the amount of the surrender up to the Free Withdrawal Amount as of the beginning of that Contract Year. If a withdrawal is made during a Contract Year in which one or more withdrawals have been made, the remaining Free Withdrawal Amount is equal the total Free Withdrawal Amount available for that Contract Year (the Contract Value at the start of that year less the Reduction Factor) less the total amount previously withdrawn during that Contract Year without imposition of the Surrender Charge.

ADMINISTRATIVE CHARGES

     Annual Administrative Fee. On each Contract Anniversary prior to and including the Annuity Date, and upon surrender of the Contract or on the Annuity Date (other than on a Contract Anniversary), we deduct from the Contract Account Value an Annual Administrative Fee of $30 for our administrative expenses relating to the Contract. We currently do not charge this fee when Contract Account Value is $100,000 or more as of the date that the fee would have been charged. The charge is deducted from each Subaccount and Guaranteed Account Option based on the proportion that the value in each Subaccount and the Guaranteed Account bears to the total Contract Account Value. Some states may limit the amount of the Annual Administrative Fee. No Annual Administrative Fee is payable after the Annuity Date.

     Transfer Processing Fee. The first twelve transfers during each Contract Year are free. A $25 Transfer Processing Fee will be assessed for each additional transfer during such Contract Year. For the purpose of assessing the fee, each Notice of transfer is considered to be one transfer, regardless of the number of Subaccounts or accounts affected by the transfer. Transfers under the Dollar Cost Averaging program or Automatic Asset Rebalancing do not count towards the number of transfers during a Contract Year without a Transfer Processing Fee. The Transfer Processing Fee will be deducted from the amount being transferred. We do not assess a transfer charge for systematic transfers, including Dollar Cost Averaging, Earnings Sweep Program, and Automatic Asset Rebalancing. We do not expect a profit from this fee.

DAILY ANNUITY CHARGE

     To compensate us for assuming mortality and expense risks and for administering the Contracts, prior to the Annuity Date we deduct a daily Annuity Charge from the assets of the Variable Account. We will impose a charge in an amount that is equal to an annual rate of 1.40% (daily rate of .003835616%).

     The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if an Owner dies before the Annuity Date. The expense risk we assume is the risk that the Surrender Charges, administrative fees, and Transfer Processing Fees may be insufficient to cover actual future expenses. In the event that there are any profits from fees and charges deducted under the Contract, including but not limited to the Annuity Charge, such profits could be used to finance the distribution of the Contracts.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE PORTFOLIOS

     Because the Variable Account purchases shares of the Portfolios, the performance of each Subaccount reflects the investment advisory fees and other expenses incurred by the Portfolios. For each Portfolio, an investment adviser is paid a fee that is a percentage of a Portfolio's average daily net assets, and thus the actual fee paid depends on size of the Portfolio. Each Portfolio also pays most or all of its operating expenses. See the accompanying current prospectuses for the Portfolios for further details.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

     We deduct a monthly charge from Contract Account Value for the Step-up Rider. The charge is deducted on the Contract Date and on the same day of each month thereafter. The charge is a percent of Contract Account Value and is deducted proportionately from the Subaccount Values, by canceling Accumulation Units, and Guaranteed Account Value under the Contract. The monthly charge is equal to 1/12 of 0.25%.

PREMIUM TAXES

     Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action, and currently range from 0.0% to 4.0%. In addition, other governmental units within a state may levy these taxes.

     The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (1) from premiums as they are received, or (2) from the Contract Account Value upon a withdrawal or surrender, application of the proceeds to a Payment Option, or payment of a death benefit.

OTHER TAXES

     Currently, we do not make a charge against the Variable Account for any federal, state, or local taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any federal tax liability to us. Charges for other taxes attributable to the Variable Account, if any, may also be made.

CHARGE DISCOUNTS FOR SALES TO CERTAIN GROUPS

     We may reduce or waive charges under Contracts sold to certain groups of purchasers where such sales entail lower than normal expenses and/or fewer risks to us. Generally, we reduce or waive charges based on factors such as the following:

     - the size of the group of purchasers;

     - the total amount of premium anticipated from the group; and/or

     - the nature of the group and/or the purpose for which the Contracts are purchased (e.g., Contracts purchased by an employer to fund an employee benefit plan, usually have fewer surrenders and are less expensive to administer than individually sold Contracts).

We also may reduce or waive charges on Contracts sold to officers, directors, and employees of PMLIC and its affiliates. Reductions or waivers of charges will not discriminate unfairly among applicants. Contact your sales representative for more information about charge reductions or waivers.

                                PAYMENT OPTIONS

ELECTION OF PAYMENT OPTIONS

     Before the Annuity Date, you can have the Surrender Value applied under a Payment Option, unless you elect to receive the Surrender Value in a single sum. In the event that you do not select a Payment Option, Surrender Value is applied to Option B, described below. In addition, a Beneficiary can have the death benefit applied under a Payment Option unless you have already selected an option for the Beneficiary.

     Before beginning annuity payments under a Payment Option, we require that you return the Contract to the Service Center. We will issue a supplementary contract stating the terms of payment under the Payment Option selected. We also reserve the right to require satisfactory evidence of the identity, birth date, and sex of any Annuitant, and satisfactory evidence that any Annuitant is still alive. Before making each annuity payment under a life-contingent Payment Option, we reserve the right to require satisfactory evidence that any Annuitant is still alive.

     A Payment Option may be elected, revoked, or changed at any time before the Annuity Date while the Owner is living. If the Payee is other than the Owner, the election of a Payment Option requires our consent. An election of an option and any revocation or change must be made by Notice. Notice must be filed with our Service Center.

     An option may not be elected if any periodic payment under the election would be less than $50. Subject to this condition, payments may be made annually, semi-annually, quarterly, or monthly and are made at the beginning of the period.

     The available Payment Options are described below. The Payment Options are fixed, which means that each option has a fixed and guaranteed amount to be paid during the annuity period that is not in any way dependent upon the investment experience of the Variable Account.

     Instead of choosing one of the Payment Options listed below, you may elect to receive payments in any other manner that is acceptable to us and permissible under applicable law.

     Income payable is guaranteed to be equal or exceed the Contract Account Value applied to the rates shown in the Option Table. Income payable is guaranteed to be equal or exceed Income provided by the application of the Surrender Value to purchase any single consideration immediate annuity contract offered by us at the time to the same class of annuitants.

DESCRIPTION OF PAYMENT OPTIONS

     Option A -- Life Annuity Option. Under this Payment Option, payments are made in equal amounts each month during the Annuitant's lifetime with payments ceasing with the last payment prior to the death of the Annuitant. No amounts are payable after the Annuitant dies. Therefore, if the Annuitant dies immediately following the date of the first payment, the Payee will receive one monthly payment only.

     Option B -- Life Annuity Option with 10 Years Guaranteed. Under this Payment Option, payments are made in equal amounts each month during the Annuitant's lifetime with the guarantee that payments will be made for a period of not less than ten years. Under this option, if any Beneficiary dies while receiving payment, the present value of the current dollar amount on the date of death of any remaining guaranteed payments will be paid in one sum to the executors or administrators of the Beneficiary unless otherwise provided in writing. Calculation of this present value will be at 3% which is the rate of interest assumed in computing the amount of annuity payments.

     The amount of each payment will be determined from the tables in the Contract which apply to either Option A or Option B based upon the Annuitant's age and sex. If the Contract is sold in a group or employer-sponsored arrangement, the amount of the payments will be based on the Annuitant's age only. Age is determined from the nearest birthday at the due date of the first payment.

     Alternate Income Option. Instead of one of the above Payment Options, the Surrender Value or death benefit, as applicable, may be settled under an alternate income option based on our single premium immediate annuity rates in effect at the time of settlement. These rates will be adjusted so that the first payment can be made immediately (at the beginning of the first month, rather than at the end of the month) which will result in receipt of one additional payment. These rates are 4% higher than our standard immediate annuity rates.

                            YIELDS AND TOTAL RETURNS

     From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, standard annual total returns and non-standard measures of performance for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the SAI.

     Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

     The yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total returns for these periods are provided. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any Surrender Charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

     In addition to the versions described above, total return performance information computed on other versions may be used in advertisements and sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Surrender Charge. Total return information will be higher when the Surrender Charge is excluded than when it is included. We may also disclose cumulative total return information with and without deductions for the Surrender Charge.

     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of performance data, please refer to the SAI.

     In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in the major categories of investment objectives on an industry-wide basis.

     Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

     We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

                               FEDERAL TAX STATUS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your tax adviser for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or how they may be interpreted by the Internal Revenue Service (the "IRS").

     The Contract may be purchased on a tax-qualified basis or on a non-tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments consist solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on PMLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants, Beneficiaries, and Payees are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek tax advice regarding the suitability of a Contract for their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     Diversification Requirements. The Code requires that the investments of the Variable Account be "adequately diversified" in order for the Contract to be treated as an annuity contract for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts because of their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate premium payments and transfer Contract Account Value, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over Variable Account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Contracts.

     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Contract to contain certain provisions specifying how the Owner's interest in the Contract will be distributed in the event of the Owner's death. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review these provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES -- IN GENERAL

     We believe that if an Owner is a natural person, the Owner will not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, an agreement to assign or pledge any portion of the Contract Account Value and, in the case of a Qualified Contract, any portion of an interest in a retirement plan generally is treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. The Owner of Contract who is not a natural person generally must include in income any increase in the excess of the Contract Account Value over the "investment in the Contract" (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals and Surrenders. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Account Value immediately before the distribution over the Owner's investment in the Contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     Penalty Tax on Certain Withdrawals and Surrenders. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

     - made on or after the taxpayer reaches age 59 1/2;

     - made on or after the death of an Owner;

     - attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax. Other penalties may apply to Qualified Contracts.

     Annuity Payments. Although tax consequences may vary depending on the Payment Option elected under a Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow an Owner to recover his or her investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once an investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of an Owner's or an Annuitant's death. Generally, these amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, the amounts are taxed in the same manner as a surrender of the Contract; or (2) if distributed under a Payment Option, the amounts are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or Payee other than the Owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in tax consequences to an Owner that are not discussed here. An Owner contemplating any transfer, assignment, designation, or exchange should consult a tax adviser as to these tax consequences.

     Charitable Remainder Trust Rider. Issues arising in connection with the ownership of certain annuity contracts by charitable remainder trusts are currently under extensive review by the IRS. You should consult a competent legal or tax adviser before arranging for the purchase of a Contract and/or Charitable Remainder Trust Rider by, or transfer of a Contract and/or Charitable Trust Rider to, a charitable remainder trust.

     Multiple Contracts. All non-qualified deferred annuity contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Separate Account Charges. It is possible that the IRS could take the position that charges for certain optional benefits are deemed to be taxable distributions. Consult your tax advisor prior to selecting any optional benefits.

TAXATION OF QUALIFIED CONTRACTS

     The Contracts are designed for use with several types of qualified retirement plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with qualified retirement plans. Owners, Annuitants, Beneficiaries, and Payees are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we are not bound by the terms and conditions of any plan to the extent these terms and conditions contradict the Contract.

     The Owner should consult a tax adviser regarding the use of the Contract within a qualified retirement plan or in connection with other employee benefit plans or arrangements that receive favorable tax treatment, since many plans or arrangements provide the same type of tax deferral as provided by the Contract. The Contract provides a number of extra benefits and features not provided by employee benefit plans or arrangements alone, although there are costs and expenses under the Contract related to these benefits and features. Owners should carefully consider these benefits and features in relation to their costs as they apply to the Owner's particular situation.

     Distributions. Annuity payments under a Qualified Contract are generally taxed in a manner similar to a Non-Qualified Contract. When a withdrawal from a Qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the relationship between the Owner's investment in the Contract to the participant's total accrued benefit balance under the retirement plan. For Qualified Contracts, however, the investment in the Contracts will generally be zero unless nondeductible or after-tax contributions have previously been made to the relevant qualified plan or employer contributions or investment earnings have previously been includible in the income of the employee.

     Brief descriptions follow different types of qualified retirement plans that may be used in connection with a Contract. We will endorse the Contract as necessary to conform it to the requirements of a plan.

     Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if a Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all applicable legal requirements prior to transfer of the Contract. The Contract includes an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Account Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Employers intending to use the Contract with such plans should seek competent tax advice.

     Individual Retirement Annuities. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." There are legal limitations on the amount of the premiums or contributions under the IRA, the deductible amount of such premiums, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. Distributions, other than distributions of non-deductible contributions, are subject to income tax, and a 10% penalty tax is imposed on distributions before age 59 1/2, unless an exception applies. Certain small employers may establish SIMPLE IRA plans that allow the employer to make contributions to SIMPLE IRAs on behalf of their employees. Distributions before age 59 1/2 in the first two years of a SIMPLE IRA are, unless an exception applies, subject to a 25% penalty tax, and special restrictions apply to rollovers and transfers from SIMPLE IRAs. Employers may also establish simplified employee pension (SEP) plans to make IRA contributions on behalf of their employees. The Contract includes an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Account Value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the death benefit provision in the Contract comports with IRA qualification requirements. The Code imposes additional requirements on sales of the Contract for use with IRAs, SIMPLE IRAs, and SEP IRAs.

     Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. "Qualified distributions" from a Roth IRA, as well as distributions which are the return of the owner's contributions to the Roth IRA, are not subject to tax. "Qualified distributions" are distributions that satisfy a five year holding period and are made: (1) on or after the owner reaches
59 1/2; (2) to the beneficiary of the owner after the owner's death; (3) on account of the owner's disability; or (4) to pay for first-time home-buying expenses. Federal income tax, as well as a 10% penalty tax, will generally apply to distributions that are not "qualified distributions."

     Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. The Contract includes an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Account Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Code section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

     The following amounts may not be distributed from Code section 403(b) annuity contracts prior to the employee's death, attainment of age 59 1/2, separation from service, disability, or financial hardship: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. In addition, earnings on amounts described in (2) or (3) above may not be distributed in the case of hardship.

     Death Benefits. The Contract includes a death benefit that in some cases may exceed the greater of premiums paid or the Contract Account Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. In addition, the IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA requirements.

WITHHOLDING

     Distributions from a Contract generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. Generally, an eligible rollover distribution is the taxable portion of any distribution from these plans, except for certain distributions such as minimum distributions required by the Code, distributions paid in the form of an annuity, and certain hardship withdrawals. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another section 401(a) or section 403(b) plan (as applicable) or to an IRA.

POSSIBLE CHANGES IN TAXATION

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the federal tax consequences under the Contract are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A tax adviser should be consulted for further information.

                           DISTRIBUTION OF CONTRACTS

     The Contracts are offered to the public on a continuous basis. Although we do not anticipate discontinuing the offering of the Contracts, we reserve the right to do so. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities and authorized by us to sell the Contracts, and who are also registered representatives of 1717 or other broker/dealers. 1717 is a wholly-owned indirect subsidiary of PMLIC and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer. 1717 is also a member of the National Association of Securities Dealers, Inc.

     1717 acts as the principal underwriter, as defined in the 1940 Act, of the Contracts pursuant to an Underwriting Agreement between 1717 and ourselves. 1717 is not obligated to sell any specific number of Contracts. 1717's principal business address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850. The Contracts may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 that have a selling agreement with 1717 or have a selling agreement with another broker-dealer that has a selling agreement with 1717. We pay commissions, including other incentives or payments, to 1717 and to a number of nonaffiliated broker-dealers. We recoup commissions and other sales expenses through fees and charges imposed under the Contract. Although fees and charges are a source of revenue for this purpose, commissions paid on the Contract, including other incentives or payments, are not charged directly to Contract Owners or the Separate Account. 1717 retains the full commissions on Contracts sold by its representatives. Nonaffiliated broker-dealers receive commissions on Contracts sold by their registered representatives, less a nominal charge by 1717 for expenses incurred. The commissions paid are no greater than 7.00% of premiums plus 0.60% of the Contract Account Value beginning in the ninth Contract Year. Alternative commission scales are available with a lower percent of premiums and a percentage of Contract Account Value beginning in Contract Year 2.

     Under our distribution agreement with 1717, we pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Contracts. We also pay for 1717's operating and other expenses. Commissions payable to registered representatives of a broker-dealer having a selling agreement with 1717, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers and/or reimburse them for portions of Contract sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

     Because registered representatives (of 1717 or other broker-dealers) who sell the Contracts are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.

                               LEGAL PROCEEDINGS

     PMLIC and its subsidiaries, like other life insurance companies, are from time to time involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                            VOTING PORTFOLIO SHARES

     Even though we are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote the shares as Owners instruct, so long as required by law.

     We will calculate the number of votes you may vote separately for each Subaccount. This amount may include fractional votes. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. You hold this voting interest in each Subaccount to which your Variable Account Value is allocated. Your voting interest terminates on the Annuity Date or surrender of the Contract.

     The number of votes of a Portfolio you may vote will be determined as of the record date. Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Account Value you have in that Portfolio (as of a date set by the Portfolio).

     If we do not receive voting instructions from you on time, we will vote your shares in the same proportion as the timely voting instructions we receive from other Owners. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions. If we disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

     Portfolio shares held by us in a Subaccount as to which Owners do not have voting interest will be voted in proportion to the voting instructions we receive from Owners with respect to the shares they do vote. If you instruct us to abstain on any item to be voted upon, we will apply your abstention instruction on a pro rata basis to reduce the votes eligible to be cast by us.

                              FINANCIAL STATEMENTS

     Our audited statements of financial condition as of December 31, 2000 and 1999 and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2000, as well as the Report of Independent Accountants, are contained in the SAI. The audited statements of assets and liabilities for the Variable Account as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, are also included in the SAI.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

Additional Contract Provisions..............................   S-2
  The Contract..............................................   S-2
  Incontestability..........................................   S-2
  Misstatement of Age or Sex................................   S-2
  Non-Participation.........................................   S-2

Calculation of Yields and Total Revenues....................   S-2
  Money Market Subaccount Yields............................   S-2
  Other Subaccount Yields...................................   S-3
  Average Annual Total Returns..............................   S-4
  Other Total Returns.......................................   S-6
  Effect of the Administration Fee on Performance Data......   S-8
Standard & Poor's...........................................   S-8
Safekeeping of Account Assets...............................   S-9
State Regulation............................................   S-9
Records and Reports.........................................  S-10
Legal Matters...............................................  S-10
Experts.....................................................  S-10
Other Information...........................................  S-10
Financial Information.......................................  S-10
Financial Statements........................................   F-1

               PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

         SERVICE CENTER               MAIN ADMINISTRATIVE OFFICES
      300 CONTINENTAL DRIVE             1000 CHESTERBROOK BLVD.
     NEWARK, DELAWARE 19713           BERWYN, PENNSYLVANIA 19312
                           1-800-688-5177

                      STATEMENT OF ADDITIONAL INFORMATION
         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

     This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium deferred variable annuity contract (the "Contract") offered by Provident Mutual Life Insurance Company ("PMLIC"). This SAI is not a prospectus, and should be read together with the prospectus for the Contract dated November 1, 2001 and the prospectuses for Market Street Fund; MFS Variable Insurance Trust; OCC Accumulation Trust; PIMCO Variable Insurance Trust; Strong Variable Insurance Funds, Inc.; Strong Opportunity Fund II, Inc.; Van Eck Worldwide Insurance Trust; and Variable Insurance Products Fund III. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in the SAI have the same meanings as in the prospectus for the Contract.

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 1, 2001

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS*

  ADDITIONAL CONTRACT PROVISIONS (22-32)......................   S-2
       The Contract...........................................   S-2
       Incontestability.......................................   S-2
       Misstatement of Age or Sex.............................   S-2
       Non-Participation......................................   S-2
  CALCULATION OF YIELDS AND TOTAL RETURNS (37-38).............   S-2
       Money Market Subaccount Yields.........................   S-2
       Other Subaccount Yields................................   S-3
       Average Annual Total Returns...........................   S-4
       Other Total Returns....................................   S-6
       Effect of the Annual Administrative Fee on Performance
        Data..................................................   S-8
  STANDARD & POOR'S...........................................   S-8
  SAFEKEEPING OF ACCOUNT ASSETS...............................   S-9
  STATE REGULATION............................................   S-9
  RECORDS AND REPORTS.........................................  S-10
  LEGAL MATTERS (44)..........................................  S-10
  EXPERTS.....................................................  S-10
  OTHER INFORMATION...........................................  S-10
  FINANCIAL INFORMATION.......................................  S-10
  FINANCIAL STATEMENTS........................................   F-1

---------------

* Numbers in parentheses refer to corresponding pages of the prospectus for the Contract.

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

     The entire Contract between you and us is made up of the Contract and your Application. The statements made in the Application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void a Contract unless it is contained in the Application and a copy of the Application is attached to the Contract at issue.

INCONTESTABILITY

     We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of any Annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age and sex.

     If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the Contract. If the debt is not repaid, future payments will be reduced accordingly.

     If we make an underpayment because of an error in age or sex, any annuity payments will be recalculated at the correct age and sex and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.

NON-PARTICIPATION

     The Contract is not eligible for dividends and will not participate in PMLIC's divisible surplus.

                    CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, we may disclose historical performance data for the Subaccounts including yields, effective yields, annual total returns, and other measures of performance. This performance data will be computed, or accompanied by performance data computed, in accordance with SEC standards.

     Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than the performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. In addition, the calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 4.0% of premium depending on the state in which the Contract is sold.

     The Funds have provided all performance information for the Portfolios, including the Portfolio total return information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. Market Street Fund is affiliated with PMLIC. None of the other Funds is affiliated with PMLIC.

     PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, sales literature, or advertisements may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Money Market Portfolio or on its portfolio securities.

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Annual Administrative Fee and
(2) the Annual Annuity Charge. For purposes of calculating current yields for a Contract, an average per unit administration fee is used based on the $30 administrative fee deducted at the end of each Contract Year. Current Yield will be calculated according to the following formula:

     Current Yield = ((NCS-ES)/UV) X (365/7)

     Where:

     NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit in the Money Market Subaccount.

     ES   = per unit expenses attributable to the hypothetical account for the seven-day period.

     UV  = the unit value on the first day of the seven-day period.

     The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.

     The effective yield is calculated by compounding the unannualized base period return according to the following formula:

     Effective Yield = (1+((NCS-ES)/UV))(365/7)-1

     Where:

     NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit in the Money Market Subaccount.

     ES   = per unit expenses attributable to the hypothetical account for the seven-day period.

     UV  = the unit value on the first day of the seven-day period.

     The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the Money Market Portfolio, the types of quality of portfolio securities held by the Money Market Portfolio, and the Money Market Portfolio's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the Surrender Charge under the Contract equal to 1% to 7% of premiums paid during the eight years prior to the surrender or withdrawal (including the year in which the surrender is made) on premiums surrendered or withdrawn under the Contract. A Surrender Charge will not be imposed in any Contract Year on an amount up to the total Free Withdrawal Amount available for that Contract Year.

     The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2000 were 3.25% and 3.30%, respectively.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

     The yield is computed dividing: (1) the net investment income of the Portfolio attributable to the Subaccount's Accumulation Units less Subaccount expenses for the period; by (2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period. This number is then compounded for a twelve-month period. Expenses attributable to the Subaccount include the Annual Administrative Fee and the Annual Annuity Charge. The yield calculation assumes an Annual Administrative Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average administrative fee per dollar of the Variable Account Value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield = ((((NI - ES)/(U X UV)) + 1)(12)-1)

     Where:

     NI   = net investment income of the Portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.

     ES   = expenses of the Subaccount for the 30-day or one-month period.

     U    = the average number of Accumulation Units outstanding.

     UV = the unit value at the close of the last day in the 30-day or one-month period.

     A Subaccount's yield is affected by changes in interest rates, average portfolio maturity of a Portfolio, the types and quality of portfolio securities held by the Portfolio, and a Portfolio's operating expenses.

     Yield calculations do not take into account the Surrender Charge under the Contract equal to 1% to 7% of premiums paid during the eight years prior to the surrender or withdrawal (including the year in which the surrender is made) on premiums surrendered or withdrawn under the Contract. A Surrender Charge will not be imposed in any Contract Year on an amount up to the total Free Withdrawal Amount available for that Contract Year.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     Until a Subaccount has been in operation for 10 years, PMLIC will include quotes of average annual total return for the period measured from the date of the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any contracts were registered under the Securities Act of 1933, as amended, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

     Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication.

     Average annual total returns will be calculated using Subaccount unit values based on the performance of the Subaccount's underlying Portfolio, the deductions for the Annual Annuity Charge, and the Annual Administrative Fee. The calculation assumes that the administrative fee is $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating average annual total return, an average administrative fee per dollar of the Variable Account Value is used to determine the amount of the charge attributable to the Subaccount for the period. The calculation also assumes surrender of the Contract at the end of the period for the return quotation during the first eight Contract Years. The total returns will therefore reflect a deduction of the Surrender Charge for any period less than eight years. The total return will then be calculated according to the following formula:

     TR  = ((ERV/P)1/N) - 1

     Where:

     TR  = the average annual total return.

     ERV = the ending redeemable value (net of Subaccount recurring charges and applicable Surrender Charge) of the hypothetical account at the end of the period.

     P    = a hypothetical initial payment of $1,000.

     N    = the number of years in the period.

     As the MFS Emerging Growth Series, MFS Investors Trust Series, MFS New Discovery Series, MFS Research Series, PIMCO High Yield Bond, PIMCO Total Return Bond, Strong Mid Cap Growth Fund II, Strong Opportunity Fund II, VIP III Contrafund, VIP III Growth, VIP III Growth Opportunities and VIP III Overseas Subaccounts had not been in existence for one year as of December 31, 2000, average annual total returns for these Subaccounts are not provided. Further, as the MFS Emerging Growth Series, MFS Investors Trust Series, MFS New Discovery Series, MFS Research Series, VIP III Contrafund, VIP III Growth, VIP III Growth Opportunities and VIP III Overseas Portfolios had not been in existence for one year as of December 31, 2000, average annual total returns for these Portfolios are not provided.

     Based on the foregoing calculations, average annual total return for the Subaccounts is as follows (with Surrender Charges):

                                                                                       FOR THE 10-YEAR PERIOD
                                                                                           ENDED 12/31/00
                                                     FOR THE 1-YEAR   FOR THE 5-YEAR        (OR DATE OF
                                                      PERIOD ENDED     PERIOD ENDED      INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)               12/31/00         12/31/00          THAN 10 YEARS)
-----------------------------------------            --------------   --------------   ----------------------
MARKET STREET FUND
  All Pro Broad Equity (October 1, 1993)...........        1.23%          11.67%                12.22%
  All Pro Large Cap Growth (June 4, 1998)..........      (25.06)%           N/A                  5.47%
  All Pro Large Cap Value (June 4, 1998)...........       (6.06)%           N/A                 (1.23)%
  All Pro Small Cap Growth (June 4, 1998)..........      (27.03)%           N/A                 17.03%
  All Pro Small Cap Value (June 4, 1998)...........       12.12%            N/A                 (4.12)%
  Equity 500 Index (October 3, 1994)(1)............      (16.13)%         15.87%                18.29%
  International (October 1, 1993)..................      (10.25)%          8.89%                 8.87%
  Mid Cap Growth (October 1, 1993).................       29.33%          18.36%                14.96%
  Balanced (October 1, 1993).......................        0.41%           8.77%                 8.66%
  Bond (October 1, 1993)...........................        1.14%           3.29%                 3.66%
  Money Market (October 1, 1993)...................       (2.05)%          3.39%                 3.48%
OCC ACCUMULATION TRUST
  Equity (October 3, 1994).........................        1.41%          12.37%                15.58%
  Managed (October 3, 1994)........................        1.26%          11.00%                15.14%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (May 1, 1998).....................       (5.96)%           N/A                 (2.06)%
  Worldwide Emerging Markets (May 1, 1998).........      (46.08)%           N/A                (13.48)%
  Worldwide Hard Assets (May 1, 1998)..............        2.79%            N/A                 (5.86)%
  Worldwide Real Estate (May 1, 1998)..............        9.97%            N/A                 (3.07)%

---------------
(1) As of February 7, 2000, shares of the Market Street Equity 500 Index Portfolio were substituted for shares of the Variable Insurance Products Fund II Index 500 Portfolio. Performance figures for dates on or before February 7, 2000 reflect performance for the Variable Insurance Products Fund II Index 500 Portfolio.

     From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

     Based on the performance of the Portfolios and these assumptions, average annual total return information for the Subaccounts is as follows (with Surrender Charges):

                                                                                       FOR THE 10-YEAR PERIOD
                                                                                           ENDED 12/31/00
                                                     FOR THE 1-YEAR   FOR THE 5-YEAR        (OR DATE OF
                                                      PERIOD ENDED     PERIOD ENDED      INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF PORTFOLIO)                12/31/00         12/31/00          THAN 10 YEARS)
----------------------------------------             --------------   --------------   ----------------------
MARKET STREET FUND
  All Pro Broad Equity (December 12, 1985).........        1.23%          11.67%               11.70%
  All Pro Large Cap Growth (May 4, 1998)...........      (25.06)%           N/A                 3.72%
  All Pro Large Cap Value (May 4, 1998)............       (6.06)%           N/A                (2.30)%
  All Pro Small Cap Growth (May 4, 1998)...........      (27.03)%           N/A                12.54%
  All Pro Small Cap Value (May 4, 1998)............       12.12%            N/A                (6.47)%
  Equity 500 Index (October 1, 1993)(1)............      (16.13)%         15.87%               15.32%
  International (November 1, 1991).................      (10.25)%          8.89%                8.38%
  Mid Cap Growth (May 1, 1989).....................       29.33%          18.36%               15.48%
  Balanced (December 12, 1985).....................        0.41%           8.77%               10.30%
  Bond (December 12, 1985).........................        1.14%           3.29%                5.39%
  Money Market (December 12, 1985).................       (2.05)%          3.39%                3.24%
OCC ACCUMULATION TRUST
  Equity (September 15, 1994)......................        1.41%          12.37%               15.14%
  Managed (September 15, 1994).....................        1.26%          11.00%               14.47%
PIMCO VARIABLE INSURANCE TRUST
  High Yield Bond (April 30, 1998).................       (8.78)%           N/A                (1.70)%
  Total Return Bond (December 31, 1997)............        1.56%            N/A                 2.88%
STRONG VARIABLE INSURANCE FUNDS, INC.
  Mid Cap Growth Fund II (December 31, 1996).......      (22.42)%           N/A                25.73%
STRONG OPPORTUNITY FUND II, INC.
  Opportunity Fund II (May 8, 1992)................       (1.63)%         17.20%               17.58%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (September 1, 1989)...............       (5.96)%          0.21%                2.99%
  Worldwide Emerging Markets (December 27, 1995)...      (46.08)%         (4.81)%              (5.07)%
  Worldwide Hard Assets (September 1, 1989)........        2.79%          (0.35)%               4.24%
  Worldwide Real Estate (June 23, 1997)............        9.97%            N/A                 4.30%

---------------
(1) As of February 7, 2000, shares of the Market Street Equity 500 Index Portfolio were substituted for shares of the Variable Insurance Products Fund II Index 500 Portfolio. Performance figures for dates on or before February 7, 2000 reflect performance for the Variable Insurance Products Fund II Index 500 Portfolio.

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the Surrender Charge.

     As the MFS Emerging Growth Series, MFS Investors Trust Series, MFS New Discovery Series, MFS Research Series, PIMCO High Yield Bond, PIMCO Total Return Bond, Strong Mid Cap Growth Fund II, Strong Opportunity Fund II, VIP III Contrafund, VIP III Growth, VIP III Growth

Opportunities and VIP III Overseas Subaccounts had not been in existence for one year as of December 31, 2000, other total returns for these Subaccounts are not provided. Further, as the MFS Emerging Growth Series, MFS Investors Trust Series, MFS New Discovery Series, MFS Research Series, VIP III Contrafund, VIP III Growth, VIP III Growth Opportunities and VIP III Overseas Portfolios had not been in existence for one year as of December 31, 2000, other total returns for these Portfolios are not provided.

     Based on this method of calculation, average annual total return information is as follows (without Surrender Charges):

                                                                                       FOR THE 10-YEAR PERIOD
                                                                                           ENDED 12/31/00
                                                     FOR THE 1-YEAR   FOR THE 5-YEAR        (OR DATE OF
                                                      PERIOD ENDED     PERIOD ENDED      INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)               12/31/00         12/31/00          THAN 10 YEARS)
-----------------------------------------            --------------   --------------   ----------------------
MARKET STREET FUND
  All Pro Broad Equity (October 1, 1993)...........        8.10%          12.17%                12.29%
  All Pro Large Cap Growth (June 4, 1998)..........      (20.17)%           N/A                  7.28%
  All Pro Large Cap Value (June 4, 1998)...........        0.25%            N/A                  0.43%
  All Pro Small Cap Growth (June 4, 1998)..........      (22.29)%           N/A                 18.83%
  All Pro Small Cap Value (June 4, 1998)...........       19.12%            N/A                 (2.52)%
  Equity 500 Index (October 3, 1994)(1)............      (10.57)%         16.31%                18.42%
  International (October 1, 1993)..................       (4.25)%          9.37%                 8.94%
  Mid Cap Growth (October 1, 1993).................       36.33%          18.76%                15.02%
  Balanced (October 1, 1993).......................        7.21%           9.25%                 8.73%
  Bond (October 1, 1993)...........................        8.00%           3.72%                 3.73%
  Money Market (October 1, 1993)...................        4.57%           3.83%                 3.55%
OCC ACCUMULATION TRUST
  Equity (October 3, 1994).........................        8.29%          12.86%                15.73%
  Managed (October 3, 1994)........................        8.13%          11.50%                15.29%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (May 1, 1998).....................        0.37%            N/A                 (0.47)%
  Worldwide Emerging Markets (May 1, 1998).........      (42.77)%           N/A                (12.13)%
  Worldwide Hard Assets (May 1, 1998)..............        9.77%            N/A                 (4.35)%
  Worldwide Real Estate (May 1, 1998)..............       16.97             N/A                 (1.50)%

---------------
(1) As of February 7, 2000, shares of the Market Street Equity 500 Index Portfolio were substituted for shares of the Variable Insurance Products Fund II Index 500 Portfolio. Performance figures for dates on or before February 7, 2000 reflect performance for the Variable Insurance Products Fund II Index 500 Portfolio.

     Based on the foregoing method of calculation, average annual total return information is as follows assuming that the Subaccounts were in existence during the same periods as those indicated for the Portfolios (without Surrender Charges).

                                                                                       FOR THE 10-YEAR PERIOD
                                                                                           ENDED 12/31/00
                                                     FOR THE 1-YEAR   FOR THE 5-YEAR        (OR DATE OF
                                                      PERIOD ENDED     PERIOD ENDED      INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF PORTFOLIO)                12/31/00         12/31/00          THAN 10 YEARS
----------------------------------------             --------------   --------------   ----------------------
MARKET STREET FUND
  All Pro Broad Equity (December 12, 1985).........        8.10%          12.17%               11.70%
  All Pro Large Cap Growth (May 4, 1998)...........      (20.17)%           N/A                 5.43%
  All Pro Large Cap Value (May 4, 1998)............        0.25%            N/A                (0.67)%
  All Pro Small Cap Growth (May 4, 1998)...........      (22.29)%           N/A                14.38%
  All Pro Small Cap Value (May 4, 1998)............       19.12%            N/A                (4.66)%
  Equity 500 Index (October 1, 1993)(1)............      (10.57)%         16.31%               15.32%
  International (November 1, 1991).................       (4.25)%          9.37%                8.38%
  Mid Cap Growth (May 1, 1989).....................       36.33%          18.76%               15.48%

                                                                                       FOR THE 10-YEAR PERIOD
                                                                                           ENDED 12/31/00
                                                     FOR THE 1-YEAR   FOR THE 5-YEAR        (OR DATE OF
                                                      PERIOD ENDED     PERIOD ENDED      INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF PORTFOLIO)                12/31/00         12/31/00          THAN 10 YEARS
----------------------------------------             --------------   --------------   ----------------------
  Balanced (December 12, 1985).....................        7.21%           9.25%               10.30%
  Bond (December 12, 1985).........................        8.00%           3.72%                5.39%
  Money Market (December 12, 1985).................        4.57%           3.83%                3.24%
OCC ACCUMULATION TRUST
  Equity (September 15, 1994)......................        8.29%          12.86%               15.29%
  Managed (September 15, 1994).....................        8.13%          11.50%               14.63%
PIMCO VARIABLE INSURANCE TRUST
  High Yield Bond (April 30, 1998).................       (2.48)%           N/A                (0.10)%
  Total Return Bond (December 31, 1997)............        8.45%            N/A                 4.37%
STRONG VARIABLE INSURANCE FUNDS, INC.
  Mid Cap Growth Fund II (December 31, 1996).......      (16.12)%           N/A                26.35%
STRONG OPPORTUNITY FUND II, INC.
  Opportunity Fund II (May 8, 1992)................        5.02%          17.63%               17.58%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (September 1, 1989)...............        0.37%           0.62%                2.99%
  Worldwide Emerging Markets (December 27, 1995)...      (42.77)%         (4.45)%              (4.63)%
  Worldwide Hard Assets (September 1, 1989)........        9.77%           0.05%                4.24%
  Worldwide Real Estate (June 23, 1997)............       16.97%            N/A                 5.22%

---------------
(1) As of February 7, 2000, shares of the Market Street Equity 500 Index Portfolio were substituted for shares of the Variable Insurance Products Fund II Index 500 Portfolio. Performance figures for dates on or before February 7, 2000 reflect performance for the Variable Insurance Products Fund II Index 500 Portfolio.

     We may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR = (ERV/P) - 1

     Where:

     CTR = the Cumulative Total Return for the period.

     ERV = the ending redeemable value (net of Subaccount recurring charges) of the hypothetical investment at the end of the period.

     P    = a hypothetical initial payment of $1,000.

EFFECT OF THE ANNUAL ADMINISTRATIVE FEE ON PERFORMANCE DATA

     The Contract provides for a $30 Annual Administrative Fee to be deducted annually at the end of each Contract Year from the Subaccounts and the Guaranteed Account based on the proportion that the value of each such account bears to the total Contract Account Value. For purposes of reflecting the Annual Administrative Fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on a Contract Account Value in the Variable Account of $30,000 on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                               STANDARD & POOR'S

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Contract.

     S&P makes no representation or warranty, express or implied, to the Owners of the Contracts and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally, or in the Contracts and the Equity 500 Index Portfolio particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PMLIC and the Market Street Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to PMLIC, the Market Street Fund, the Contract, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PMLIC, the Market Street Fund, the Owners of the Contract or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Contracts or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Contracts or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Contracts or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Contracts or the Equity 500 Index Portfolio.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PMLIC, THE MARKET STREET FUND, OWNERS OF THE CONTRACTS, AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                         SAFEKEEPING OF ACCOUNT ASSETS

     We hold the title to the assets of the Variable Account. The assets in the Variable Account are legally segregated from our General Account assets and from the assets in any other separate account.

     Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

     Our officers and employees are covered by a financial institution bond issued by Travelers Casualty and Surety Company of America to PMLIC with limits of $10 million per occurrence and $20 million in the aggregate. The bond insures against dishonest and fraudulent acts of officers and employees.

                                STATE REGULATION

     We are subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania, which periodically examines our affairs. We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                              RECORDS AND REPORTS

     We will maintain all records and accounts relating to the Variable Account. PMLIC may contract with another party to maintain these records and accounts. As presently required by the Investment Company Act of 1940, as amended (the "1940 Act") and the regulations thereunder, reports containing information required under the 1940 Act or by any other applicable law or regulation, will be sent to Owners semi-annually at their last known address.

                                 LEGAL MATTERS

     James Bernstein, Esquire, Assistant Secretary of PMLIC, has provided advice on certain matters relating to the laws of the Commonwealth of Pennsylvania regarding the Contracts and our issuance of the Contracts. Sutherland Asbill & Brennan LLP of Washington, DC has provided certain legal advice relating to the federal securities laws.

                                    EXPERTS

     The Financial Statements listed on page F-1 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts. Not all the information set forth in the registration statement and the amendments and exhibits thereto has been included in this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             FINANCIAL INFORMATION

     This SAI contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2000 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. PricewaterhouseCoopers LLP serves as independent accountants for the Provident Mutual Variable Annuity Separate Account.

     Our statements of financial condition as of December 31, 2000 and 1999 and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2000, which are included in this SAI, should be considered only as bearing our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                              FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Provident Mutual Variable Annuity Separate Account
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      2000..................................................   F-3
     Statements of Operations for the Year Ended December
      31, 2000..............................................   F-9
     Statements of Changes in Net Assets for the Year Ended
      December 31, 2000.....................................  F-15
     Statements of Changes in Net Assets for the Year Ended
      December 31, 1999.....................................  F-21
     Notes to Financial Statements..........................  F-27
Provident Mutual Life Insurance Company
     Report of Independent Accountants......................  F-48
     Statements of Financial Condition as of December 31,
      2000 and 1999.........................................  F-49
     Statements of Operations for the Years Ended December
      31, 2000, 1999, and 1998..............................  F-50
     Statements of Equity for the Years Ended December 31,
      2000, 1999, and 1998..................................  F-51
     Statements of Cash Flows for the Years Ended December
      31, 2000, 1999, and 1998..............................  F-52
     Notes to Financial Statements..........................  F-53

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Contractholders and Board of Directors of Provident Mutual Life Insurance Company:

     In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Annuity Separate Account (comprising thirty-three subaccounts, hereafter collectively referred to as the "Separate Account") and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Separate Account at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Separate Account; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
February 28, 2001

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                 GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, at
  market value:
  Growth Portfolio...........................  $4,353,926
  Money Market Portfolio.....................               $4,593,092
  Bond Portfolio.............................                            $1,170,592
  Managed Portfolio..........................                                         $1,345,934
  Aggressive Growth Portfolio................                                                      $3,618,337
  International Portfolio....................                                                                    $2,415,717
Dividends receivable.........................                  19,268
                                               ----------   ----------   ----------   ----------   ----------    ----------
Total Assets.................................  4,353,926    4,612,360    1,170,592    1,345,934    3,618,337      2,415,717
                                               ----------   ----------   ----------   ----------   ----------    ----------
Payable to Provident Mutual Life Insurance
  Company....................................                  25,964
                                               ----------   ----------   ----------   ----------   ----------    ----------
NET ASSETS...................................  $4,353,926   $4,586,396   $1,170,592   $1,345,934   $3,618,337    $2,415,717
                                               ==========   ==========   ==========   ==========   ==========    ==========
Held for the benefit of contractholders......  $4,290,184   $4,489,406   $1,133,841   $1,294,144   $3,543,989    $2,351,199
Attributable to Provident Mutual Life
  Insurance Company..........................     63,742       96,990       36,751       51,790       74,348         64,518
                                               ----------   ----------   ----------   ----------   ----------    ----------
                                               $4,353,926   $4,586,396   $1,170,592   $1,345,934   $3,618,337    $2,415,717
                                               ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                   ALL PRO LARGE   ALL PRO LARGE   ALL PRO SMALL   ALL PRO SMALL   EQUITY 500
                                                    CAP GROWTH       CAP VALUE      CAP GROWTH       CAP VALUE        INDEX
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, at market
  value:
  All Pro Large Cap Growth Portfolio.............    $979,981
  All Pro Large Cap Value Portfolio..............                    $470,755
  All Pro Small Cap Growth Portfolio.............                                   $2,072,198
  All Pro Small Cap Value Portfolio..............                                                    $517,970
  Equity 500 Index Portfolio.....................                                                                  $15,200,440
                                                     --------        --------       ----------       --------      -----------
NET ASSETS.......................................    $979,981        $470,755       $2,072,198       $517,970      $15,200,440
                                                     ========        ========       ==========       ========      ===========
Held for the benefit of contractholders..........    $952,501        $445,153       $2,038,342       $493,631      $15,159,213
Attributable to Provident Mutual Life Insurance
  Company........................................      27,480          25,602           33,856         24,339           41,227
                                                     --------        --------       ----------       --------      -----------
                                                     $979,981        $470,755       $2,072,198       $517,970      $15,200,440
                                                     ========        ========       ==========       ========      ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                            FIDELITY     FIDELITY                    FIDELITY
                                                              HIGH        EQUITY-      FIDELITY       ASSET       FIDELITY
                                                             INCOME       INCOME        GROWTH       MANAGER     CONTRAFUND
                                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund, at
  market value:
  High Income Portfolio..................................  $2,168,151
  Equity-Income Portfolio................................               $11,076,458
  Growth Portfolio.......................................                             $18,952,111
Investment in the Variable Insurance Products Fund II, at
  market value:
  Asset Manager Portfolio................................                                           $2,230,228
  Contrafund Portfolio...................................                                                        $9,116,132
                                                           ----------   -----------   -----------   ----------   ----------
NET ASSETS...............................................  $2,168,151   $11,076,458   $18,952,111   $2,230,228   $9,116,132
                                                           ==========   ===========   ===========   ==========   ==========
Held for the benefit of contractholders..................  $2,135,661   $11,010,302   $18,900,176   $2,183,375   $9,062,325
Attributable to Provident Mutual Life Insurance
  Company................................................     32,490         66,156        51,935      46,853        53,807
                                                           ----------   -----------   -----------   ----------   ----------
                                                           $2,168,151   $11,076,458   $18,952,111   $2,230,228   $9,116,132
                                                           ==========   ===========   ===========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                                                                 SCUDDER
                                                                                                  GROWTH
                                               OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                              EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the OCC Accumulation Trust,
  at market value:
  Equity Portfolio........................  $2,908,288
  Small Cap Portfolio.....................               $3,578,067
  Managed Portfolio.......................                            $6,314,145
Investment in the Scudder Variable Life
  Investment Fund, at market value:
  Bond Portfolio..........................                                         $1,427,482
  Growth and Income Portfolio.............                                                      $3,396,465
  International Portfolio.................                                                                    $2,804,921
                                            ----------   ----------   ----------   ----------   ----------    ----------
NET ASSETS................................  $2,908,288   $3,578,067   $6,314,145   $1,427,482   $3,396,465    $2,804,921
                                            ==========   ==========   ==========   ==========   ==========    ==========
Held for the benefit of contractholders...  $2,870,431   $3,523,333   $6,257,657   $1,388,047   $3,350,608    $2,768,929
Attributable to Provident Mutual Life
  Insurance Company.......................     37,857       54,734       56,488       39,435       45,857         35,992
                                            ----------   ----------   ----------   ----------   ----------    ----------
                                            $2,908,288   $3,578,067   $6,314,145   $1,427,482   $3,396,465    $2,804,921
                                            ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                               DREYFUS                     FEDERATED
                                                                GROWTH       DREYFUS     FUND FOR U.S.
                                                                 AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                                INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                              SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Dreyfus Variable Investment Fund, at
  market value:
  Growth and Income Portfolio...............................  $2,329,447
Investment in the Dreyfus Socially Responsible Growth Fund,
  Inc., at market value:
  Socially Responsible Portfolio............................               $4,175,445
Investment in the Federated Insurance Series, at market
  value:
  Fund for U.S. Government Securities II Portfolio..........                               $763,461
  Utility Fund II Portfolio.................................                                                $402,448
                                                              ----------   ----------      --------         --------
NET ASSETS..................................................  $2,329,447   $4,175,445      $763,461         $402,448
                                                              ==========   ==========      ========         ========
Held for the benefit of contractholders.....................  $2,288,769   $4,120,405      $729,395         $366,136
Attributable to Provident Mutual Life Insurance Company.....     40,678        55,040        34,066           36,312
                                                              ----------   ----------      --------         --------
                                                              $2,329,447   $4,175,445      $763,461         $402,448
                                                              ==========   ==========      ========         ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                                           VAN ECK                     STRONG
                                                VAN ECK       VAN ECK     WORLDWIDE      VAN ECK      MID CAP       STRONG
                                               WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE      GROWTH     OPPORTUNITY
                                                  BOND      HARD ASSETS    MARKETS     REAL ESTATE    FUND II       FUND II
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Van Eck Worldwide Insurance
  Trust, at market value:
  Van Eck Worldwide Bond Portfolio...........   $46,344
  Van Eck Worldwide Hard Assets Portfolio....                $215,584
  Van Eck Worldwide Emerging Markets
    Portfolio................................                              $539,748
  Van Eck Worldwide Real Estate Portfolio....                                           $544,944
Investment in the Strong Variable Insurance
  Funds, Inc., at market value:
  Strong Mid Cap Growth Fund II..............                                                         $818,267
Investment in the Strong Opportunity Fund II,
  Inc., at market value:
  Strong Opportunity Fund II.................                                                                      $256,157
                                                -------      --------      --------     --------      --------     --------
NET ASSETS...................................   $46,344      $215,584      $539,748     $544,944      $818,267     $256,157
                                                =======      ========      ========     ========      ========     ========
Held for the benefit of contractholders......   $20,660      $192,423      $480,426     $520,170      $801,214     $231,534
Attributable to Provident Mutual Life
  Insurance Company..........................    25,684        23,161        59,322       24,774        17,053       24,623
                                                -------      --------      --------     --------      --------     --------
                                                $46,344      $215,584      $539,748     $544,944      $818,267     $256,157
                                                =======      ========      ========     ========      ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                 MONEY                                AGGRESSIVE
                                                    GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................   $ 77,870     $211,792     $ 71,854     $ 47,472     $ 39,763      $  67,104
EXPENSES
Mortality and expense risks.....................     62,298       49,141       16,166       18,723       32,162         34,432
                                                   --------     --------     --------     --------     --------      ---------
Net investment income...........................     15,572      162,651       55,688       28,749        7,601         32,672
                                                   --------     --------     --------     --------     --------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........    347,772                                 72,101       83,159        266,202
Net realized gain (loss) from redemption of
  investment shares.............................     20,699                    (7,373)      39,350       24,150         28,006
                                                   --------     --------     --------     --------     --------      ---------
Net realized gain (loss) on investments.........    368,471                    (7,373)     111,451      107,309        294,208
                                                   --------     --------     --------     --------     --------      ---------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................    366,255                   (26,280)      96,137      141,874        507,592
  End of year...................................    310,735                    19,393       55,509      689,440         66,673
                                                   --------     --------     --------     --------     --------      ---------
Net unrealized (depreciation) appreciation
  during the year...............................    (55,520)                   45,673      (40,628)     547,566       (440,919)
                                                   --------     --------     --------     --------     --------      ---------
Net realized and unrealized gain (loss) on
  investments...................................    312,951                    38,300       70,823      654,875       (146,711)
                                                   --------     --------     --------     --------     --------      ---------
Net increase (decrease) in net assets resulting
  from operations...............................   $328,523     $162,651     $ 93,988     $ 99,572     $662,476      $(114,039)
                                                   ========     ========     ========     ========     ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                           ALL PRO         ALL PRO       ALL PRO      ALL PRO
                                                            LARGE           LARGE         SMALL        SMALL      **EQUITY 500
                                                         CAP GROWTH       CAP VALUE     CAP GROWTH   CAP VALUE       INDEX
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.............................................    $   9,765        $ 1,313      $  28,164     $   572
EXPENSES
Mortality and expense risks...........................       12,499          3,289         32,138       3,366     $   242,995
                                                          ---------        -------      ---------     -------     -----------
Net investment loss...................................       (2,734)        (1,976)        (3,974)     (2,794)       (242,995)
                                                          ---------        -------      ---------     -------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested................        7,594                         4,821
Net realized gain (loss) from redemption of investment
  shares..............................................        6,467         (9,040)       208,270      (7,381)      3,847,826
                                                          ---------        -------      ---------     -------     -----------
Net realized gain (loss) on investments...............       14,061         (9,040)       213,091      (7,381)      3,847,826
                                                          ---------        -------      ---------     -------     -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year...................................       41,840         (2,853)       239,727      (3,568)      4,388,265
  End of year.........................................     (191,791)        23,980       (749,682)     76,749      (1,039,860)
                                                          ---------        -------      ---------     -------     -----------
Net unrealized (depreciation) appreciation during the
  year................................................     (233,631)        26,833       (989,409)     80,317      (5,428,125)
                                                          ---------        -------      ---------     -------     -----------
Net realized and unrealized (loss) gain on
  investments.........................................     (219,570)        17,793       (776,318)     72,936      (1,580,299)
                                                          ---------        -------      ---------     -------     -----------
Net (decrease) increase in net assets resulting from
  operations..........................................    $(222,304)       $15,817      $(780,292)    $70,142     $(1,823,294)
                                                          =========        =======      =========     =======     ===========

---------------
** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                            FIDELITY      FIDELITY                     FIDELITY
                                                              HIGH         EQUITY-       FIDELITY       ASSET       FIDELITY
                                                             INCOME        INCOME         GROWTH       MANAGER     CONTRAFUND
                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................................  $ 240,827     $  217,038     $    21,498   $  79,333    $    30,695
EXPENSES
Mortality and expense risks..............................     41,107        153,361         297,118      33,074        131,346
                                                           ---------     ----------     -----------   ---------    -----------
Net investment income (loss).............................    199,720         63,677        (275,620)     46,259       (100,651)
                                                           ---------     ----------     -----------   ---------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...................                   817,676       2,139,088     186,903      1,114,246
Net realized (loss) gain from redemption of investment
  shares.................................................   (212,814)       548,601       1,122,698      15,695        435,535
                                                           ---------     ----------     -----------   ---------    -----------
Net realized (loss) gain on investments..................   (212,814)     1,366,277       3,261,786     202,598      1,549,781
                                                           ---------     ----------     -----------   ---------    -----------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year......................................   (247,327)     1,742,712       5,557,683     261,352      1,971,093
  End of year............................................   (964,233)       838,734        (126,966)   (122,208)      (242,135)
                                                           ---------     ----------     -----------   ---------    -----------
Net unrealized depreciation during the year..............   (716,906)      (903,978)     (5,684,649)   (383,560)    (2,213,228)
                                                           ---------     ----------     -----------   ---------    -----------
Net realized and unrealized (loss) gain on investments...   (929,720)       462,299      (2,422,863)   (180,962)      (663,447)
                                                           ---------     ----------     -----------   ---------    -----------
Net (decrease) increase in net assets resulting from
  operations.............................................  $(730,000)    $  525,976     $(2,698,483)  $(134,703)   $  (764,098)
                                                           =========     ==========     ===========   =========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                                       SCUDDER
                                                                                                        GROWTH
                                                     OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                                    EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................  $  28,082    $  12,732    $  96,384     $ 66,289    $  51,336     $    16,338
EXPENSES
Mortality and expense risks.....................     40,908       34,321       87,759       17,668       49,955          43,664
                                                  ---------    ---------    ---------     --------    ---------     -----------
Net investment (loss) income....................    (12,826)     (21,589)       8,625       48,621        1,381         (27,326)
                                                  ---------    ---------    ---------     --------    ---------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........    362,730                   538,200                    67,896         332,199
Net realized gain (loss) from redemption of
  investment shares.............................    122,852       53,670      257,582       (8,771)     (58,908)         96,573
                                                  ---------    ---------    ---------     --------    ---------     -----------
Net realized gain (loss) on investments.........    485,582       53,670      795,782       (8,771)       8,988         428,772
                                                  ---------    ---------    ---------     --------    ---------     -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................    403,295     (101,504)     790,614      (45,798)    (118,928)        754,148
  End of year...................................     80,768      813,475      404,177       30,064     (256,238)       (480,601)
                                                  ---------    ---------    ---------     --------    ---------     -----------
Net unrealized (depreciation) appreciation
  during the year...............................   (322,527)     914,979     (386,437)      75,862     (137,310)     (1,234,749)
                                                  ---------    ---------    ---------     --------    ---------     -----------
Net realized and unrealized gain (loss) on
  investments...................................    163,055      968,649      409,345       67,091     (128,322)       (805,977)
                                                  ---------    ---------    ---------     --------    ---------     -----------
Net increase (decrease) in net assets resulting
  from operations...............................  $ 150,229    $ 947,060    $ 417,970     $115,712    $(126,941)    $  (833,303)
                                                  =========    =========    =========     ========    =========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                      DREYFUS                     FEDERATED
                                                         DREYFUS       GROWTH       DREYFUS     FUND FOR U.S.
                                                          ZERO          AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                       COUPON 2000     INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends............................................   $ 50,032     $  14,947     $  34,851      $ 31,524         $ 15,623
EXPENSES
Mortality and expense risks..........................     11,370        36,188        64,438         8,476            6,254
                                                        --------     ---------     ---------      --------         --------
Net investment income (loss).........................     38,662       (21,241)      (29,587)       23,048            9,369
                                                        --------     ---------     ---------      --------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...............                   85,197                                       10,383
Net realized (loss) gain from redemption of
  investment shares..................................    (14,632)      117,805       294,591        (8,173)          (1,572)
                                                        --------     ---------     ---------      --------         --------
Net realized (loss) gain on investments..............    (14,632)      203,002       294,591        (8,173)           8,811
                                                        --------     ---------     ---------      --------         --------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year..................................    (16,440)      392,369       801,002       (15,544)           8,871
  End of year........................................                   77,872       (38,352)       29,032          (57,721)
                                                        --------     ---------     ---------      --------         --------
Net unrealized appreciation (depreciation) during the
  year...............................................     16,440      (314,497)     (839,354)       44,576          (66,592)
                                                        --------     ---------     ---------      --------         --------
Net realized and unrealized gain (loss) on
  investments........................................      1,808      (111,495)     (544,763)       36,403          (57,781)
                                                        --------     ---------     ---------      --------         --------
Net increase (decrease) in net assets resulting from
  operations.........................................   $ 40,470     $(132,736)    $(574,350)     $ 59,451         $(48,412)
                                                        ========     =========     =========      ========         ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                 VAN ECK      VAN ECK      VAN ECK       STRONG
                                                    VAN ECK     WORLDWIDE    WORLDWIDE    WORLDWIDE     MID CAP       STRONG
                                                   WORLDWIDE       HARD       EMERGING       REAL        GROWTH     OPPORTUNITY
                                                      BOND        ASSETS      MARKETS       ESTATE      FUND II       FUND II
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................   $ 1,886      $   549                   $ 2,616                   $    581
EXPENSES
Mortality and expense risks......................       214        1,158     $  11,576       3,190     $   3,866        1,172
                                                    -------      -------     ---------     -------     ---------     --------
Net investment gain (loss).......................     1,672         (609)      (11,576)       (574)       (3,866)        (591)
                                                    -------      -------     ---------     -------     ---------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...........                                                         63,782       30,967
Net realized (loss) gain from redemption of
  investment shares..............................      (211)      (4,137)       35,976      (3,649)      (20,268)        (282)
                                                    -------      -------     ---------     -------     ---------     --------
Net realized (loss) gain on investments..........      (211)      (4,137)       35,976      (3,649)       43,514       30,685
                                                    -------      -------     ---------     -------     ---------     --------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year..............................    (1,745)      (2,481)      145,977      (3,610)
  End of year....................................    (2,249)       5,840      (403,913)     38,512      (231,432)     (30,913)
                                                    -------      -------     ---------     -------     ---------     --------
Net unrealized (depreciation) appreciation during
  the year.......................................      (504)       8,321      (549,890)     42,122      (231,432)     (30,913)
                                                    -------      -------     ---------     -------     ---------     --------
Net realized and unrealized (loss) gain on
  investments....................................      (715)       4,184      (513,914)     38,473      (187,918)        (228)
                                                    -------      -------     ---------     -------     ---------     --------
Net increase (decrease) in net assets resulting
  from operations................................   $   957      $ 3,575     $(525,490)    $37,899     $(191,784)    $   (819)
                                                    =======      =======     =========     =======     =========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                            MONEY                                AGGRESSIVE
                                              GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.....................  $    15,572   $ 162,651    $  55,688    $  28,749    $   7,601     $   32,672
Net realized gain (loss) on investments...      368,471                   (7,373)     111,451      107,309        294,208
Net unrealized (depreciation) appreciation
  of investments during the year..........      (55,520)                  45,673      (40,628)     547,566       (440,919)
                                            -----------   ----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................      328,523     162,651       93,988       99,572      662,476       (114,039)
                                            -----------   ----------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............      162,416   1,828,705       94,285       20,542      165,076        104,718
Administrative charges....................       (2,696)     (1,887)        (493)        (655)      (1,144)        (1,321)
Surrenders and forfeitures................     (563,111)   (684,882)    (132,552)     (49,986)     (60,689)      (369,946)
Transfers between investment portfolios...   (1,109,302)   (262,420)     (84,019)    (208,574)   1,447,766        232,765
Net repayments (withdrawals) due to policy
  loans...................................        3,239       1,528          200         (233)        (262)            83
Withdrawals due to death benefits.........      (13,496)   (163,320)     (22,247)                                 (89,891)
                                            -----------   ----------   ----------   ----------   ----------    ----------
Net (decrease) increase in net assets
  derived from contract transactions......   (1,522,950)    717,724     (144,826)    (238,906)   1,550,747       (123,592)
                                            -----------   ----------   ----------   ----------   ----------    ----------
Total (decrease) increase in net assets...   (1,194,427)    880,375      (50,838)    (139,334)   2,213,223       (237,631)
NET ASSETS
  Beginning of year.......................    5,548,353   3,706,021    1,221,430    1,485,268    1,405,114      2,653,348
                                            -----------   ----------   ----------   ----------   ----------    ----------
  End of year.............................  $ 4,353,926   $4,586,396   $1,170,592   $1,345,934   $3,618,337    $2,415,717
                                            ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                   ALL PRO
                                                         ALL PRO      ALL PRO       SMALL       ALL PRO
                                                        LARGE CAP    LARGE CAP       CAP       SMALL CAP    **EQUITY 500
                                                          GROWTH       VALUE        GROWTH       VALUE         INDEX
                                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss...................................  $  (2,734)    $ (1,976)   $   (3,974)   $ (2,794)   $  (242,995)
Net realized gain (loss) on investments...............     14,061       (9,040)      213,091      (7,381)     3,847,826
Net unrealized (depreciation) appreciation of
  investments during the year.........................   (233,631)      26,833      (989,409)     80,317     (5,428,125)
                                                        ---------     --------    ----------    --------    -----------
Net (decrease) increase in net assets from
  operations..........................................   (222,304)      15,817      (780,292)     70,142     (1,823,294)
                                                        ---------     --------    ----------    --------    -----------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums.........................    365,809      188,165       630,242      86,773      1,437,622
Administrative charges................................       (463)         (99)       (1,052)        (90)        (9,547)
Surrenders and forfeitures............................    (60,382)     (19,712)     (192,330)    (11,442)    (1,658,984)
Transfers between investment portfolios...............    453,947      143,412     1,346,422     198,969     (1,051,479)
Net repayments due to policy loans....................                                    66                     12,979
Withdrawals due to death benefits.....................     (9,150)                                              (16,236)
                                                        ---------     --------    ----------    --------    -----------
Net increase in net assets derived from contract
  transactions........................................    749,761      311,766     1,783,348     274,210     (1,285,645)
                                                        ---------     --------    ----------    --------    -----------
Total increase in net assets..........................    527,457      327,583     1,003,056     344,352     (3,108,939)
NET ASSETS
  Beginning of year...................................    452,524      143,172     1,069,142     173,618     18,309,379
                                                        ---------     --------    ----------    --------    -----------
  End of year.........................................  $ 979,981     $470,755    $2,072,198    $517,970    $15,200,440
                                                        =========     ========    ==========    ========    ===========

---------------
** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                          FIDELITY      FIDELITY                    FIDELITY
                                                            HIGH         EQUITY-      FIDELITY       ASSET       FIDELITY
                                                           INCOME        INCOME        GROWTH       MANAGER     CONTRAFUND
                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........................  $   199,720   $    63,677   $  (275,620)  $  46,259    $  (100,651)
Net realized (loss) gain on investments................     (212,814)    1,366,277     3,261,786     202,598      1,549,781
Net unrealized depreciation of investments during the
  year.................................................     (716,906)     (903,978)   (5,684,649)   (383,560)    (2,213,228)
                                                         -----------   -----------   -----------   ----------   -----------
Net (decrease) increase in net assets from
  operations...........................................     (730,000)      525,976    (2,698,483)   (134,703)      (764,098)
                                                         -----------   -----------   -----------   ----------   -----------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums..........................       54,635       505,040     2,519,222     224,941      1,273,154
Administrative charges.................................       (1,440)       (5,873)      (10,253)     (1,579)        (5,348)
Surrenders and forfeitures.............................     (538,241)     (804,391)   (1,667,401)   (300,544)      (867,223)
Transfers between investment portfolios................     (202,835)   (2,750,170)    1,767,911     (56,777)       995,672
Net repayments due to policy loans.....................           62         3,803        10,264         596         12,295
Withdrawals due to death benefits......................     (106,977)      (15,211)      (46,187)                   (23,021)
                                                         -----------   -----------   -----------   ----------   -----------
Net (decrease) increase in net assets derived from
  contract transactions................................     (794,796)   (3,066,802)    2,573,556    (133,363)     1,385,529
                                                         -----------   -----------   -----------   ----------   -----------
Total (decrease) increase in net assets................   (1,524,796)   (2,540,826)     (124,927)   (268,066)       621,431
NET ASSETS
  Beginning of year....................................    3,692,947    13,617,284    19,077,038   2,498,294      8,494,701
                                                         -----------   -----------   -----------   ----------   -----------
  End of year..........................................  $ 2,168,151   $11,076,458   $18,952,111   $2,230,228   $ 9,116,132
                                                         ===========   ===========   ===========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                                        SCUDDER
                                                     OCC          OCC           OCC        SCUDDER     GROWTH AND      SCUDDER
                                                   EQUITY      SMALL CAP      MANAGED        BOND        INCOME     INTERNATIONAL
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income...................  $   (12,826)  $ (21,589)   $     8,625   $  48,621    $   1,381     $   (27,326)
Net realized gain (loss) on investments........      485,582      53,670        795,782      (8,771)       8,988         428,772
Net unrealized (depreciation) appreciation of
  investments during the year..................     (322,527)    914,979       (386,437)     75,862     (137,310)     (1,234,749)
                                                 -----------   ----------   -----------   ----------   ----------    -----------
Net increase (decrease) in net assets from
  operations...................................      150,229     947,060        417,970     115,712     (126,941)       (833,303)
                                                 -----------   ----------   -----------   ----------   ----------    -----------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums..................       56,589     170,556        134,865      84,840      225,069         394,847
Administrative charges.........................       (1,786)     (1,336)        (3,851)       (567)      (2,044)         (1,207)
Surrenders and forfeitures.....................     (386,483)   (284,491)      (511,333)    (58,685)    (225,396)       (241,415)
Transfers between investment portfolios........     (784,988)    713,990     (1,307,683)     26,216     (529,258)        517,190
Net repayments (withdrawals) due to policy
  loans........................................                       96          3,259        (126)      11,174             831
Withdrawals due to death benefits..............      (18,097)    (24,260)       (55,097)    (27,349)     (38,968)
                                                 -----------   ----------   -----------   ----------   ----------    -----------
Net (decrease) increase in net assets derived
  from contract transactions...................   (1,134,765)    574,555     (1,739,840)     24,329     (559,423)        670,246
                                                 -----------   ----------   -----------   ----------   ----------    -----------
Total (decrease) increase in net assets........     (984,536)  1,521,615     (1,321,870)    140,041     (686,364)       (163,057)
NET ASSETS
  Beginning of year............................    3,892,824   2,056,452      7,636,015   1,287,441    4,082,829       2,967,978
                                                 -----------   ----------   -----------   ----------   ----------    -----------
  End of year..................................  $ 2,908,288   $3,578,067   $ 6,314,145   $1,427,482   $3,396,465    $ 2,804,921
                                                 ===========   ==========   ===========   ==========   ==========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                             FEDERATED
                                                    DREYFUS      DREYFUS       DREYFUS     FUND FOR U.S.
                                                     ZERO         GROWTH      SOCIALLY      GOVERNMENT        FEDERATED
                                                  COUPON 2000   AND INCOME   RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....................  $   38,662    $ (21,241)   $  (29,587)     $ 23,048         $   9,369
Net realized (loss) gain on investments.........     (14,632)     203,002       294,591        (8,173)            8,811
Net unrealized appreciation (depreciation) of
  investments during the year...................      16,440     (314,497)     (839,354)       44,576           (66,592)
                                                  -----------   ----------   ----------      --------         ---------
Net increase (decrease) in net assets from
  operations....................................      40,470     (132,736)     (574,350)       59,451           (48,412)
                                                  -----------   ----------   ----------      --------         ---------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...................      54,774      151,030       627,805        42,214             5,181
Administrative charges..........................        (385)      (1,775)       (2,542)         (194)             (255)
Surrenders and forfeitures......................    (120,899)    (212,262)     (130,437)      (13,423)          (42,759)
Transfers between investment portfolios.........    (954,652)    (293,223)      (79,843)       91,873           (79,242)
Net repayments (withdrawals) due to policy
  loans.........................................          80       11,116         3,642                            (339)
Withdrawals due to death benefits...............      (7,584)     (20,070)
                                                  -----------   ----------   ----------      --------         ---------
Net (decrease) increase in net assets derived
  from contract transactions....................  (1,028,666)    (365,184)      418,625       120,470          (117,414)
                                                  -----------   ----------   ----------      --------         ---------
Total (decrease) increase in net assets.........    (988,196)    (497,920)     (155,725)      179,921          (165,826)
NET ASSETS
  Beginning of year.............................     988,196    2,827,367     4,331,170       583,540           568,274
                                                  -----------   ----------   ----------      --------         ---------
  End of year...................................  $       --    $2,329,447   $4,175,445      $763,461         $ 402,448
                                                  ===========   ==========   ==========      ========         =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                        VAN ECK                     STRONG
                                             VAN ECK       VAN ECK     WORLDWIDE      VAN ECK      MID CAP       STRONG
                                            WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE      GROWTH     OPPORTUNITY
                                               BOND      HARD ASSETS    MARKETS     REAL ESTATE    FUND II       FUND II
                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment gain (loss)................   $ 1,672      $   (609)    $ (11,576)    $   (574)    $  (3,866)    $   (591)
Net realized (loss) gain on investments...      (211)       (4,137)       35,976       (3,649)       43,514       30,685
Net unrealized (depreciation) appreciation
  of investments during the year..........      (504)        8,321      (549,890)      42,122      (231,432)     (30,913)
                                             -------      --------     ---------     --------     ---------     --------
Net increase (decrease) in net assets from
  operations..............................       957         3,575      (525,490)      37,899      (191,784)        (819)
                                             -------      --------     ---------     --------     ---------     --------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............     7,130        30,800       237,181       32,360       334,903       33,445
Administrative charges....................       (10)          (11)         (252)         (55)          (98)         (18)
Surrenders and forfeitures................                  (5,151)      (71,479)      (1,639)       (5,633)      (1,122)
Transfers between investment portfolios...      (831)      135,291       397,146      354,446       656,107      199,671
Net repayments (withdrawals) due to policy
  loans...................................                     195            82          199          (228)
                                             -------      --------     ---------     --------     ---------     --------
Net increase in net assets derived from
  contract transactions...................     6,289       161,124       562,678      385,311       985,051      231,976
                                             -------      --------     ---------     --------     ---------     --------
Capital contribution from Provident Mutual
  Life Insurance Company..................                                                           25,000       25,000
                                             -------      --------     ---------     --------     ---------     --------
Total increase in net assets..............     7,246       164,699        37,188      423,210       818,267      256,157
NET ASSETS
  Beginning of year.......................    39,098        50,885       502,560      121,734
                                             -------      --------     ---------     --------     ---------     --------
  End of year.............................   $46,344      $215,584     $ 539,748     $544,944     $ 818,267     $256,157
                                             =======      ========     =========     ========     =========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                            MONEY                                AGGRESSIVE
                                              GROWTH       MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..............  $ (62,966)   $   147,541   $  (1,011)   $  (9,376)   $ (10,849)    $   (5,321)
Net realized gain on investments..........    279,572                     13,251      134,823      169,830        227,973
Net unrealized (depreciation) appreciation
  of investments during the year..........   (124,515)                   (65,927)    (134,164)      28,782        386,991
                                            ----------   -----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................     92,091        147,541     (53,687)      (8,717)     187,763        609,643
                                            ----------   -----------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............    560,003      2,096,239     180,934      130,584      165,119        114,170
Administrative charges....................     (3,162)        (2,086)       (516)        (690)        (830)        (1,343)
Surrenders and forfeitures................   (597,035)      (379,089)    (41,715)     (92,636)    (103,693)      (201,664)
Transfers between investment portfolios...    (75,007)    (3,317,565)     59,500      (96,489)      60,342       (285,279)
Net (withdrawals) repayments due to policy
  loans...................................     (2,342)       (22,865)     (1,130)      (4,941)                        122
Withdrawals due to death benefits.........     (9,503)       (39,538)    (21,761)      (2,778)                    (21,654)
                                            ----------   -----------   ----------   ----------   ----------    ----------
Net (decrease) increase in net assets
  derived from contract transactions......   (127,046)    (1,664,904)    175,312      (66,950)     120,938       (395,648)
                                            ----------   -----------   ----------   ----------   ----------    ----------
Total (decrease) increase in net assets...    (34,955)    (1,517,363)    121,625      (75,667)     308,701        213,995
NET ASSETS
  Beginning of year.......................  5,583,308      5,223,384   1,099,805    1,560,935    1,096,413      2,439,353
                                            ----------   -----------   ----------   ----------   ----------    ----------
  End of year.............................  $5,548,353   $ 3,706,021   $1,221,430   $1,485,268   $1,405,114    $2,653,348
                                            ==========   ===========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO         ALL PRO
                                                                 LARGE           LARGE           SMALL           SMALL
                                                              CAP GROWTH       CAP VALUE      CAP GROWTH       CAP VALUE
                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss........................................    $ (1,642)       $   (325)      $   (2,152)      $   (542)
Net realized gain (loss) on investments....................       4,539              41           19,546           (297)
Net unrealized appreciation (depreciation) of investments
  during the year..........................................      37,717          (3,049)         240,889           (578)
                                                               --------        --------       ----------       --------
Net increase (decrease) in net assets from operations......      40,614          (3,333)         258,283         (1,417)
                                                               --------        --------       ----------       --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums..............................     122,789          60,153          236,687         80,519
Administrative charges.....................................         (69)            (22)             (77)           (24)
Surrenders and forfeitures.................................      (6,267)         (4,034)          (8,973)          (830)
Transfers between investment portfolios....................     260,860          59,740          555,991         68,884
Net withdrawals due to policy loans........................                                       (1,085)
                                                               --------        --------       ----------       --------
Net increase in net assets derived from contract
  transactions.............................................     377,313         115,837          782,543        148,549
                                                               --------        --------       ----------       --------
  Total increase in net assets.............................     417,927         112,504        1,040,826        147,132
NET ASSETS
  Beginning of year........................................      34,597          30,668           28,316         26,486
                                                               --------        --------       ----------       --------
  End of year..............................................    $452,524        $143,172       $1,069,142       $173,618
                                                               ========        ========       ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                 FIDELITY                                   FIDELITY
                                                   HIGH        FIDELITY       FIDELITY       ASSET       FIDELITY      FIDELITY
                                                  INCOME     EQUITY-INCOME     GROWTH       MANAGER      INDEX 500    CONTRAFUND
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..................  $ 257,548     $     3,298    $  (169,100)  $  40,072    $   (86,238)  $  (62,271)
Net realized gain on investments..............        952         978,952      1,700,763     123,651      1,024,833      399,192
Net unrealized (depreciation) appreciation of
  investments during the year.................    (37,099)       (337,516)     2,921,378      51,716      1,789,159    1,044,136
                                                ----------    -----------    -----------   ----------   -----------   ----------
Net increase in net assets from operations....    221,401         644,734      4,453,041     215,439      2,727,754    1,381,057
                                                ----------    -----------    -----------   ----------   -----------   ----------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums.................    295,340       1,531,851      3,217,705     322,280      3,381,620    1,817,676
Administrative charges........................     (1,600)         (6,625)        (6,865)     (1,364)        (8,232)      (3,908)
Surrenders and forfeitures....................   (178,356)       (892,383)      (764,685)    (71,473)      (633,321)    (382,852)
Transfers between investment portfolios.......     63,717        (793,776)     2,551,645     (96,203)       436,064    1,315,262
Net repayments (withdrawals) due to policy
  loans.......................................         81          (9,913)       (12,429)     (1,707)       (38,329)     (20,783)
Withdrawals due to death benefits.............     (6,604)        (18,044)        (6,581)
                                                ----------    -----------    -----------   ----------   -----------   ----------
Net increase (decrease) in net assets derived
  from contract transactions..................    172,578        (188,890)     4,978,790     151,533      3,137,802    2,725,395
                                                ----------    -----------    -----------   ----------   -----------   ----------
Total increase in net assets..................    393,979         455,844      9,431,831     366,972      5,865,556    4,106,452
NET ASSETS
  Beginning of year...........................  3,298,968      13,161,440      9,645,207   2,131,322     12,443,823    4,388,249
                                                ----------    -----------    -----------   ----------   -----------   ----------
  End of year.................................  $3,692,947    $13,617,284    $19,077,038   $2,498,294   $18,309,379   $8,494,701
                                                ==========    ===========    ===========   ==========   ===========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                                                 SCUDDER
                                                                                                  GROWTH
                                               OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                              EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..............  $ (18,184)   $ (14,294)   $   6,659    $  18,132    $  (9,634)    $  (21,633)
Net realized gain on investments..........    415,629       33,145      662,941       14,816      382,270        181,042
Net unrealized (depreciation) appreciation
  of investments during the year..........   (342,548)    (110,496)    (408,132)     (56,890)    (200,670)       716,041
                                            ----------   ----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................     54,897      (91,645)     261,468      (23,942)     171,966        875,450
                                            ----------   ----------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............    332,753      189,648      902,782      327,883      609,354        343,609
Administrative charges....................     (2,475)      (1,248)      (4,570)        (556)      (2,328)          (698)
Surrenders and forfeitures................   (269,999)    (115,433)    (611,002)     (71,404)    (122,236)       (67,591)
Transfers between investment portfolios...   (361,293)    (360,882)    (879,974)      51,236     (493,130)       517,788
Net withdrawals due to policy loans.......                  (2,143)        (406)      (1,983)      (9,311)        (4,614)
Withdrawals due to death benefits.........     (1,822)      (3,690)     (59,065)     (15,639)      (3,084)
                                            ----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets derived from
  contract transactions...................   (302,836)    (293,748)    (652,235)     289,537      (20,735)       788,494
                                            ----------   ----------   ----------   ----------   ----------    ----------
Total (decrease) increase in net assets...   (247,939)    (385,393)    (390,767)     265,595      151,231      1,663,944
NET ASSETS
  Beginning of year.......................  4,140,763    2,441,845    8,026,782    1,021,846    3,931,598      1,304,034
                                            ----------   ----------   ----------   ----------   ----------    ----------
  End of year.............................  $3,892,824   $2,056,452   $7,636,015   $1,287,441   $4,082,829    $2,967,978
                                            ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                 DREYFUS                     FEDERATED
                                                    DREYFUS       GROWTH       DREYFUS     FUND FOR U.S.
                                                     ZERO          AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                  COUPON 2000     INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....................   $ 36,006     $ (19,013)   $  (35,109)     $  17,400        $  5,746
Net realized gain (loss) on investments.........        968       161,182       223,849           (712)         44,590
Net unrealized (depreciation) appreciation of
  investments during the year...................    (24,755)      228,346       561,753        (27,198)        (47,111)
                                                   --------     ----------   ----------      ---------        --------
Net increase (depreciation) in net assets from
  operations....................................     12,219       370,515       750,493        (10,510)          3,225
                                                   --------     ----------   ----------      ---------        --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...................    202,123       557,401     1,383,627        129,648         152,859
Administrative charges..........................       (383)       (1,717)       (1,458)          (192)           (238)
Surrenders and forfeitures......................    (53,367)     (137,537)      (70,890)       (29,205)        (25,651)
Transfers between investment portfolios.........     (8,902)     (220,093)      683,515       (197,265)        (15,212)
Net repayments (withdrawals) due to policy
  loans.........................................        111       (11,140)      (11,918)                        (3,542)
Withdrawals due to death benefits...............     (7,919)                     (9,287)
                                                   --------     ----------   ----------      ---------        --------
Net increase (decrease) in net assets derived
  from contract transactions....................    131,663       186,914     1,973,589        (97,014)        108,216
                                                   --------     ----------   ----------      ---------        --------
Total increase (decrease) in net assets.........    143,882       557,429     2,724,082       (107,524)        111,441
NET ASSETS
  Beginning of year.............................    844,314     2,269,938     1,607,088        691,064         456,833
                                                   --------     ----------   ----------      ---------        --------
  End of year...................................   $988,196     $2,827,367   $4,331,170      $ 583,540        $568,274
                                                   ========     ==========   ==========      =========        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                            VAN ECK      VAN ECK      VAN ECK
                                                               VAN ECK     WORLDWIDE    WORLDWIDE    WORLDWIDE
                                                              WORLDWIDE       HARD       EMERGING       REAL
                                                                 BOND        ASSETS      MARKETS       ESTATE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment gain (loss)..................................   $ 1,054      $   220      $ (1,041)    $   (227)
Net realized gain (loss) on investments.....................       469         (348)        2,361         (103)
Net unrealized (depreciation) appreciation of investments
  during the year...........................................    (4,107)       5,363       154,929          (96)
                                                               -------      -------      --------     --------
Net (decrease) increase in net assets from operations.......    (2,584)       5,235       156,249         (426)
                                                               -------      -------      --------     --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...............................    12,169       16,077       124,629       46,472
Administrative charges......................................        (3)          (2)          (19)          (8)
Surrenders and forfeitures..................................      (902)                   (20,708)
Transfers between investment portfolios.....................     1,340       13,057       192,476       55,344
Net withdrawals due to policy loans.........................                 (1,108)       (1,115)      (1,134)
                                                               -------      -------      --------     --------
Net increase in net assets derived from contract
  transactions..............................................    12,604       28,024       295,263      100,674
                                                               -------      -------      --------     --------
Total increase in net assets................................    10,020       33,259       451,512      100,248
NET ASSETS
  Beginning of year.........................................    29,078       17,626        51,048       21,486
                                                               -------      -------      --------     --------
  End of year...............................................   $39,098      $50,885      $502,560     $121,734
                                                               =======      =======      ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Provident Mutual Variable Annuity Separate Account (Separate Account) was established on October 19, 1992 by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of Pennsylvania law. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

     The Contracts are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of thirty-two Subaccounts: the Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value and Equity 500 Index Subaccounts invest in the corresponding portfolios of the Market Street Fund; the Fidelity High Income, Fidelity Equity-Income and Fidelity Growth Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the OCC Equity, OCC Small Cap and OCC Managed Subaccounts invest in the corresponding portfolios of the OCC Accumulation Trust; the Scudder Bond, Scudder Growth and Income and Scudder International Subaccounts invest in the corresponding portfolios of the Scudder Variable Life Investment Fund; the Dreyfus Growth and Income Subaccount invests in the corresponding portfolio of the Dreyfus Variable Investment Fund; the Dreyfus Socially Responsible Subaccount invests in the Dreyfus Socially Responsible Growth Fund, Inc.; the Federated Fund for U.S. Government Securities II and Federated Utility Fund II Subaccounts invest in the corresponding portfolios of the Federated Insurance Series; the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; the Strong Mid Cap Growth Fund II Subaccount invests in the corresponding portfolio of the Strong Variable Insurance Funds, Inc.; and the Strong Opportunity Fund II Subaccount invests in the corresponding portfolio of the Strong Opportunity Fund II, Inc.

     At the close of business on February 7, 2000, the Fidelity Index 500 Subaccount was terminated and the investments were transferred to the newly established Market Street Fund Equity 500 Index Subaccount. At the close of business on December 28, 2000, the Dreyfus Zero Coupon 2000 Subaccount was terminated and the investments were transferred to the Market Street Fund Money Market Subaccount. At the close of business on January 26, 2001, the assets of the Market Street Fund Growth, Managed and Aggressive Growth Subaccounts were transferred to newly established subaccounts (the "All-Pro Broad Equity", "Balanced" and "Mid Cap Growth" Subaccounts), and the Growth, Managed and Aggressive Growth Subaccounts ceased to exist.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Subaccounts are available to owners of a Market Street VIP contract. All thirty-two Subaccounts are available to owners of a Market Street VIP/2 contract.

     Net premiums from the Contracts are allocated to the Subaccounts in accordance with contractholder instructions and are recorded as variable annuity contract transactions in the statements of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Provident Mutual. Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

  Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex dividend date.

  Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

  Federal Income Taxes:

     The operations of the Separate Account are included in the Federal income tax return of Provident Mutual. Under the provisions of the Contracts, Provident Mutual has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

  Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 2000, the investments of the respective Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                             SHARES       COST      MARKET VALUE
------------------------------------------------------------------------------------------------
Market Street Fund:
  Growth Portfolio........................................    227,003   $4,043,191   $4,353,926
  Money Market Portfolio..................................  4,593,092   $4,593,092   $4,593,092
  Bond Portfolio..........................................    107,295   $1,151,199   $1,170,592
  Managed Portfolio.......................................     80,163   $1,290,425   $1,345,934
  Aggressive Growth Portfolio.............................    130,579   $2,928,897   $3,618,337
  International Portfolio.................................    170,722   $2,349,044   $2,415,717
  All Pro Large Cap Growth Portfolio......................     85,216   $1,171,772     $979,981
  All Pro Large Cap Value Portfolio.......................     46,795     $446,775     $470,755
  All Pro Small Cap Growth Portfolio......................    144,103   $2,821,880   $2,072,198
  All Pro Small Cap Value Portfolio.......................     56,795     $441,221     $517,970
  Equity 500 Index Portfolio..............................  1,623,979  $16,240,300  $15,200,440
Variable Insurance Products Fund:
  High Income Portfolio...................................    265,055   $3,132,384   $2,168,151
  Equity-Income Portfolio.................................    434,030  $10,237,724  $11,076,458
  Growth Portfolio........................................    434,183  $19,079,077  $18,952,111
Variable Insurance Products Fund II:
  Asset Manager Portfolio.................................    139,389   $2,352,436   $2,230,228
  Contrafund Portfolio....................................    383,999   $9,358,267   $9,116,132
OCC Accumulation Trust:
  Equity Portfolio........................................     80,584   $2,827,520   $2,908,288
  Small Cap Portfolio.....................................    110,948   $2,764,592   $3,578,067
  Managed Portfolio.......................................    146,161   $5,909,968   $6,314,145
Scudder Variable Life Investment Fund:
  Bond Portfolio..........................................    210,233   $1,397,418   $1,427,482
  Growth and Income Portfolio.............................    327,212   $3,652,703   $3,396,465
  International Portfolio.................................    196,699   $3,285,522   $2,804,921
Dreyfus Variable Investment Fund:
  Growth and Income Portfolio.............................     99,210   $2,251,575   $2,329,447
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Portfolio..........................    121,133   $4,213,797   $4,175,445
Federated Insurance Series:
  Fund for U.S. Government Securities II Portfolio........     68,718     $734,429     $763,461
  Utility Fund II Portfolio...............................     32,351     $460,169     $402,448
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio........................      4,469      $48,593      $46,344
  Van Eck Worldwide Hard Assets Portfolio.................     17,861     $209,744     $215,584
  Van Eck Worldwide Emerging Markets Portfolio............     65,108     $943,661     $539,748
  Van Eck Worldwide Real Estate Portfolio.................     51,313     $506,432     $544,944
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II...........................     34,584   $1,049,699     $818,267
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II..............................     10,700     $287,070     $256,157

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 2000 and 1999, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                              MARKET STREET FUND
----------------------------------------------------------------------------------------------------------------------------
                                                      GROWTH PORTFOLIO        MONEY MARKET PORTFOLIO       BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                      2000         1999         2000          1999         2000       1999
----------------------------------------------------------------------------------------------------------------------------
Shares purchased.................................      15,130       48,015     4,061,510     4,425,749     13,459     33,538
Shares received from reinvestment of:
  Dividends......................................       4,434        1,012       210,680       211,855      7,236      1,390
  Capital gain distributions.....................      19,805        5,908                                             1,093
                                                   ----------   ----------   -----------   -----------   --------   --------
Total shares acquired............................      39,369       54,935     4,272,190     4,637,604     20,695     36,021
Total shares redeemed............................    (105,310)     (58,660)   (3,324,671)   (6,340,270)   (28,847)   (18,596)
                                                   ----------   ----------   -----------   -----------   --------   --------
Net (decrease) increase in shares owned..........     (65,941)      (3,725)      947,519    (1,702,666)    (8,152)    17,425
Shares owned, beginning of year..................     292,944      296,669     3,645,573     5,348,239    115,447     98,022
                                                   ----------   ----------   -----------   -----------   --------   --------
Shares owned, end of year........................     227,003      292,944     4,593,092     3,645,573    107,295    115,447
                                                   ==========   ==========   ===========   ===========   ========   ========
Cost of shares acquired..........................  $  697,680   $1,033,511   $ 4,272,190   $ 4,637,604   $208,901   $383,396
                                                   ==========   ==========   ===========   ===========   ========   ========
Cost of shares redeemed..........................  $1,836,587   $  943,951   $ 3,324,671   $ 6,340,270   $305,412   $195,844
                                                   ==========   ==========   ===========   ===========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                                 MARKET STREET FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AGGRESSIVE GROWTH        INTERNATIONAL
                                                           MANAGED PORTFOLIO          PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999        2000        1999       2000       1999
---------------------------------------------------------------------------------------------------------------------------
Shares purchased........................................     2,217     11,541       72,505     21,992     42,347     33,096
Shares received from reinvestment of:
  Dividends.............................................     3,075        688        1,987        303      4,715      2,123
  Capital gain distributions............................     4,670      4,691        4,156      7,524     18,707     10,891
                                                          --------   --------   ----------   --------   --------   --------
Total shares acquired...................................     9,962     16,920       78,648     29,819     65,769     46,110
Total shares redeemed...................................   (18,260)   (16,747)     (12,025)   (15,905)   (54,121)   (63,163)
                                                          --------   --------   ----------   --------   --------   --------
Net (decrease) increase in shares owned.................    (8,298)       173       66,623     13,914     11,648    (17,053)
Shares owned, beginning of year.........................    88,461     88,288       63,956     50,042    159,074    176,127
                                                          --------   --------   ----------   --------   --------   --------
Shares owned, end of year...............................    80,163     88,461      130,579     63,956    170,722    159,074
                                                          ========   ========   ==========   ========   ========   ========
Cost of shares acquired.................................  $154,264   $285,896   $1,917,047   $557,618   $922,834   $631,331
                                                          ========   ========   ==========   ========   ========   ========
Cost of shares redeemed.................................  $252,970   $227,399   $  251,390   $277,699   $719,546   $804,327
                                                          ========   ========   ==========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                         MARKET STREET FUND
-------------------------------------------------------------------------------------------------------
                                                               ALL PRO LARGE CAP     ALL PRO LARGE CAP
                                                               GROWTH PORTFOLIO       VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------
                                                                2000       1999       2000       1999
-------------------------------------------------------------------------------------------------------
Shares purchased............................................    64,915     36,452     40,436     12,669
Shares received from reinvestment of:
  Dividends.................................................       696          1        135         21
  Capital gain distributions................................       541
                                                              --------   --------   --------   --------
Total shares acquired.......................................    66,152     36,453     40,571     12,690
Total shares redeemed.......................................   (11,574)    (8,754)    (8,122)    (1,442)
                                                              --------   --------   --------   --------
Net increase in shares owned................................    54,578     27,699     32,449     11,248
Shares owned, beginning of year.............................    30,638      2,939     14,346      3,098
                                                              --------   --------   --------   --------
Shares owned, end of year...................................    85,216     30,638     46,795     14,346
                                                              ========   ========   ========   ========
Cost of shares acquired.....................................  $912,113   $486,518   $384,546   $129,910
                                                              ========   ========   ========   ========
Cost of shares redeemed.....................................  $151,025   $106,308   $ 83,796   $ 14,357
                                                              ========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        MARKET STREET FUND
-----------------------------------------------------------------------------------------------------------------------
                                              ALL PRO SMALL CAP        ALL PRO SMALL CAP         **EQUITY 500 INDEX
                                               GROWTH PORTFOLIO         VALUE PORTFOLIO               PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               2000         1999        2000        1999         2000           1999
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     130,383      60,308      45,838      19,858      1,944,451        33,241
Shares received from reinvestment of:
  Dividends...............................       1,574                      78           7                          911
  Capital gain distributions..............         269                                                              618
                                            ----------    --------    --------    --------    -----------    ----------
Total shares acquired.....................     132,226      60,308      45,916      19,865      1,944,451        34,770
Total shares redeemed.....................     (44,902)     (6,418)    (12,056)       (140)      (429,840)      (13,500)
                                            ----------    --------    --------    --------    -----------    ----------
Net increase in shares owned..............      87,324      53,890      33,860      19,725      1,514,611        21,270
Shares owned, beginning of year...........      56,779       2,889      22,935       3,210        109,368        88,098
                                            ----------    --------    --------    --------    -----------    ----------
Shares owned, end of year.................     144,103      56,779      56,795      22,935      1,623,979       109,368
                                            ==========    ========    ========    ========    ===========    ==========
Cost of shares acquired...................  $2,606,749    $869,278    $361,991    $149,035    $19,654,758    $5,192,904
                                            ==========    ========    ========    ========    ===========    ==========
Cost of shares redeemed...................  $  614,284    $ 69,341    $ 97,956    $  1,325    $17,335,572    $1,116,507
                                            ==========    ========    ========    ========    ===========    ==========

---------------
** Prior to February 7, 2000, these funds were invested in the Index 500
   Portfolio of the Fidelity Variable Insurance Products Fund II.

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 VARIABLE INSURANCE PRODUCTS FUND
------------------------------------------------------------------------------------------------------------------------
                                          HIGH INCOME PORTFOLIO     EQUITY-INCOME PORTFOLIO         GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                             2000         1999         2000          1999          2000          1999
------------------------------------------------------------------------------------------------------------------------
Shares purchased........................      10,469      41,251        38,106        60,926        98,730       136,144
Shares received from reinvestment of:
  Dividends.............................      23,090      28,315         9,768         8,186           428           432
  Capital gain distributions............                   1,059        36,799        18,094        42,654        27,210
                                          ----------    --------    ----------    ----------    ----------    ----------
Total shares acquired...................      33,559      70,625        84,673        87,206       141,812       163,786
Total shares redeemed...................     (95,025)    (30,224)     (180,292)      (75,316)      (54,926)      (31,448)
                                          ----------    --------    ----------    ----------    ----------    ----------
Net (decrease) increase in shares
  owned.................................     (61,466)     40,401       (95,619)       11,890        86,886       132,338
Shares owned, beginning of year.........     326,521     286,120       529,649       517,759       347,297       214,959
                                          ----------    --------    ----------    ----------    ----------    ----------
Shares owned, end of year...............     265,055     326,521       434,030       529,649       434,183       347,297
                                          ==========    ========    ==========    ==========    ==========    ==========
Cost of shares acquired.................  $  342,762    $780,176    $1,944,781    $2,184,033    $7,185,676    $7,410,779
                                          ==========    ========    ==========    ==========    ==========    ==========
Cost of shares redeemed.................  $1,150,652    $349,098    $3,581,629    $1,390,673    $1,625,954    $  900,326
                                          ==========    ========    ==========    ==========    ==========    ==========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------------------------------------
                                                                 ASSET MANAGER
                                                                   PORTFOLIO            CONTRAFUND PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                2000        1999         2000          1999
--------------------------------------------------------------------------------------------------------------
Shares purchased............................................    28,851      23,021       106,119       127,220
Shares received from reinvestment of:
  Dividends.................................................     4,849       4,219         1,206           984
  Capital gain distributions................................    11,425       5,344        43,782         7,215
                                                              --------    --------    ----------    ----------
Total shares acquired.......................................    45,125      32,584       151,107       135,419
Total shares redeemed.......................................   (39,549)    (16,135)      (58,521)      (23,558)
                                                              --------    --------    ----------    ----------
Net increase in shares owned................................     5,576      16,449        92,586       111,861
Shares owned, beginning of year.............................   133,813     117,364       291,413       179,552
                                                              --------    --------    ----------    ----------
Shares owned, end of year...................................   139,389     133,813       383,999       291,413
                                                              ========    ========    ==========    ==========
Cost of shares acquired.....................................  $747,473    $562,804    $3,885,205    $3,444,427
                                                              ========    ========    ==========    ==========
Cost of shares redeemed.....................................  $631,979    $247,548    $1,050,546    $  382,111
                                                              ========    ========    ==========    ==========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                             OCC ACCUMULATION TRUST
----------------------------------------------------------------------------------------------------------------------------
                                                       EQUITY PORTFOLIO       SMALL CAP PORTFOLIO       MANAGED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                        2000        1999        2000        1999        2000         1999
----------------------------------------------------------------------------------------------------------------------------
Shares purchased...................................       8,091     10,637       38,643     13,003       10,647       18,850
Shares received from reinvestment of:
  Dividends........................................         984      1,106          601        728        2,723        2,771
  Capital gain distributions.......................      12,714      5,036                               15,203        6,219
                                                     ----------   --------   ----------   --------   ----------   ----------
Total shares acquired..............................      21,789     16,779       39,244     13,731       28,573       27,840
Total shares redeemed..............................     (44,848)   (20,132)     (19,613)   (28,122)     (57,349)     (36,414)
                                                     ----------   --------   ----------   --------   ----------   ----------
Net (decrease) increase in shares owned............     (23,059)    (3,353)      19,631    (14,391)     (28,776)      (8,574)
Shares owned, beginning of year....................     103,643    106,996       91,317    105,708      174,937      183,511
                                                     ----------   --------   ----------   --------   ----------   ----------
Shares owned, end of year..........................      80,584    103,643      110,948     91,317      146,161      174,937
                                                     ==========   ========   ==========   ========   ==========   ==========
Cost of shares acquired............................  $  661,779   $623,480   $1,045,969   $306,580   $1,046,409   $1,177,394
                                                     ==========   ========   ==========   ========   ==========   ==========
Cost of shares redeemed............................  $1,323,788   $528,871   $  439,333   $581,477   $1,981,842   $1,160,029
                                                     ==========   ========   ==========   ========   ==========   ==========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                      SCUDDER VARIABLE LIFE INVESTMENT FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                                 GROWTH AND
                                                       BOND PORTFOLIO         INCOME PORTFOLIO       INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                       2000       1999        2000         1999         2000         1999
----------------------------------------------------------------------------------------------------------------------------
Shares purchased...................................    30,123     81,043       42,031       73,363       81,119       72,337
Shares received from reinvestment of:
  Dividends........................................    10,589      5,029        4,802        3,953          994          140
  Capital gain distributions.......................                2,634        6,351       23,761       20,207       10,413
                                                     --------   --------   ----------   ----------   ----------   ----------
Total shares acquired..............................    40,712     88,706       53,184      101,077      102,320       82,890
Total shares redeemed..............................   (28,852)   (38,857)     (98,493)     (78,966)     (51,539)     (26,535)
                                                     --------   --------   ----------   ----------   ----------   ----------
Net increase (decrease) in shares owned............    11,860     49,849      (45,309)      22,111       50,781       56,355
Shares owned, beginning of year....................   198,373    148,524      372,521      350,410      145,918       89,563
                                                     --------   --------   ----------   ----------   ----------   ----------
Shares owned, end of year..........................   210,233    198,373      327,212      372,521      196,699      145,918
                                                     ========   ========   ==========   ==========   ==========   ==========
Cost of shares acquired............................  $260,876   $583,489   $  573,116   $1,117,946   $1,794,367   $1,330,256
                                                     ========   ========   ==========   ==========   ==========   ==========
Cost of shares redeemed............................  $196,697   $261,004   $1,122,170   $  766,045   $  722,675   $  382,353
                                                     ========   ========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                                                        DREYFUS SOCIALLY
                                                                    DREYFUS VARIABLE                       RESPONSIBLE
                                                                     INVESTMENT FUND                    GROWTH FUND, INC.
----------------------------------------------------------------------------------------------------------------------------
                                                         ZERO COUPON 2000       GROWTH AND INCOME     SOCIALLY RESPONSIBLE
                                                             PORTFOLIO              PORTFOLIO               PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                          2000        1999       2000       1999        2000         1999
----------------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................      10,495     24,832     12,012     26,714       33,259       62,370
Shares received from reinvestment of:
  Dividends..........................................       4,112      3,914        602        678        1,019           14
  Capital gain distributions.........................                             3,661      3,335                     3,617
                                                       ----------   --------   --------   --------   ----------   ----------
Total shares acquired................................      14,607     28,746     16,275     30,727       34,278       66,001
Total shares redeemed................................     (95,806)   (15,092)   (28,029)   (20,070)     (24,002)      (6,852)
                                                       ----------   --------   --------   --------   ----------   ----------
Net (decrease) increase in shares owned..............     (81,199)    13,654    (11,754)    10,657       10,276       59,149
Shares owned, beginning of year......................      81,199     67,545    110,964    100,307      110,857       51,708
                                                       ----------   --------   --------   --------   ----------   ----------
Shares owned, end of year............................          --     81,199     99,210    110,964      121,133      110,857
                                                       ==========   ========   ========   ========   ==========   ==========
Cost of shares acquired..............................  $  178,093   $354,160   $405,164   $728,486   $1,306,668   $2,307,801
                                                       ==========   ========   ========   ========   ==========   ==========
Cost of shares redeemed..............................  $1,182,729   $185,523   $588,587   $399,403   $  623,039   $  145,472
                                                       ==========   ========   ========   ========   ==========   ==========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     FEDERATED INSURANCE SERIES
-------------------------------------------------------------------------------------------------------
                                                                   FUND FOR
                                                                U.S. GOVERNMENT
                                                                 SECURITIES II        UTILITY FUND II
                                                                   PORTFOLIO             PORTFOLIO
-------------------------------------------------------------------------------------------------------
                                                                2000       1999       2000       1999
-------------------------------------------------------------------------------------------------------
Shares purchased............................................    23,702     23,556      1,613     16,717
Shares received from reinvestment of:
  Dividends.................................................     3,100      2,403      1,105        923
  Capital gain distributions................................                  472        735      1,827
                                                              --------   --------   --------   --------
Total shares acquired.......................................    26,802     26,431      3,453     19,467
Total shares redeemed.......................................   (13,343)   (33,151)   (10,703)    (9,783)
                                                              --------   --------   --------   --------
Net increase (decrease) in shares owned.....................    13,459     (6,720)    (7,250)     9,684
Shares owned, beginning of year.............................    55,259     61,979     39,601     29,917
                                                              --------   --------   --------   --------
Shares owned, end of year...................................    68,718     55,259     32,351     39,601
                                                              ========   ========   ========   ========
Cost of shares acquired.....................................  $282,036   $280,749   $ 47,852   $276,443
                                                              ========   ========   ========   ========
Cost of shares redeemed.....................................  $146,691   $361,075   $147,086   $117,891
                                                              ========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------
                                                                   VAN ECK                                       VAN ECK
                                               VAN ECK            WORLDWIDE          VAN ECK WORLDWIDE          WORLDWIDE
                                              WORLDWIDE          HARD ASSETS         EMERGING MARKETS          REAL ESTATE
                                           BOND PORTFOLIO         PORTFOLIO              PORTFOLIO              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                           2000      1999       2000      1999        2000        1999       2000       1999
------------------------------------------------------------------------------------------------------------------------------
Shares purchased........................      844     1,238     15,605     2,814       75,789     31,645     40,118     11,073
Shares received from reinvestment of:
  Dividends.............................      189        97         53        30                                298         49
  Capital gain distributions............                 44
                                          -------   -------   --------   -------   ----------   --------   --------   --------
Total shares acquired...................    1,033     1,379     15,658     2,844       75,789     31,645     40,416     11,122
Total shares redeemed...................     (221)      (90)    (2,440)     (117)     (45,924)    (3,572)    (2,407)       (70)
                                          -------   -------   --------   -------   ----------   --------   --------   --------
Net increase in shares owned............      812     1,289     13,218     2,727       29,865     28,073     38,009     11,052
Shares owned, beginning of year.........    3,657     2,368      4,643     1,916       35,243      7,170     13,304      2,252
                                          -------   -------   --------   -------   ----------   --------   --------   --------
Shares owned, end of year...............    4,469     3,657     17,861     4,643       65,108     35,243     51,313     13,304
                                          =======   =======   ========   =======   ==========   ========   ========   ========
Cost of shares acquired.................  $10,236   $15,132   $186,944   $29,469   $1,098,741   $331,111   $407,365   $101,119
                                          =======   =======   ========   =======   ==========   ========   ========   ========
Cost of shares redeemed.................  $ 2,486   $ 1,005   $ 30,566   $ 1,573   $  511,663   $ 34,528   $ 26,277   $    775
                                          =======   =======   ========   =======   ==========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                STRONG
                                                               VARIABLE        STRONG
                                                               INSURANCE     OPPORTUNITY
                                                              FUNDS, INC.   FUND II, INC.
-----------------------------------------------------------------------------------------
                                                                STRONG
                                                                MID CAP        STRONG
                                                                GROWTH       OPPORTUNITY
                                                                FUND II        FUND II
-----------------------------------------------------------------------------------------
                                                                 2000           2000
-----------------------------------------------------------------------------------------
Shares purchased............................................      38,448         9,406
Shares received from reinvestment of:
  Dividends.................................................                        24
  Capital gain distributions................................       2,908         1,370
                                                              ----------      --------
Total shares acquired.......................................      41,356        10,800
Total shares redeemed.......................................      (6,772)         (100)
                                                              ----------      --------
Net increase in shares owned................................      34,584        10,700
Shares owned, beginning of year.............................
                                                              ----------      --------
Shares owned, end of year...................................      34,584        10,700
                                                              ==========      ========
Cost of shares acquired.....................................  $1,267,179      $289,873
                                                              ==========      ========
Cost of shares redeemed.....................................  $  217,480      $  2,803
                                                              ==========      ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 2000 and 1999, the unit activity and unit values were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                         MARKET STREET VIP
                                                                                2000
-------------------------------------------------------------------------------------------------------------------
                                                                            NET             UNITS          UNIT
                                                    UNITS OWNED         (DECREASE)/         OWNED          VALUE
                                                   BEGINNING OF         INCREASE IN        END OF         END OF
                                                       YEAR             UNITS OWNED         YEAR           YEAR
-------------------------------------------------------------------------------------------------------------------
Market Street Fund:
  Growth Subaccount............................       860.43              (455.44)         404.99         $130.24
                                                                                           ======         =======
  Money Market Subaccount......................        43.33                (0.45)          42.88         $ 67.20
                                                                                           ======         =======
  Managed Subaccount...........................       393.98                (6.92)         387.06         $112.26
                                                                                           ======         =======
  Aggressive Growth Subaccount.................        67.34                (0.04)          67.30         $142.53
                                                                                           ======         =======
  International Subaccount.....................       208.69                 4.22          212.91         $114.21
                                                                                           ======         =======

-------------------------------------------------------------------------------------------------------------------
                                                                         MARKET STREET VIP
                                                                                1999
-------------------------------------------------------------------------------------------------------------------
                                                                            NET             UNITS          UNIT
                                                    UNITS OWNED         (DECREASE)/         OWNED          VALUE
                                                   BEGINNING OF         INCREASE IN        END OF         END OF
                                                       YEAR             UNITS OWNED         YEAR           YEAR
-------------------------------------------------------------------------------------------------------------------
Market Street Fund:
  Growth Subaccount............................      2,167.99            (1,307.56)        860.43         $120.14
                                                                                           ======         =======
  Money Market Subaccount......................        677.08              (633.75)         43.33         $ 64.08
                                                                                           ======         =======
  Managed Subaccount...........................        410.30               (16.32)        393.98         $104.40
                                                                                           ======         =======
  Aggressive Growth Subaccount.................         67.37                (0.03)         67.34         $104.26
                                                                                           ======         =======
  International Subaccount.....................        972.75              (764.06)        208.69         $118.92
                                                                                           ======         =======

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                               MARKET STREET VIP/2
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund:
  Growth Subaccount....................................       4,976.70          (1,357.84)       3,618.86     $1,170.95
                                                                                                =========     =========
  Money Market Subaccount..............................       5,897.24           1,030.34        6,927.58     $  647.63
                                                                                                =========     =========
  Bond Subaccount......................................       1,954.03            (229.43)       1,724.60     $  657.46
                                                                                                =========     =========
  Managed Subaccount...................................       1,622.04            (268.91)       1,353.13     $  924.31
                                                                                                =========     =========
  Aggressive Growth Subaccount.........................       1,324.09           1,229.45        2,553.54     $1,384.12
                                                                                                =========     =========
  International Subaccount.............................       2,632.79            (143.03)       2,489.76     $  934.58
                                                                                                =========     =========
  All Pro Large Cap Growth Subaccount..................         578.68           1,072.78        1,651.46     $  576.76
                                                                                                =========     =========
  All Pro Large Cap Value Subaccount...................         240.50             663.36          903.86     $  492.50
                                                                                                =========     =========
  All Pro Small Cap Growth Subaccount..................       1,113.77           1,734.43        2,848.20     $  715.66
                                                                                                =========     =========
  All Pro Small Cap Value Subaccount...................         414.03             703.37        1,117.40     $  441.75
                                                                                                =========     =========
  Equity 500 Index Subaccount**........................      11,157.68            (813.12)      10,344.56     $1,465.42
                                                                                                =========     =========
Variable Insurance Products Fund:
  High Income Subaccount...............................       4,604.56          (1,081.42)       3,523.14     $  606.18
                                                                                                =========     =========
  Equity-Income Subaccount.............................      11,605.83          (2,789.43)       8,816.40     $1,248.84
                                                                                                =========     =========
  Growth Subaccount....................................      11,262.13           1,487.32       12,749.45     $1,482.40
                                                                                                =========     =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................       2,581.36            (152.61)       2,428.75     $  898.97
                                                                                                =========     =========
  Contrafund Subaccount................................       6,104.21           1,016.67        7,120.88     $1,272.63
                                                                                                =========     =========
OCC Accumulation Trust:
  Equity Subaccount....................................       3,231.31          (1,015.54)       2,215.77     $1,295.47
                                                                                                =========     =========
  Small Cap Subaccount.................................       2,876.90             654.49        3,531.39     $  997.72
                                                                                                =========     =========
  Managed Subaccount...................................       6,570.75          (1,573.58)       4,997.17     $1,252.24
                                                                                                =========     =========
Scudder Variable Life Investment Fund:
  Bond Subaccount......................................       2,050.25              34.79        2,085.04     $  665.72
                                                                                                =========     =========
  Growth and Income Subaccount.........................       4,012.23            (563.40)       3,448.83     $  971.53
                                                                                                =========     =========
  International Subaccount.............................       2,554.87             588.85        3,143.72     $  880.78
                                                                                                =========     =========
Dreyfus Variable Investment Fund:
  Zero Coupon 2000 Subaccount..........................       1,531.37          (1,531.37)             --            --
                                                                                                =========     =========
  Growth and Income Subaccount.........................       2,476.06            (331.51)       2,144.55     $1,067.04
                                                                                                =========     =========

---------------

** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500 Subaccount.

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                               MARKET STREET VIP/2
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Subaccount......................       2,839.23             284.20        3,123.43     $1,319.54
                                                                                                =========     =========
Federated Insurance Series:
  Fund for U.S. Government Securities II Subaccount....         912.27             187.57        1,099.84     $  663.18
                                                                                                =========     =========
  Utility Fund II Subaccount...........................         593.40            (135.47)         457.93     $  799.54
                                                                                                =========     =========
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................          25.94              12.49           38.43     $  537.64
                                                                                                =========     =========
  Van Eck Worldwide Hard Assets Subaccount.............          73.04             352.09          425.13     $  452.62
                                                                                                =========     =========
  Van Eck Worldwide Emerging Markets Subaccount........         681.71             745.70        1,427.41     $  336.57
                                                                                                =========     =========
  Van Eck Worldwide Real Estate Subaccount.............         244.75             835.38        1,080.13     $  481.58
                                                                                                =========     =========
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II Subaccount.............             --           1,922.49        1,922.49     $  416.75
                                                                                                =========     =========
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II Subaccount................             --             468.33          468.33     $  494.33
                                                                                                =========     =========

--------------------------------------------------------------------------------

                                                                               MARKET STREET VIP/2
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund:
  Growth Subaccount....................................      4,945.24               31.46        4,976.70     $1,082.22
                                                                                                =========     =========
  Money Market Subaccount..............................      8,576.56           (2,679.32)       5,897.24     $  618.73
                                                                                                =========     =========
  Bond Subaccount......................................      1,670.46              283.57        1,954.03     $  608.19
                                                                                                =========     =========
  Managed Subaccount...................................      1,696.49              (74.45)       1,622.04     $  861.32
                                                                                                =========     =========
  Aggressive Growth Subaccount.........................      1,174.22              149.87        1,324.09     $1,014.50
                                                                                                =========     =========
  International Subaccount.............................      3,016.56             (383.77)       2,632.79     $  975.06
                                                                                                =========     =========
  All Pro Large Cap Growth Subaccount..................         11.63              567.05          578.68     $  721.62
                                                                                                =========     =========
  All Pro Large Cap Value Subaccount...................         12.01              228.49          240.50     $  490.76
                                                                                                =========     =========
  All Pro Small Cap Growth Subaccount..................         10.62            1,103.15        1,113.77     $  919.80
                                                                                                =========     =========
  All Pro Small Cap Value Subaccount...................         11.18              402.85          414.03     $  370.54
                                                                                                =========     =========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                               MARKET STREET VIP/2
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund:
  High Income Subaccount...............................      4,385.78              218.78        4,604.56     $  792.88
                                                                                                =========     =========
  Equity-Income Subaccount.............................     11,763.02             (157.19)      11,605.83     $1,168.00
                                                                                                =========     =========
  Growth Subaccount....................................      7,706.38            3,555.75       11,262.13     $1,688.61
                                                                                                =========     =========
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................      2,408.49              172.87        2,581.36     $  948.86
                                                                                                =========     =========
  Index 500 Subaccount.................................      9,006.00            2,151.68       11,157.68     $1,636.75
                                                                                                =========     =========
  Contrafund Subaccount................................      3,848.82            2,255.39        6,104.21     $1,382.01
                                                                                                =========     =========
OCC Accumulation Trust:
  Equity Subaccount....................................      3,477.76             (246.45)       3,231.31     $1,195.14
                                                                                                =========     =========
  Small Cap Subaccount.................................      3,315.72             (438.82)       2,876.90     $  701.71
                                                                                                =========     =========
  Managed Subaccount...................................      7,153.80             (583.05)       6,570.75     $1,157.06
                                                                                                =========     =========
Scudder Variable Life Investment Fund:
  Bond Subaccount......................................      1,577.09              473.16        2,050.25     $  610.50
                                                                                                =========     =========
  Growth and Income Subaccount.........................      4,042.74              (30.51)       4,012.23     $1,006.14
                                                                                                =========     =========
  International Subaccount.............................      1,695.38              859.49        2,554.87     $1,140.30
                                                                                                =========     =========
Dreyfus Variable Investment Fund:
  Zero Coupon 2000 Subaccount..........................      1,318.02              213.35        1,531.37     $  621.94
                                                                                                =========     =========
  Growth and Income Subaccount.........................      2,289.14              186.92        2,476.06     $1,124.52
                                                                                                =========     =========
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Subaccount......................      1,330.85            1,508.38        2,839.23     $1,503.98
                                                                                                =========     =========
Federated Insurance Series:
  Fund for U.S. Government Securities II Subaccount....      1,067.47             (155.20)         912.27     $  606.11
                                                                                                =========     =========
  Utility Fund II Subaccount...........................        470.16              123.24          593.40     $  890.32
                                                                                                =========     =========
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................          2.93               23.01           25.94     $  535.14
                                                                                                =========     =========
  Van Eck Worldwide Hard Assets Subaccount.............          1.27               71.77           73.04     $  411.96
                                                                                                =========     =========
  Van Eck Worldwide Emerging Markets Subaccount........            --              681.71          681.71     $  587.10
                                                                                                =========     =========
  Van Eck Worldwide Real Estate Subaccount.............            --              244.75          244.75     $  411.36
                                                                                                =========     =========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Certain deductions are made by Provident Mutual from the Subaccounts and/or the premiums. The deductions may include (1) surrender charges, (2) administration fees, (3) transfer processing fees, (4) mortality and expense risk charges and (5) premium taxes. Premiums adjusted for these deductions are recorded as net premiums in the statements of changes in net assets. See original policy documents for specific charges assessed.

     There are no sales expenses deducted from premiums at the time the premiums are paid. If a contract has not been in force for six full years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. However, subject to certain restrictions, up to 10% of the contract account value as of the beginning of a contract year may be surrendered or withdrawn free of surrender charges.

     An annual administrative fee of $30 is deducted from the contract account value on each contract anniversary date beginning one year from the issue date of the contract. In addition, to compensate for costs associated with administration of the Market Street VIP/2 contracts, Provident Mutual deducts a daily asset-based administration charge from the assets of the Separate Account equal to an annual rate of .15%. This daily asset-based administration charge is reported in the mortality and expense risk charges in the statements of operations.

     During any given contract year, the first four transfers by Market Street VIP contractholders and the first twelve transfers by Market Street VIP/2 contractholders of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer.

     The Contracts provide for an initial free-look period. If a contract is cancelled within certain time constraints, the contractholder will receive a refund equal to the contract account value plus reimbursements of certain deductions previously made under the contract. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the contract and will not reflect investment experience.

     The Separate Account is charged a daily mortality and expense risk charge at an annual rate of 1.20% for the Market Street VIP contracts and 1.25% for the Market Street VIP/2 contracts. Provident Mutual reserves the right to increase this charge on a prospective basis for the Market Street VIP contracts, but in no event will it be greater than 1.25%.

     State premium taxes, when applicable, will be deducted depending upon when such taxes are paid to the taxing authority. The premium taxes are deducted either from premiums as they are received or from the proceeds upon withdrawal from or surrender of the contract or upon application of the proceeds to a payment option.

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Provident Mutual Life Insurance Company:

     In our opinion, the accompanying consolidated statements of financial condition and related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
February 2, 2001

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost: 2000-$2,743,643;
      1999-$2,904,087)......................................  $2,610,988    $2,765,156
     Held to maturity, at amortized cost (market:
      2000-$268,295; 1999-$323,318).........................     261,399       323,753
  Equity securities, at market (cost: 2000-$18,549;
     1999-$19,050)..........................................      18,912        20,326
  Mortgage loans............................................     594,805       559,818
  Real estate...............................................      29,068        25,873
  Policy loans and premium notes............................     374,654       366,046
  Other invested assets.....................................      44,298        22,850
                                                              ----------    ----------
       Total investments....................................   3,934,124     4,083,822
                                                              ----------    ----------
Cash and cash equivalents...................................      64,872        60,253
Premiums due................................................      10,241        11,477
Investment income due and accrued...........................      70,984        74,629
Deferred policy acquisition costs...........................     899,709       850,689
Reinsurance recoverable.....................................     161,085       155,871
Separate account assets.....................................   3,899,996     3,891,828
Other assets................................................     122,456        93,375
                                                              ----------    ----------
       Total assets.........................................  $9,163,467    $9,221,944
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $3,858,533    $4,028,813
  Policyholder funds........................................     145,506       146,685
  Policyholder dividends payable............................      34,925        34,738
  Other policy obligations..................................      20,695        20,259
                                                              ----------    ----------
       Total policy liabilities.............................   4,059,659     4,230,495
                                                              ----------    ----------
Expenses payable............................................      21,337        28,763
Taxes payable...............................................       8,617         6,497
Federal income taxes payable:
  Current...................................................      32,201        32,239
  Deferred..................................................      45,498        26,679
Separate account liabilities................................   3,865,636     3,861,305
Other liabilities...........................................      76,839        85,022
                                                              ----------    ----------
       Total liabilities....................................   8,109,787     8,271,000
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 10
EQUITY
  Retained earnings.........................................   1,100,582       995,150
  Accumulated other comprehensive income:
     Net unrealized (depreciation) appreciation on
      securities............................................     (46,902)      (44,206)
                                                              ----------    ----------
       Total equity.........................................   1,053,680       950,944
                                                              ----------    ----------
       Total liabilities and equity.........................  $9,163,467    $9,221,944
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               2000        1999        1998
                                                             --------    --------    --------
REVENUES
Policy and contract charges................................  $173,597    $156,463    $126,282
Premiums...................................................   189,913     197,454     206,376
Net investment income......................................   320,110     332,576     352,690
Other income...............................................    67,267      62,611      55,596
Net realized (losses) gains on investments.................    (2,889)     (2,037)      6,780
                                                             --------    --------    --------
  Total revenues...........................................   747,998     747,067     747,724
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   228,321     224,797     226,802
Change in future policyholder benefits.....................    89,978     112,118     138,001
Operating expenses.........................................    72,583      75,567      82,290
Amortization of deferred policy acquisition costs..........    86,312      80,420      72,926
Policyholder dividends.....................................    68,529      67,595      65,648
Noninsurance commissions and expenses......................    47,359      44,951      35,649
                                                             --------    --------    --------
  Total benefits and expenses..............................   593,082     605,448     621,316
                                                             --------    --------    --------
     Income before income taxes............................   154,916     141,619     126,408
Income tax expense (benefit):
  Current..................................................    29,213      36,646      46,953
  Deferred.................................................    20,271      10,981      (8,085)
                                                             --------    --------    --------
     Total income tax expense..............................    49,484      47,627      38,868
                                                             --------    --------    --------
       Net income..........................................  $105,432    $ 93,992    $ 87,540
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                                                          NET
                                                                       UNREALIZED
                                                                      APPRECIATION
                                                        RETAINED     (DEPRECIATION)      TOTAL
                                                        EARNINGS     ON SECURITIES       EQUITY
                                                       ----------    --------------    ----------
Balance at January 1, 1998...........................  $  813,618       $ 30,664       $  844,282
                                                                                       ----------
  Comprehensive income
     Net income......................................      87,540             --           87,540
     Other comprehensive income, net of tax:
       Change in unrealized appreciation
          (depreciation) on securities...............          --          3,301            3,301
                                                                                       ----------
  Total comprehensive income.........................                                      90,841
                                                       ----------       --------       ----------
Balance at December 31, 1998.........................     901,158         33,965          935,123
                                                                                       ----------
  Comprehensive income
     Net income......................................      93,992             --           93,992
     Other comprehensive income, net of tax:
       Change in unrealized appreciation
          (depreciation) on securities...............          --        (78,171)         (78,171)
                                                                                       ----------
  Total comprehensive income.........................                                      15,821
                                                       ----------       --------       ----------
Balance at December 31, 1999.........................     995,150        (44,206)         950,944
                                                                                       ----------
  Comprehensive income
     Net income......................................     105,432             --          105,432
     Other comprehensive income, net of tax:
       Change in unrealized appreciation
          (depreciation) on securities...............          --         (2,696)          (2,696)
                                                                                       ----------
  Total comprehensive income.........................                                     102,736
                                                       ----------       --------       ----------
Balance at December 31, 2000.........................  $1,100,582       $(46,902)      $1,053,680
                                                       ==========       ========       ==========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2000          1999          1998
                                                              -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   105,432   $    93,992   $    87,540
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................       99,997       105,104       124,693
  Amortization of deferred policy acquisition costs.........       86,312        80,420        72,926
  Capitalization of deferred policy acquisition costs.......     (144,388)     (124,056)     (140,052)
  Deferred income taxes.....................................       20,271        10,981        (8,085)
  Net realized losses (gains) on investments................        2,889         2,037        (6,780)
  Change in reinsurance recoverable.........................       (5,214)       (3,040)      346,657
  Change in policy liabilities and other policyholders'
    funds of traditional life products......................      (76,925)      (57,179)     (342,412)
  Other, net................................................      (25,551)      (49,595)       10,664
                                                              -----------   -----------   -----------
    Net cash provided by operating activities...............       62,823        58,664       145,151
                                                              -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      296,332       190,329       302,781
  Held to maturity securities...............................        5,128            --         4,806
  Equity securities.........................................        2,174        12,860        27,543
  Real estate...............................................        2,186        17,988        27,740
  Other invested assets.....................................        6,128         6,052        25,080
Proceeds from maturities of investments:
  Available for sale securities.............................      279,616       332,182       348,101
  Held to maturity securities...............................       63,282        58,716        76,483
  Mortgage loans............................................       72,738       154,440       121,076
Purchases of investments:
  Available for sale securities.............................     (424,739)     (504,973)     (926,699)
  Held to maturity securities...............................       (6,293)       (1,083)      (23,624)
  Equity securities.........................................         (256)          (74)      (32,339)
  Mortgage loans............................................     (113,478)      (78,572)     (107,728)
  Real estate...............................................         (697)         (621)         (856)
  Other invested assets.....................................      (26,138)      (18,633)      (11,342)
Contributions of separate account seed money................       (2,536)       (1,774)      (20,826)
Withdrawals of separate account seed money..................           --            --         1,954
Policy loans and premium notes, net.........................       (8,608)       (3,665)       (3,711)
Additions to property and equipment.........................       (8,679)       (4,599)       (3,673)
                                                              -----------   -----------   -----------
    Net cash provided by (used in) investing activities.....      136,160       158,573      (195,234)
                                                              -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....      945,308       827,800     1,228,552
Variable universal life and investment product withdrawals
  and fees..................................................   (1,139,672)   (1,066,189)   (1,107,827)
                                                              -----------   -----------   -----------
    Net cash (used in) provided by financing activities.....     (194,364)     (238,389)      120,725
                                                              -----------   -----------   -----------
    Net change in cash and cash equivalents.................        4,619       (21,152)       70,642
Cash and cash equivalents, beginning of year................       60,253        81,405        10,763
                                                              -----------   -----------   -----------
Cash and cash equivalents, end of year......................  $    64,872   $    60,253   $    81,405
                                                              ===========   ===========   ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for income taxes..................  $    28,772   $    38,821   $    54,863
                                                              ===========   ===========   ===========
Foreclosure of mortgage loans...............................  $     7,050   $     5,394   $     8,848
                                                              ===========   ===========   ===========

          See accompanying notes to consolidated financial statements

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC), and together with Provident Mutual, these are defined collectively as the "Company."

     The Company sells individual variable and traditional life insurance products, individual and group annuity products and investment products. The Company also maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, Puerto Rico and the District of Columbia, each of which has regulatory oversight. Sales in 17 states accounted for 84% of the Company's sales for the year ended December 31, 2000. For many of the life insurance and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, selected benefit elements and policy provisions are determined by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and also sells certain variable and traditional life insurance products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company with two major subsidiaries: Sigma American Corporation (Sigma) and 1717 Capital Management Company (1717CMC). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties. 1717CMC is a full-service broker/dealer, operating on a fully disclosed basis, engaged in the distribution of investment company shares, general securities, and other securities and services. 1717CMC is the principal distributor of variable life insurance policies and variable annuity contracts issued by both Provident Mutual and PLACA.

BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation.

     Various entities within the Company prepare financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the deferral and subsequent amortization of policy acquisition costs, the valuation of policy reserves, the accounting for deferred taxes, the accrual of postretirement benefits, the inclusion of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

     Statutory net income was $84.5 million, $82.1 million and $70.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. Statutory surplus was $488.2 million and $434.2 million as of December 31, 2000 and 1999, respectively.

     The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are credited (charged) to operations. Reserves totaled $8.1 million and $11.2 million at December 31, 2000 and 1999, respectively.

     Policy loans are reported at unpaid principal balances.

     Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances. The straight line method of depreciation is used for real estate occupied by the Company.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

     Cash and cash equivalents include cash and all highly liquid investments with a maturity of three months or less when purchased.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS No. 133," which changed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt the provisions of SFAS No. 133 effective January 1, 2001. The Company has reviewed the provisions of SFAS No. 133 and has determined that its impact on the consolidated financial statements will not be material.

     Effective January 1, 1999, the Company adopted Statement of Position (SOP) No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for determining measurement and recognition of a liability or an asset for insurance-related assessments. The adoption of SOP 97-3 did not have a material effect on the results of operations or the financial position of the Company.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

  Variable Life Insurance and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

PREMIUMS, CHARGES AND BENEFITS

  Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

  Variable Life Insurance and Investment-Type Products

     Revenues for variable life insurance and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other policies, the account balances were credited at interest rates which ranged from 4.0% to 9.2%, in 2000.

  Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yields, before realized capital gains and losses, in the calculation of expected gross margins were 8.0% for 2000, 8.0% for 1999 and 8.25% for 1998.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected lives of the policies.

     Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the deferred acquisition cost asset that would result from the realization of unrealized gains and losses is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

CAPITAL GAINS AND LOSSES

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

     Annually, the Board of Directors declares the amount of dividends to be paid to participating policyholders in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

     Separate account assets and liabilities reflect segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 2000 and 1999 (in millions):

                                             DECEMBER 31, 2000       DECEMBER 31, 1999
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $2,611.0    $2,611.0    $2,765.2    $2,765.2
  Held to maturity........................    $268.3      $261.4      $323.3      $323.8
Equity securities.........................     $18.9       $18.9       $20.3       $20.3
Mortgage loans............................    $617.2      $594.8      $557.3      $559.8
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............     $21.1       $21.0      $100.5      $100.6
Group annuities...........................  $1,730.2    $1,754.0    $1,718.8    $1,740.9
Supplementary contracts without life
  contingencies...........................     $28.4       $27.7       $28.3       $28.6
Individual annuities......................  $1,880.9    $1,923.1    $2,028.9    $2,085.1

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

     The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $40.9 million and $41.1 million, respectively, at December 31, 2000 and $102.0 million and $101.9 million, respectively, at December 31, 1999.

GROUP ANNUITIES

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND ACCUMULATIONS

     The policyholders' dividend and accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 2000 and 1999 are as follows (in millions):

                                                                   DECEMBER 31, 2000
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               AVAILABLE FOR SALE                    COST         GAINS         LOSSES        VALUE
               ------------------                  ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   20.0       $  .6         $   --      $   20.6
Obligations of states and political
  subdivisions...................................      32.0          .7             .2          32.5
Debt securities issued by foreign governments....       1.0          .1             --           1.1
Corporate securities.............................   2,447.4        41.0          177.0       2,311.4
Mortgage-backed securities.......................     243.2         5.2            3.0         245.4
                                                   --------       -----         ------      --------
  Subtotal -- fixed maturities...................   2,743.6        47.6          180.2       2,611.0
Equity securities................................      18.5         1.3             .9          18.9
                                                   --------       -----         ------      --------
  Total..........................................  $2,762.1       $48.9         $181.1      $2,629.9
                                                   ========       =====         ======      ========

                                                                   DECEMBER 31, 2000
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                HELD TO MATURITY                     COST         GAINS         LOSSES        VALUE
                ----------------                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   13.0       $  .7         $   --      $   13.7
Obligations of states and political
  subdivisions...................................       5.9          .3             --           6.2
Debt securities issued by foreign governments....       5.6          .7             --           6.3
Corporate securities.............................     233.7         8.8            3.7         238.8
Mortgage-backed securities.......................       3.2          .1             --           3.3
                                                   --------       -----         ------      --------
  Total..........................................  $  261.4       $10.6         $  3.7      $  268.3
                                                   ========       =====         ======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               AVAILABLE FOR SALE                    COST         GAINS         LOSSES        VALUE
               ------------------                  ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   46.9       $  .4         $   .7      $   46.6
Obligations of states and political
  subdivisions...................................      41.6          .6             .5          41.7
Debt securities issued by foreign governments....       1.0          --             --           1.0
Corporate securities.............................   2,556.7        20.8          151.4       2,426.1
Mortgage-backed securities.......................     257.9         2.1           10.2         249.8
                                                   --------       -----         ------      --------
  Subtotal -- fixed maturities...................   2,904.1        23.9          162.8       2,765.2
Equity securities................................      19.0         2.6            1.3          20.3
                                                   --------       -----         ------      --------
  Total..........................................  $2,923.1       $26.5         $164.1      $2,785.5
                                                   ========       =====         ======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                HELD TO MATURITY                     COST         GAINS         LOSSES        VALUE
                ----------------                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   13.4       $  .3         $   --      $   13.7
Obligations of states and political
  subdivisions...................................       6.4          .2             .2           6.4
Debt securities issued by foreign governments....       6.0          .2             --           6.2
Corporate securities.............................     294.5         5.3            6.3         293.5
Mortgage-backed securities.......................       3.5          --             --           3.5
                                                   --------       -----         ------      --------
  Total..........................................  $  323.8       $ 6.0         $  6.5      $  323.3
                                                   ========       =====         ======      ========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are as follows (in millions):

                                                              AMORTIZED    ESTIMATED
                     AVAILABLE FOR SALE                         COST       FAIR VALUE
                     ------------------                       ---------    ----------
Due in one year or less.....................................  $  110.8      $  107.0
Due after one year through five years.......................     812.7         807.8
Due after five years through ten years......................     615.2         589.3
Due after ten years.........................................   1,204.9       1,106.9
                                                              --------      --------
  Total.....................................................  $2,743.6      $2,611.0
                                                              ========      ========

                                                              AMORTIZED    ESTIMATED
                      HELD TO MATURITY                          COST       FAIR VALUE
                      ----------------                        ---------    ----------
Due in one year or less.....................................   $ 10.7        $ 10.7
Due after one year through five years.......................     95.4          97.0
Due after five years through ten years......................     81.8          85.6
Due after ten years.........................................     73.5          75.0
                                                               ------        ------
  Total.....................................................   $261.4        $268.3
                                                               ======        ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    -----
Fixed maturities............................................  $(2.7)   $(9.0)   $(9.2)
Equity securities...........................................    1.4      1.5      2.8
Mortgage loans..............................................   (1.4)      --       .7
Real estate.................................................   (1.8)     (.6)     6.6
Other invested assets.......................................    1.6      6.1      8.9
Other assets................................................     --       --     (3.0)
                                                              -----    -----    -----
  Total.....................................................  $(2.9)   $(2.0)   $ 6.8
                                                              =====    =====    =====

     During 2000, the Company sold a held to maturity security with an amortized cost of $5.0 million, resulting in a realized gain of $.1 million. During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million. The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

     Net unrealized (depreciation) appreciation on available for sale securities as of December 31, 2000 and 1999 is summarized as follows (in millions):

                                                               2000       1999
                                                              -------    -------
Net unrealized (depreciation) appreciation before
  adjustments for the following:............................  $(132.2)   $(137.6)
  Amortization of deferred policy acquisition costs.........     60.1       69.6
  Deferred Federal income taxes.............................     25.2       23.8
                                                              -------    -------
Net unrealized (depreciation) appreciation..................  $ (46.9)   $ (44.2)
                                                              =======    =======

     Net investment income, by type of investment, is as follows for the years ending December 31, 2000, 1999 and 1998 (in millions):

                                                            2000      1999      1998
                                                           ------    ------    ------
Gross investment income:
Fixed maturities:
  Available for sale.....................................  $219.7    $222.9    $225.2
  Held to maturity.......................................    21.8      30.6      34.4
Equity securities........................................      .3        .2        .5
Mortgage loans...........................................    50.2      53.9      59.1
Real estate..............................................     4.3       5.3       6.6
Policy loans.............................................    24.7      23.9      24.2
Other invested assets....................................    12.1       7.3      15.3
Cash and cash equivalents................................     2.4       2.3       3.3
Other, net...............................................      .3        .1        --
                                                           ------    ------    ------
                                                            335.8     346.5     368.6
Less investment expenses.................................   (15.7)    (13.9)    (15.9)
                                                           ------    ------    ------
Net investment income....................................  $320.1    $332.6    $352.7
                                                           ======    ======    ======

     The Company's portfolio includes an available for sale note carried at $38.2 million acquired in 1998, prior to the effective date of EITF 98-15. Income of $3.7 million, $3.7 million and $2.1 million was earned on this note during 2000, 1999 and 1998, respectively. Had the provisions of EITF 98-15 been applicable, the related loss of $10.6 million recorded in 1998 would have been reversed and income recognized would have been $2.4 million, $2.4 million and $1.5 million during 2000, 1999 and 1998, respectively. Interest earned over the lives of the notes would be $8.7 million less had the note been accounted for under EITF 98-15.

4.  MORTGAGE LOANS

     The carrying value of impaired loans was $3.1 million and $14.2 million, which are net of reserves of $.3 million and $3.2 million as of December 31, 2000 and 1999, respectively.

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 2000 and 1999 is as follows (in millions):

                                                                2000     1999
                                                                -----    -----
Balance at January 1........................................    $11.2    $10.7
Provision, net of recoveries................................     (2.6)      .5
Releases due to foreclosure.................................      (.5)      --
                                                                -----    -----
Balance at December 31......................................    $ 8.1    $11.2
                                                                =====    =====

     The average recorded investment in impaired loans was $8.7 million and $27.8 million during 2000 and 1999, respectively. Interest income recognized on impaired loans during 2000, 1999 and 1998 was $.3 million, $1.7 million and $3.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

     Real estate holdings are as follows at December 31, 2000 and 1999 (in millions):

                                                              2000     1999
                                                              -----    -----
Occupied by the Company.....................................  $17.9    $19.2
Foreclosed..................................................   11.1      7.8
                                                              -----    -----
Total.......................................................  $29.0    $27.0
                                                              =====    =====

     Depreciation expense was $.6 million, $1.0 million and $1.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. Accumulated depreciation for real estate totaled $5.0 million and $4.5 million at December 31, 2000 and 1999, respectively. Permanent impairment writedowns were $1.8 million, $.9 million and $.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     In December 1999, a real estate property occupied by the Company with a carrying value of $12.3 million was sold, resulting in a gain of $.3 million.

6.  DEFERRED POLICY ACQUISITION COSTS

     A reconciliation of the deferred policy acquisition cost (DAC) asset for 2000, 1999 and 1998 is as follows (in millions):

                                                            2000      1999      1998
                                                           ------    ------    ------
Balance at January 1,....................................  $850.7    $705.2    $629.6
Expenses deferred........................................   144.4     124.1     140.1
Amortization of DAC......................................   (86.3)    (80.4)    (72.9)
Effect on DAC from unrealized (gains) losses.............    (9.1)    101.8       8.4
                                                           ------    ------    ------
Balance at December 31,..................................  $899.7    $850.7    $705.2
                                                           ======    ======    ======

7.  BENEFIT PLANS

     The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare part B reimbursement for certain retirees) and retiree life insurance.

     The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 2000 and 1999, as well as the funded status as of December 31, 2000 and 1999 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   2000      1999      2000      1999
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $ 98.4    $116.7    $ 24.5    $ 28.4
Service cost....................................     3.4       3.7        .3        .3
Interest cost...................................     7.4       7.7       1.9       1.9
Plan participants' contributions................      --        --        .2        .4
Plan amendments.................................      --       1.4        --        --
Actuarial (gain) loss...........................    (1.0)      4.0        .8      (4.2)
Settlements.....................................      --     (13.4)       --        --
Gross benefits paid.............................   (11.9)    (21.7)     (2.7)     (2.3)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........    96.3      98.4      25.0      24.5
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   191.0     182.4        --        --
Actual return on plan assets....................    (3.1)     26.6        --        --
Employer contributions..........................      --        --       2.5       1.4
Plan participants' contributions................      --        --        .2        --
401(h) transfer.................................      --      (1.4)       --        --
Gross benefits paid.............................    (9.5)    (16.6)     (2.7)     (1.4)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   178.4     191.0        --        --
                                                  ------    ------    ------    ------
Funded status...................................    82.1      92.6     (25.0)    (24.5)
Unrecognized actuarial gain.....................   (31.3)    (53.9)    (18.1)    (20.0)
Unrecognized prior service cost.................     4.5       4.9       5.7       6.1
Unrecognized net transition asset...............   (10.1)    (11.7)       --        --
                                                  ------    ------    ------    ------
NET AMOUNT RECOGNIZED...........................  $ 45.2    $ 31.9    $(37.4)   $(38.4)
                                                  ======    ======    ======    ======

     The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 2000 and 1999 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   2000      1999      2000      1999
                                                  ------    ------    ------    ------
Prepaid benefit cost............................  $ 55.7    $ 42.6    $   --    $   --
Accrued benefit liability.......................   (10.5)    (10.7)    (37.4)    (38.4)
Additional minimum liability....................     (.6)      (.8)       --        --
Intangible asset................................      .6        .8        --        --
                                                  ------    ------    ------    ------
NET AMOUNT RECOGNIZED...........................  $ 45.2    $ 31.9    $(37.4)   $(38.4)
                                                  ======    ======    ======    ======

     The components of net periodic benefit (income) cost for the years ended December 31, 2000, 1999 and 1998 are as follows (in millions):

                                                 PENSION BENEFITS          OTHER BENEFITS
                                             ------------------------   --------------------
                                              2000     1999     1998    2000    1999    1998
                                             ------   ------   ------   -----   -----   ----
Service cost...............................  $  3.4   $  4.3   $  4.5   $  .3   $  .3   $ .5
Interest cost..............................     7.3      7.6      7.8     1.9     1.9    1.9
Expected return on assets..................   (16.8)   (16.1)   (14.6)     --      --     --
Amortization of:
  Transition asset.........................    (1.6)    (1.9)    (1.9)     --      --     --
  Prior service cost.......................      .4       .3       .3      .4      .4     .4
  Actuarial gain...........................    (3.7)    (3.3)     (.9)   (1.1)   (1.1)   (.9)
Settlement credit..........................      --     (5.8)      --      --      --     --
                                             ------   ------   ------   -----   -----   ----
NET PERIODIC BENEFIT (INCOME) COST.........  $(11.0)  $(14.9)  $ (4.8)  $ 1.5   $ 1.5   $1.9
                                             ======   ======   ======   =====   =====   ====

     During 1999, in certain of the Company's defined benefit plans, lump-sum cash payments elected by employees exceeded the sum of the periodic service cost and interest cost of the related plans. The lump-sum amounts are reflected as "settlements" in the change in benefit obligation table above. Because of this circumstance, the Company amortized additional amounts of the unrecognized actuarial gains and the unamortized transition asset, in accordance with SFAS 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits." Pretax income of $5.8 million resulted from additional amortization and is reflected as a "settlement credit" in the pension benefits table above.

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $13.4 million, $9.7 million, and $0, respectively, at December 31, 2000, and were $14.3 million, $10.4 million, and $0, respectively, at December 31, 1999.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
  postretirement benefit obligation.........................     $1.1           $(1.0)

     The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 2000 and 1999:

                                                       PENSION BENEFITS      OTHER BENEFITS
                                                       -----------------     ---------------
                                                        2000       1999      2000      1999
                                                       ------     ------     -----     -----
Discount rate........................................   7.50%      7.75%     7.50%     7.75%
Expected return on plan assets.......................   9.00%      9.00%      N/A       N/A
Rate of compensation increase........................   4.50%      4.75%     4.50%     4.75%

     Effective July 1, 1999, the Company increased its discount rate to 7.50% from 6.75% at January 1, 1999. Effective December 31, 1999, the Company increased its discount rate to 7.75%. Effective December 31, 2000, the Company decreased its discount rate to 7.50%.

     A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 2000, decreasing to 5.1% for all future years.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In 1999 and 1998, the Company transferred $1.4 million and $1.7 million of excess assets from the defined benefit pension plan to pay for 1999 and 1998 qualified retiree health benefits, respectively.

     The Company also provides funded noncontributory defined contribution plans that cover substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $4.6 million, $3.5 million, and $3.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

8.  FEDERAL INCOME TAXES

     The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. The life companies' tax provisions include an equity tax.

     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                                                             YEAR ENDED DECEMBER 31,
                                                             ------------------------
                                                             2000      1999     1998
                                                             -----    ------    -----
Federal income tax at statutory rate.......................  $54.2    $ 49.6    $44.2
  Current year equity tax..................................    6.0       9.0      6.3
  True down of prior years' equity tax.....................   (6.1)    (10.0)    (7.0)
  Tax settlement...........................................     --        --     (4.7)
  Dividend received deduction..............................   (3.7)       --       --
  Other....................................................    (.9)     (1.0)      .1
                                                             -----    ------    -----
Provision for Federal income tax from operations...........  $49.5    $ 47.6    $38.9
                                                             =====    ======    =====

     In 1998, the Company settled certain open tax years with the IRS, which resulted in the reduction of income tax expense by $4.7 million.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 2000 and 1999 (in millions):

                                                               2000      1999
                                                              ------    ------
DEFERRED TAX LIABILITY
Deferred policy acquisition costs...........................  $237.5    $223.7
Prepaid pension asset.......................................    19.8      15.3
                                                              ------    ------
  Total deferred tax liability..............................   257.3     239.0
                                                              ------    ------
DEFERRED TAX ASSET
Reserves....................................................   145.3     145.1
Net unrealized loss on available for sale securities........    25.3      23.8
Employee benefit accruals...................................    17.5      19.0
Invested assets.............................................     4.5       7.4
Policyholder dividends......................................     8.7       8.7
Other.......................................................    10.5       8.3
                                                              ------    ------
  Total deferred tax asset..................................   211.8     212.3
                                                              ------    ------
Net deferred tax liability..................................  $ 45.5    $ 26.7
                                                              ======    ======

     The Company's Federal income tax returns have been audited through 1995. All years through 1985 are closed. Years 1986 through 1995 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1996 and subsequent remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

9.  REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1.5 million on any single life.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

     On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million.

     The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                             CEDED TO      ASSUMED
                                                  GROSS        OTHER      FROM OTHER       NET
                                                 AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                                ---------    ---------    ----------    ---------
DECEMBER 31, 2000:
Life insurance in force.......................  $46,773.3    $12,377.4      $106.6      $34,502.5
                                                =========    =========      ======      =========
Premiums......................................  $   203.3    $    13.9      $   .5      $   189.9
                                                =========    =========      ======      =========
Future policyholder benefits..................  $ 3,858.5    $   161.1      $  2.1      $ 3,699.5
                                                =========    =========      ======      =========
DECEMBER 31, 1999:
Life insurance in force.......................  $42,853.8    $ 9,866.6      $137.5      $33,124.7
                                                =========    =========      ======      =========
Premiums......................................  $   209.5    $    12.7      $   .7      $   197.5
                                                =========    =========      ======      =========
Future policyholder benefits..................  $ 4,028.8    $   155.9      $  2.7      $ 3,875.6
                                                =========    =========      ======      =========
DECEMBER 31, 1998:
Life insurance in force.......................  $40,139.8    $ 8,550.4      $167.4      $31,756.8
                                                =========    =========      ======      =========
Premiums......................................  $   217.1    $    14.2      $  3.5      $   206.4
                                                =========    =========      ======      =========
Future policyholder benefits..................  $ 4,243.1    $   152.8      $  3.1      $ 4,093.4
                                                =========    =========      ======      =========

10.  COMMITMENTS AND CONTINGENCIES

LEASES

     The Company leases office space, data processing equipment and certain other furniture and equipment under operating leases expiring on various dates between 2001 and 2009. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 2000, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                                                           SUBLEASE
                                                               RENTAL      RENTALS
YEAR ENDING DECEMBER 31:                                      PAYMENTS    RECEIVABLE
------------------------                                      --------    ----------
2001........................................................   $12.5         $.4
2002........................................................    10.7          .1
2003........................................................     8.7          .1
2004........................................................     6.4          --
2005........................................................     4.7          --
Thereafter..................................................    14.6          --
                                                               -----         ---
  Total.....................................................   $57.6         $.6
                                                               =====         ===

     Total related rent expense was $12.8 million, $11.2 million and $13.6 million in 2000, 1999 and 1998, respectively, which was net of sublease income of $.9 million, $.5 million and $2.6 million in 2000, 1999 and 1998, respectively.

     During 1998, the Company recorded a charge to income in the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

     At December 31, 2000, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $40.4 million. The mortgage loan commitments, which expire through April 2001, totaled $11.7 million and were issued during 2000 at interest rates consistent with rates applicable on December 31, 2000. As a result, the fair value of these commitments approximates the face amount.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company had no hedge activity in 2000 and 1999. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998. The approximate net gains generated from the hedge positions were $.1 million for the year ended December 31, 1998. There were no open hedge positions at December 31, 2000 or 1999.

     The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 2000 or 1999.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 2000 and 1999.

INVESTMENT PORTFOLIO CREDIT RISK

  Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 2000 and 1999, approximately $276.0 million and $266.6 million, respectively, in debt security investments (9.2% and 8.3%, respectively, of the total debt security portfolio) were considered "below investment grade." During 1999, the Company increased its allocation of assets to "below investment grade" securities. Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 2000 of $15.1 million were non-income producing for the year ended December 31, 2000.

     The Company had debt security investments in the financial services industry at both December 31, 2000 and 1999 that exceeded 5% of total assets.

  Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     There was one mortgage loan totaling $.9 million and one mortgage loan totaling $.1 million in which payments on principal and/or interest were over 90 days past due as of December 31, 2000 and 1999, respectively.

     The Company had no loans outstanding in any state where principal balances in the aggregate exceeded 20% of the Company's equity.

LINES OF CREDIT

     The Company has approximately $50 million of available and unused lines of credit at December 31, 2000.

LITIGATION AND UNASSERTED CLAIMS

     On January 22, 2001, the Court of Common Pleas, Philadelphia, Pennsylvania, held a hearing on the fairness, reasonableness and adequacy of the proposed settlement relating to the sales practices class action. The settlement was approved by the Court by order dated January 29, 2001. The Company believes that it had previously recorded an adequate provision for the cost of the settlement.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, these assessments will not have a material adverse effect on the consolidated financial statements.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes will not have a material adverse effect on the Company's financial position or its results of operations.

11.  COMPREHENSIVE INCOME

     The components of other comprehensive income are as follows (in millions):

                                                      BEFORE        TAX
                                                        TAX      (EXPENSE)    NET OF TAX
                                                      AMOUNT      BENEFIT       AMOUNT
                                                      -------    ---------    ----------
YEAR ENDED DECEMBER 31, 2000:
Unrealized appreciation (depreciation) on
  securities........................................  $  (7.1)     $ 2.5        $ (4.6)
Less: reclassification adjustment for losses
  realized in net income............................      2.9       (1.0)          1.9
                                                      -------      -----        ------
Net change in unrealized appreciation (depreciation)
  on securities.....................................  $  (4.2)     $ 1.5        $ (2.7)
                                                      =======      =====        ======
YEAR ENDED DECEMBER 31, 1999:
Unrealized appreciation (depreciation) on
  securities........................................  $(122.3)     $42.8        $(79.5)
Less: reclassification adjustment for losses
  realized in net income............................      2.0        (.7)          1.3
                                                      -------      -----        ------
Net change in unrealized appreciation (depreciation)
  on securities.....................................  $(120.3)     $42.1        $(78.2)
                                                      =======      =====        ======
YEAR ENDED DECEMBER 31, 1998:
Unrealized appreciation (depreciation) on
  securities........................................  $  11.9      $(4.2)       $  7.7
Less: reclassification adjustment for gains realized
  in net income.....................................     (6.8)       2.4          (4.4)
                                                      -------      -----        ------
Net change in unrealized appreciation (depreciation)
  on securities.....................................  $   5.1      $(1.8)       $  3.3
                                                      =======      =====        ======